UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

             Investment Company Act file number_811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code:_(650) 312-2000

Date of fiscal year end:_2/28

Date of reporting period: _02/29/16

Item 1. Reports to Stockholders.

1

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
February 29, 2016

Franklin Tax-Free Trust

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Contents

Annual Report
Municipal Bond Market Overview	3
Investment Strategy and Manager’s Discussion	5
Franklin Alabama Tax-Free Income Fund	6
Franklin Florida Tax-Free Income Fund	13
Franklin Georgia Tax-Free Income Fund	20
Franklin Kentucky Tax-Free Income Fund	27
Franklin Louisiana Tax-Free Income Fund	33
Franklin Maryland Tax-Free Income Fund	40
Franklin Missouri Tax-Free Income Fund	48
Franklin North Carolina Tax-Free Income Fund	56
Franklin Virginia Tax-Free Income Fund	64
Financial Highlights and Statements of Investments	72
Financial Statements	124
Notes to Financial Statements	135
Report of Independent Registered
Public Accounting Firm	150
Tax Information	151
Board Members and Officers	152
Shareholder Information	157

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury and the U.S. stock markets during the 12-month period ended February 29, 2016. Investment-grade municipal bonds, as measured by the Barclays Municipal Bond Index, generated a +3.95% total return for the period, while U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, posted a +2.88% total return.1 U.S. equities, as represented by the Standard & Poor’s 500 Index, underperformed with a -6.19% total return for the reporting period.1 The decline in U.S. equities was partly fueled by concerns about global economic growth, particularly a continuing slowdown in China and sluggish economic activity in Europe and Japan. Sustained price declines in the commodities markets also put downward pressure on U.S. equities. These factors led to a perceived flight to quality, which seemed to benefit municipal bondholders. In addition, in our opinion, municipal bonds continued to offer significant value relative to Treasuries because of their tax-exempt status and relatively low risk.

The Federal Reserve (Fed) raised its target interest-rate range to 0.25%–0.50% in December, citing labor market improvement and continued U.S. economic growth. This action ended a seven-year period of near-zero short-term interest rates. At the time, the Fed indicated the move would be followed by a “gradual” tightening of monetary policy, and the median estimate among Fed governors for the 2016 year-end federal funds rate was 1.375%. Despite the prospect of higher short-term interest rates in 2016, the municipal bond market rallied after the announcement. Benchmark 10-year and 30-year tax-exempt interest rates ended the period lower than where they began.

Municipal bond funds finished the period with four consecutive months of inflows, reflecting robust demand for tax-exempt debt. Bonds with longer maturities generally performed better than bonds with shorter maturities. In addition, investment-grade municipal bonds fared better than high yield municipal bonds. High yield tax-exempt bonds, as measured by the Barclays Municipal High Yield Index, generated a +2.11% total return for the period.1 Approximately $341 billion in bonds were issued over the past 12 months; this issuance was offset, however, by the nearly $342 billion in bonds that either matured or were called out of the market, making net supply flat for the period.2

Several developments affected Puerto Rico bonds over the reporting period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances. These challenges also led to liquidity issues including reduced access to the financial markets. On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation Debt Enforcement and Recovery Act (the Act), signed into law on June 28, 2014, was unconstitutional. Following the ruling, which was affirmed by the U.S. Court of Appeals on July 6, 2015, independent credit rating agencies Moody’s Investors Service and Standard & Poor’s repeatedly downgraded Puerto Rico’s general obligation debt, as well as the ratings of certain related Puerto Rico issuers. On August 21, 2015, Puerto Rico petitioned the U.S. Supreme Court to review the ruling invalidating the Act. In early December, the U.S. Supreme Court granted Puerto Rico’s request, and the case was scheduled for oral argument in March 2016. In addition, the commonwealth continued to seek the expansion of Chapter 9 bankruptcy eligibility through the U.S. Congress.

Near the end of June 2015, in conjunction with announcing that Puerto Rico’s debt was “not payable,” Governor Alejandro Garcia Padilla publicly called for a restructuring of Puerto Rico debt obligations, while certain other Puerto Rico issuers continued to negotiate with creditors for a financial restructuring. During the reporting period, Puerto Rico’s financial issues led to partial defaults by Puerto Rico’s Public Finance Corporation on its debt service payments beginning on August 3, 2015. In September, Governor Garcia Padilla’s working group issued a preliminary report regarding the island’s financial situation and potential restructuring recommendations. On February 1, 2016, the governor officially released the commonwealth’s restructuring proposal. The plan seeks to reduce the burden of $49 billion in tax-supported debt by asking creditors to exchange current securities for a combination of “Base Bonds” and “Growth Bonds.” The uncertainty arising from these recent actions led to price volatility among several Puerto Rico municipal bond issues.

Franklin Templeton has been a member of a creditors’ committee (Ad Hoc Group) made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: Goldman Sachs Securities Division, Bloomberg.

See www.franklintempletondatasources.com for additional data provider information.

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MUNICIPAL BOND MARKET OVERVIEW

of achieving a negotiated, market-based, long-term solution to PREPA’s liquidity and structural issues. On December 23, 2015, a Restructuring Support Agreement was signed. The agreement, which has attained legislative approval, provides for the Ad Hoc Group to exchange its bonds at 85 cents on the dollar into a new “securitization” bond. There are still many details that need to be resolved, and the formulation of the exchange offer and necessary legislation may take several months. However, we believe that implementation of this agreement would allow PREPA to provide reliable and lower cost service, fund its capital needs for the medium term, ensure environmental compliance, diversify power generation resources to include more natural gas and provide jobs.

We believe the PREPA agreement demonstrates how the combination of pursuing our legal rights and engaging in negotiations can achieve positive results, avoiding costly lawsuits or bankruptcy proceedings. The market viewed this agreement as positive, and at period-end, PREPA bonds were priced at about 65 cents on the dollar.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Annual Report

Franklin Alabama Tax-Free Income Fund

This annual report for Franklin Alabama Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	3.49%
AA	59.74%
A	12.78%
BBB	2.92%
Below Investment Grade	2.29%
Refunded	15.82%
Not Rated	2.96%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.55 on February 28, 2015, to $11.35 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 42.15 cents per share for the same period.2 The Performance Summary beginning on page 9 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.28% based on an annualization of February’s 3.24 cent per share monthly dividend and the maximum offering price of $11.85 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Alabama personal income tax bracket of 46.42% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.12% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Alabama’s economy grew moderately during the 12 months under review. Amid a global trade slowdown, the state’s calendar year 2015 exports declined slightly from 2014 but remained near record levels, driven by growing overseas shipments of transportation equipment, primary metals and machinery. Business sentiment in the state remained generally better than in the nation as a whole, with firms in many industries expecting improved capital expenditures, hiring and profits. The state’s housing market improved as home prices and new-home permit activity increased. Although most sectors added jobs, Alabama’s unemployment rate rose from 6.0% in February 2015 to 6.2% at period-end, which was higher than the 4.9% national average.3

The state has two major operating funds—the Education Trust Fund (ETF), the main funding source for education programs, and the general fund, the primary funding source for Medicaid and other non-education government programs. The enacted budget for fiscal year 2016, which ends on September 30, was balanced through a combination of revenue enhancements and spending cuts. It reduced the state’s reliance on nonrecurring general fund revenues, permanently transferred state use taxes from the ETF to the general fund, and raised the cigarette tax

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 74.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C
March	3.59	3.03
April	3.59	3.03
May	3.59	3.03
June	3.55	3.03
July	3.55	3.03
August	3.55	3.03
September	3.55	3.04
October	3.55	3.04
November	3.55	3.04
December	3.55	3.05
January	3.29	2.79
February	3.24	2.74
Total	42.15	35.88

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

rate. The state also expected to receive a sizable settlement from BP resulting from the Deepwater Horizon oil spill, payable in annual installments over 18 years. As of February, revenues for 2016 fiscal year-to-date rose compared with the same period a year ago, driven partly by solid growth in property, sales and individual income tax collections, as well as a significant increase in cigarette tax collections.

Alabama’s net tax-supported debt was 2.3% of personal income and $824 per capita, compared with the 2.5% and $1,012 national medians.4 Independent credit rating agency Moody’s Investors Service rated Alabama’s general obligation debt Aa1 with a stable outlook.5 The rating reflected Moody’s view of the state’s constitutional and statutory provisions that encourage conservative management practices, history of rebuilding fund balances following economic downturns, and successful efforts to bring manufacturing companies to the state. According to Moody’s, the state’s challenges included depletion of rainy day funds in recent years, lack of certain best financial management practices such as multi-year financial planning, and high poverty and low labor force participation.

The stable outlook reflected Moody’s expectations that the state will manage its finances conservatively, as mandated by its statutory and constitutional provisions.

Portfolio Breakdown

2/29/16

% of Total
Investments*
Utilities	23.4%
Refunded**	15.8%
Hospital & Health Care	11.1%
General Obligation	10.7%
Higher Education	10.3%
Tax-Supported	9.9%
Other Revenue	8.8%
Subject to Government Appropriations	3.7%
Corporate-Backed	2.9%
Housing	2.1%
Transportation	1.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico;

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate Moody’’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN ALABAMA TAX-FREE INCOME FUND

however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/29/16	2/28/15		Change
A (FRALX)	$11.35	$11.55	-$	0.20
C (FALEX)	$11.49	$11.69	-$	0.20

Distributions[1] (3/1/15–2/29/16)
	Dividend
Share Class	Income
A	$0.4215
C	$0.3588

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.72%
1-Year	+1.99%	-2.33%	-2.11%
5-Year	+29.17%	+4.35%	+4.57%
10-Year	+48.38%	+3.57%	+3.64%
C					1.27%
1-Year	+1.41%	+0.42%	+0.66%
5-Year	+25.68%	+4.68%	+4.91%
10-Year	+40.50%	+3.46%	+3.53%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[6]	Distribution Rate[7]	Standardized Yield[8]		Standardized Yield[7]
A	3.28%	6.12%	1.63%		3.04%
C	2.86%	5.34%	1.19%		2.22%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/29/16.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Alabama personal income tax rate of 46.42%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,026.60	$3.63
Hypothetical (5% return before expenses)	$1,000	$1,021.28	$3.62
C
Actual	$1,000	$1,023.60	$6.39
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.37

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.72%; C: 1.27%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Florida Tax-Free Income Fund

This annual report for Franklin Florida Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16

% of Total
Ratings	Investments
AAA	8.09%
AA	40.28%
A	37.62%
BBB	2.20%
Below Investment Grade	4.10%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.38 on February 28, 2015, to $11.19 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 44.37 cents per share for the same period.2 The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.70% based on an annualization of February’s 3.60 cent per share monthly dividend and the maximum offering price of $11.69 on February 29, 2016. An investor in the 2016 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.54% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the 12 months under review, Florida’s economy continued to grow as state employment, gross state product and population growth exceeded national averages. The state’s employment recovery was broad-based, with nearly all sectors experiencing yearly growth at period-end, notably professional and business services, leisure and hospitality, and education and health services. Additionally, the state’s unemployment rate declined from 5.6% in February 2015 to 4.9% at period-end, which matched the 4.9% national average.3 High population growth also helped strengthen Florida’s economy as the state continued to attract retirees drawn by its favorable climate, relatively affordable housing and lack of a personal income tax. Florida’s housing market also generally improved but foreclosures remained high. The state’s wealth and income levels also lagged those of the nation.

Florida’s net general revenue collections in the first half of fiscal year 2016, which began on July 1, 2015, increased compared with the same period in fiscal year 2015, primarily reflecting higher sales tax collections, which remained the state’s largest revenue source. However, corporate income tax collections came in lower than expected. Due to positive general revenue trends, Florida ended fiscal year 2015 with solid general fund and budget stabilization fund balances. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 78.

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Annual Report

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C
March	3.86	3.34
April	3.86	3.34
May	3.86	3.34
June	3.86	3.36
July	3.73	3.23
August	3.60	3.10
September	3.60	3.09
October	3.60	3.09
November	3.60	3.09
December	3.60	3.07
January	3.60	3.07
February	3.60	3.07
Total	44.37	38.19

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

state’s forecasts for fiscal year 2016 and 2017 reflected continued net general revenue growth driven by healthy sales tax collections from motor vehicle purchases, tourism and business investment. The governor’s proposed budget for fiscal year 2017 maintained an even higher level of reserves than in fiscal year 2015.

The state has been focusing on reducing its debt and paying down more debt than it issues. Thus, Florida’s net tax-supported debt was 2.4% of personal income and $973 per capita, slightly lower than the national medians of 2.5% and $1,012.4 Standard & Poor’s (S&P) rated Florida’s general obligation debt AAA with a stable outlook, reflecting the independent credit rating agency’s assessment of the state’s improved economic climate, positive revenue growth, structurally balanced budget, solid reserve levels, moderate debt burden and strong financial management practices.5 Some challenges that Florida faces include a heavy dependence on economically sensitive sales taxes and a vulnerability to downturns from tourism and in-migration trends that are strongly tied to the national economy.

Portfolio Breakdown
2/29/16
% of Total
Investments*
Utilities	21.7%
Transportation	18.9%
Refunded**	16.9%
Hospital & Health Care	15.7%
Tax-Supported	8.1%
General Obligation	7.8%
Subject to Government Appropriations	4.7%
Higher Education	3.9%
Other Revenue	2.2%
Housing	0.1%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate S&P’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Annual Report

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/29/16	2/28/15		Change
A (FRFLX)	$11.19	$11.38	-$	0.19
C (FRFIX)	$11.41	$11.59	-$	0.18

Distributions[1] (3/1/15–2/29/16)
	Dividend
Share Class	Income
A	$0.4437
C	$0.3819

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.64%
1-Year	+2.32%	-2.07%	-1.76%
5-Year	+25.17%	+3.69%	+3.85%
10-Year	+46.91%	+3.47%	+3.56%
C					1.19%
1-Year	+1.81%	+0.82%	+0.98%
5-Year	+21.87%	+4.04%	+4.18%
10-Year	+39.20%	+3.36%	+3.45%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[6]	Distribution Rate[7]	Standardized Yield[8]		Standardized Yield[7]
A	3.70%	6.54%	1.63%		2.88%
C	3.23%	5.71%	1.19%		2.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 18 for Performance Summary footnotes.

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Annual Report

FRANKLIN FLORIDA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/29/16.
7. Taxable equivalent distribution rate and yield assume the 2016 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,033.40	$3.34
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.32
C
Actual	$1,000	$1,029.90	$6.11
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.07

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Annual Report

Franklin Georgia Tax-Free Income Fund

This annual report for Franklin Georgia Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16

% of Total
Ratings	Investments
AAA	6.19%
AA	58.43%
A	16.74%
Below Investment Grade	3.14%
Refunded	14.57%
Not Rated	0.93%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.46 on February 28, 2015, to $12.32 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 45.04 cents per share for the same period.2 The Performance Summary beginning on page 23 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.47% based on an annualization of February’s 3.72 cent per share monthly dividend and the maximum offering price of $12.87 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Georgia personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.55% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Georgia’s economy continued to grow during the 12 months under review, aided by strong employment growth that outpaced the national average. Despite a contraction in the country’s manufacturing sector, the state’s manufacturing sector continued to expand, resulting largely from growth in production and new orders, and contributing to employment growth. Most of the state’s other sectors added jobs, notably the professional and business services sector and the leisure and hospitality sector. The state’s unemployment rate fell from 6.2% in February 2015 to 5.4% at period-end, which was higher than the 4.9% national average.3 Georgia’s housing market continued to recover as home prices rose and foreclosure rates trended lower to prerecession levels.

The state’s enacted budget for fiscal year 2016, which started in July 2015, was based on projections of continued revenue growth, particularly in income and sales taxes. Although the fiscal year 2016 budget was larger than the amended 2015 budget, excluding a midyear adjustment, the overall spending increase was lower than the projected revenue growth. K-12 education accounted for the bulk of the spending increase. The budget also included greater spending for human services and transportation, as well as full funding of pension system contributions. In January, the governor released proposals for the amended fiscal year 2016 budget and the fiscal year 2017 budget. The budget proposals focused on providing resources for education, transportation, public safety, health care,

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 84.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C
March	3.72	3.12
April	3.72	3.12
May	3.72	3.12
June	3.77	3.20
July	3.77	3.20
August	3.77	3.20
September	3.77	3.22
October	3.77	3.22
November	3.77	3.22
December	3.77	3.21
January	3.77	3.21
February	3.72	3.16
Total	45.04	38.20

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

economic development and government efficiency. Key highlights for fiscal year 2017 included salary increases for teachers and state employees as well as new state general and motor fuel funds for transportation.

Georgia’s net tax-supported debt was 2.8% of personal income and $1,043 per capita, compared with the 2.5% and $1,012 national medians.4 Standard & Poor’s (S&P) rated Georgia’s general obligation debt AAA with a stable outlook, reflecting the independent credit rating agency’s view of the state’s recovering and well-diversified economy, strong financial monitoring and oversight, a history of maintaining fiscal balance through spending cuts, a depleted but gradually growing revenue shortfall reserve, and moderate debt with rapid amortization.5 The stable outlook reflected S&P’s view of Georgia’s budget management and adjustments to an uncertain economic environment. Furthermore, S&P expected Georgia’s economy to continue to strengthen and experience above-average employment growth relative to the nation.

Portfolio Breakdown
2/29/16
% of Total
Investments*
Refunded**	22.0%
Utilities	20.4%
Hospital & Health Care	16.1%
Subject to Government Appropriations	14.4%
Higher Education	8.7%
Tax-Supported	6.3%
Transportation	5.3%
General Obligation	4.9%
Housing	1.4%
Other Revenue	0.5%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate S&P’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/29/16	2/28/15		Change
A (FTGAX)	$12.32	$12.46	-$	0.14
C (FGAIX)	$12.49	$12.63	-$	0.14

Distributions[1] (3/1/15–2/29/16)
	Dividend
Share Class	Income
A	$0.4504
C	$0.3820

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.67%
1-Year	+2.56%	-1.77%	-1.69%
5-Year	+29.69%	+4.42%	+4.60%
10-Year	+51.35%	+3.78%	+3.89%
C					1.22%
1-Year	+1.97%	+0.98%	+1.07%
5-Year	+26.21%	+4.77%	+4.93%
10-Year	+43.27%	+3.66%	+3.77%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[6]	Distribution Rate[7]	Standardized Yield[8]		Standardized Yield[7]
A	3.47%	6.55%	1.48%		2.79%
C	3.04%	5.74%	1.02%		1.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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Annual Report

FRANKLIN GEORGIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 25 for Performance Summary footnotes.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/29/16.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Georgia personal income tax rate of
47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,027.70	$3.38
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.37
C
Actual	$1,000	$1,025.40	$6.14
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.12

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Kentucky Tax-Free Income Fund

This annual report for Franklin Kentucky Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16

% of Total
Ratings	Investments
AAA	6.81%
AA	42.77%
A	31.90%
BBB	5.79%
Below Investment Grade	1.21%
Refunded	11.52%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.52 on February 28, 2015, to $11.31 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 41.23 cents per share for the same period.2 The Performance Summary beginning on page 30 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.43%. An investor in the 2016 maximum combined effective federal and Kentucky personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.47% from a taxable investment to match the Fund’s Class A tax-free distribution rate. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

Kentucky’s economy continued to grow during the 12 months under review despite some challenges. The coal industry, a major source of employment, continued to decline because of strict environmental regulations on coal-powered plants and an energy consumption switch from coal to natural gas. The decline led the mining and logging sector to lose jobs during the period. However, most sectors added jobs, notably the commonwealth’s largest private sectors—trade, transportation and utilities; education and health services; and manufacturing. Kentucky’s unemployment rate rose from 5.3% in February 2015 to 5.8% at period-end, which was higher than the 4.9% national rate.3

Kentucky closed fiscal year 2015 on June 30 with a general fund surplus resulting from higher-than-expected revenue growth. The surplus helped the commonwealth improve its reserves and structural budget balance. As of February, revenues for fiscal year 2016 exceeded the official forecast, driven by robust individual income tax collections and sales and use tax receipts. The governor proposed a balanced 2016–2018 biennial budget that included a modest revenue growth forecast, increased funding for the commonwealth’s pension liabilities and rainy day fund, and spending reductions that mainly affect agencies. The proposed spending reductions, which would begin in fiscal year 2016, exempted critical areas such as Medicaid, student financial aid and veterans’ services.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 90.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Dividend Distributions*
3/1/15–2/29/16
Dividend per Share (cents)
Month	Class A
March	3.55
April	3.55
May	3.50
June	3.45
July	3.45
August	3.45
September	3.38
October	3.38
November	3.38
December	3.38
January	3.38
February	3.38
Total	41.23

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Kentucky’s net tax-supported debt was 5.3% of personal income and $1,921 per capita, compared with the 2.5% and $1,012 national medians.4 Moody’s Investors Service assigned Kentucky an issuer rating of Aa2, reflecting the independent credit rating agency’s assessment of the commonwealth’s economic and revenue stabilization, resulting partly from the automobile manufacturing industry’s recovery, and history of proactive financial control.5 According to Moody’s, credit challenges included a slow fiscal recovery, low per-capita income, above-average debt ratios and large unfunded pension liabilities, and lack of pension reform for the Kentucky Teachers’ Retirement System. The stable outlook reflected Moody’s expectation that the commonwealth would continue to manage its finances responsibly and work to improve the financing of teacher pensions amid a below-average economic growth environment.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for

Portfolio Breakdown
2/29/16
% of Total
Investments*
Utilities	25.2%
Subject to Government Appropriations	19.2%
Hospital & Health Care	16.9%
Refunded**	13.5%
Higher Education	9.1%
General Obligation	6.7%
Housing	3.8%
Transportation	2.2%
Other Revenue	2.2%
Tax-Supported	1.2%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to Puerto Rico’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate Moody’’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/29/16	2/28/15		Change
A (FRKYX)	$11.31	$11.52	-$	0.21

Distributions[1] (3/1/15–2/29/16)
	Dividend
Share Class	Income
A	$0.4123

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.78%
1-Year	+1.82%	-2.50%	-2.27%
5-Year	+26.73%	+3.94%	+4.11%
10-Year	+47.67%	+3.52%	+3.62%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[6]	Distribution Rate[7]	Standardized Yield[8]		Standardized Yield[7]
A	3.43%	6.47%	1.45%		2.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the 3.38 cent per share February dividend and the maximum offering price of $11.81 per share on 2/29/16.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Kentucky personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,024.40	$3.88
Hypothetical (5% return before expenses)	$1,000	$1,021.03	$3.87

*Expenses are calculated using the most recent six-month expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Louisiana Tax-Free Income Fund

This annual report for Franklin Louisiana Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	1.56%
AA	45.47%
A	19.61%
BBB	4.52%
Below Investment Grade	2.13%
Refunded	23.88%
Not Rated	2.83%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.62 on February 28, 2015, to $11.50 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 43.33 cents per share for the same period.2 The Performance Summary beginning on page 36 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.59% based on an annualization of February’s 3.59 cent per share monthly dividend and the maximum offering price of $12.01 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Louisiana personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.78% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Louisiana’s economy continued to face significant challenges during the 12 months under review as a collapse in crude oil prices hurt many of the state’s energy-related industries. Low oil and natural gas prices led several energy-related companies, including Chevron and Royal Dutch Shell, to reduce production and announce layoffs. Conversely, low oil prices benefited the state’s petrochemical industry, with Axiall and Lott Chemical announcing chemical manufacturing projects. Louisiana’s unemployment rate fell from 6.7% in February 2015 to 5.9% at period-end but remained higher than the 4.9% national average.3 The decline in the state’s unemployment rate reflected a labor force contraction that occurred after people stopped looking for work. Despite negative energy industry trends and Louisiana’s overall job loss for the 12-month period, several sectors showed improvement. Construction jobs increased as home prices rose. The education and health services sector also showed solid job growth.

The state used a combination of recurring and nonrecurring measures to balance the budget for fiscal year 2016, which began on July 1, 2015. However, lower-than-projected tax collections and plunging oil prices resulted in a midyear budget gap, which state officials closed with nonrecurring measures.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 94.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C
March	3.69	3.17
April	3.69	3.17
May	3.64	3.12
June	3.59	3.08
July	3.59	3.08
August	3.59	3.08
September	3.59	3.06
October	3.59	3.06
November	3.59	3.06
December	3.59	3.05
January	3.59	3.05
February	3.59	3.05
Total	43.33	37.03

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Continued revenue weakness led to a second midyear gap. Based on the most recent revenue projections, the budget gap in fiscal year 2017 will be considerably larger than in fiscal year 2016. The governor proposed to close the gap with spending reductions, as state law prohibits a budget proposal that includes changes to the current law. Furthermore, state law prohibits the legislature from considering revenue measures during an even-numbered year’s regular session. Legislators began a special session in mid-February to consider various solutions to close the state’s budget gaps, including revenue increases, spending cuts and reallocation of certain pools of money dedicated for specific purposes to the general fund.

Louisiana’s net tax-supported debt was 3.9% of personal income and $1,566 per capita, compared with the 2.5% and $1,012 national medians.4 In August, Standard & Poor’s (S&P) affirmed its AA rating of Louisiana’s general obligation (GO) debt and negative outlook.5 Near period-end, Moody’s Investors Service downgraded the state’s GO debt rating from Aa2, which is comparable to S&P’s AA rating, to Aa3 with a negative outlook.5 Moody’s cited the state’s decreasing revenue collection resulting partly from persistently low oil prices, a large 2017 budget gap, and pressures on the state’s reserves and liquidity caused by years of structural budget imbalance. The negative outlook reflected Moody’s assessment of the state’s ongoing budgetary risks and the likelihood that achieving structural budget balance may take time, especially in a weak oil price environment. However, according to Moody’s, the state has the flexibility to deal with unexpected budgetary issues in the middle of the fiscal year and has available balances it could borrow from to maintain moderate liquidity.

Portfolio Breakdown

2/29/16

% of Total
Investments*
Refunded**	26.2%
Utilities	16.4%
Subject to Government Appropriations	10.8%
Higher Education	10.3%
Tax-Supported	8.0%
Hospital & Health Care	7.6%
General Obligation	6.8%
Transportation	6.4%
Other Revenue	3.5%
Housing	2.8%
Corporate-Backed	1.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate a rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Annual Report

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/29/16	2/28/15		Change
A (FKLAX)	$11.50	$11.62	-$	0.12
C (FLAIX)	$11.67	$11.79	-$	0.12

Distributions[1] (3/1/15–2/29/16)
	Dividend
Share Class	Income
A	$0.4333
C	$0.3703

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.69%
1-Year	+2.78%	-1.62%	-1.47%
5-Year	+27.97%	+4.16%	+4.30%
10-Year	+50.21%	+3.70%	+3.78%
C					1.24%
1-Year	+2.18%	+1.19%	+1.27%
5-Year	+24.56%	+4.49%	+4.64%
10-Year	+42.24%	+3.59%	+3.67%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[6]	Distribution Rate[7]	Standardized Yield[8]		Standardized Yield[7]
A	3.59%	6.78%	1.45%		2.74%
C	3.14%	5.93%	0.98%		1.85%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 38 for Performance Summary footnotes.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 38 for Performance Summary footnotes.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/29/16.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Louisiana personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,030.60	$3.48
Hypothetical (5% return before expenses)	$1,000	$1,021.43	$3.47
C
Actual	$1,000	$1,028.20	$6.25
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.22

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69%; C: 1.24%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Annual Report

Franklin Maryland Tax-Free Income Fund

This annual report for Franklin Maryland Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	9.90%
AA	38.87%
A	16.60%
BBB	8.80%
Below Investment Grade	6.66%
Refunded	15.47%
Not Rated	3.70%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.55 on February 28, 2015, to $11.35 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 40.89 cents per share for the same period.2 The Performance Summary beginning on page 43 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.46% based on an annualization of February’s 3.42 cent per share monthly dividend and the maximum offering price of $11.85 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Maryland state and local personal income tax bracket of 48.81% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.76% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Maryland’s economy grew moderately during the 12 months under review amid mixed housing market conditions and strong employment growth. Home prices were relatively stable and the foreclosure rate declined, while new residential permits and housing starts decreased. The state’s unemployment rate was 4.7% at period end, which was lower than the 4.9% national average.3 Most sectors recorded job gains during the period, notably the state’s largest private sectors—trade, transportation and utilities; education and health services; and professional and business services.

The state closed the budget gap for fiscal year 2016, which started on July 1, 2015, by continuing a general spending reduction implemented in fiscal year 2015. Reductions included eliminating merit pay increases, establishing a voluntary separation program, and reducing previously planned supplemental contributions to its pension plan. In December 2015, Maryland revised upward its general fund revenue estimates for fiscal years 2016 and 2017, driven by a higher projection for income tax collection, which made up more than half of all general fund revenues. The governor’s proposed fiscal year 2017 budget maintained spending limits and prioritized investments in areas such as education, infrastructure, public safety, the environment and health care. Additionally, the proposed budget provided tax relief for senior

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 100.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.37	2.82	3.49
April	3.37	2.82	3.49
May	3.37	2.82	3.49
June	3.42	2.91	3.52
July	3.42	2.91	3.52
August	3.42	2.91	3.52
September	3.42	2.91	3.51
October	3.42	2.91	3.51
November	3.42	2.91	3.51
December	3.42	2.89	3.51
January	3.42	2.89	3.51
February	3.42	2.89	3.51
Total	40.89	34.59	42.09

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

citizens and working families, a rainy day fund balance and a projected cash balance that would go to fiscal year 2018.

Maryland’s net tax-supported debt was 3.5% of personal income and $1,889 per capita, compared with the 2.5% and $1,012 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) rated the state’s general obligation debt AAA with a stable outlook.5 S&P cited the state’s broad and diverse economy, strong wealth and income levels, proactive financial and budget management, well-developed financial and debt management policies, and moderate debt levels despite increasing issuance. However, S&P noted that improved structural budget alignment and the pace of economic recovery were critical factors for assessing the state’s debt over the near term, given Maryland’s below-average pension funding ratios and annual contributions that have not met required contribution levels. The stable outlook reflected S&P’s view of the state’s proactive midyear adjustments to align the budget with slower-than-anticipated revenue growth and a fiscal year 2016 budget that maintained current reserves and reduced reliance on nonrecurring measures for budgetary balance.

Portfolio Breakdown
2/29/16
% of Total
Investments*
Hospital & Health Care	17.1%
Utilities	16.5%
Refunded**	15.5%
Higher Education	14.2%
Housing	13.3%
General Obligation	12.1%
Other Revenue	4.7%
Transportation	2.9%
Tax-Supported	2.4%
Subject to Government Appropriations	1.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate S&P’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN MARYLAND TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/29/16	2/28/15		Change
A (FMDTX)	$11.35	$11.55	-$	0.20
C (FMDIX)	$11.56	$11.75	-$	0.19
Advisor (FMDZX)	$11.35	$11.56	-$	0.21

Distributions[1] (3/1/15–2/29/16)
	Dividend
Share Class	Income
A	$0.4089
C	$0.3459
Advisor	$0.4209

See page 46 for Performance Summary footnotes.

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Annual Report

FRANKLIN MARYLAND TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.67%
1-Year	+1.88%	-2.43%	-2.00%
5-Year	+25.11%	+3.69%	+3.98%
10-Year	+43.89%	+3.26%	+3.36%
C					1.22%
1-Year	+1.38%	+0.40%	+0.84%
5-Year	+21.72%	+4.01%	+4.32%
10-Year	+36.27%	+3.14%	+3.25%
Advisor[6]					0.57%
1-Year	+1.90%	+1.90%	+2.35%
5-Year	+25.72%	+4.68%	+5.00%
10-Year	+44.80%	+3.77%	+3.88%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.46%	6.76%	1.80%		3.52%
C	3.00%	5.86%	1.35%		2.64%
Advisor	3.71%	7.25%	1.98%		3.87%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 46 for Performance Summary footnotes.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 46 for Performance Summary footnotes.

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Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +37.79% and
+4.93%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Maryland state and local personal income tax rate of 48.81%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s,
S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,032.00	$3.44
Hypothetical (5% return before expenses)	$1,000	$1,021.48	$3.42
C
Actual	$1,000	$1,028.60	$6.20
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.17
Advisor
Actual	$1,000	$1,031.50	$2.93
Hypothetical (5% return before expenses)	$1,000	$1,021.98	$2.92

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68%; C: 1.23%; and Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Annual Report

Franklin Missouri Tax-Free Income Fund

This annual report for Franklin Missouri Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	13.25%
AA	43.36%
A	16.33%
BBB	9.30%
Below Investment Grade	4.29%
Refunded	12.11%
Not Rated	1.36%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.21 on February 28, 2015, to $12.05 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 42.81 cents per share for the same period.2 The Performance Summary beginning on page 51 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.41% based on an annualization of February’s 3.58 cent per share monthly dividend and the maximum offering price of $12.58 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Missouri personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.44% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Missouri’s strong and diverse economy continued to expand during the 12 months under review, despite a contraction in manufacturing activity. The housing market improved as home prices rose and the foreclosure rate declined. For the reporting period, many sectors added jobs, led by construction, professional and business services, and education and health services. In contrast, the leisure and hospitality sector and the manufacturing sector showed some weakness. Missouri’s unemployment rate declined from 5.3% in February 2015 to 4.2% at period-end, which was lower than the 4.9% national average.3

The state concluded fiscal year 2015 on June 30 with a higher ending cash balance than in the prior year, mainly because of strong growth in collections of individual and corporate income taxes, sales tax and other taxes, while refunds declined. The state’s enacted fiscal year 2016 budget projected flat spending compared with the previous year, with the potential for additional modest supplemental spending. As of February, revenues for 2016 fiscal year-to-date exceeded the enacted budget forecast, driven by increases in individual income tax and sales and use tax collections. The state anticipated using the revenue surplus to meet additional spending needs in the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 106.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.68	3.10	3.78
April	3.53	2.95	3.63
May	3.53	2.95	3.63
June	3.53	2.99	3.63
July	3.53	2.99	3.63
August	3.53	2.99	3.63
September	3.58	3.03	3.68
October	3.58	3.03	3.68
November	3.58	3.03	3.68
December	3.58	3.02	3.68
January	3.58	3.02	3.68
February	3.58	3.02	3.68
Total	42.81	36.12	44.01

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

current fiscal year, notably in Medicaid. The governor’s budget proposal for fiscal year 2017 included a moderate revenue growth forecast, supported by improving income and sales tax collections that were somewhat offset by weak corporate tax growth and an income tax cut. The proposed budget also included higher spending in high-tech companies, port facilities, education, mental health, disaster recovery and veterans’ homes.

Missouri’s net tax-supported debt was 1.5% of personal income and $606 per capita, compared with the national medians of 2.5% and $1,012.4 Standard & Poor’s (S&P) rated Missouri’s general obligation bonds AAA with a stable outlook. The rating reflected the independent credit rating agency’s view of the state’s strong budget management framework, diverse economic base, moderate debt burden and solid reserves that can be used only under limited circumstances.5 The positive outlook reflected S&P’s expectation that the state would continue to maintain strong reserves and financial management framework.

However, S&P expressed concerns about a recent constitutional amendment that allowed the legislature to override the governor’s midyear spending reductions with a two-thirds vote, which could limit the governor’s ability to cut expenditures to balance the budget.

Portfolio Breakdown

2/29/16

% of Total
Investments*
Utilities	22.1%
Refunded**	20.9%
Hospital & Health Care	18.5%
Subject to Government Appropriations	11.6%
Tax-Supported	9.0%
Higher Education	8.1%
Transportation	6.6%
General Obligation	2.0%
Corporate-Backed	1.0%
Housing	0.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico;

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate S&P’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/29/16	2/28/15		Change
A (FRMOX)	$12.05	$12.21	-$	0.16
C (FMOIX)	$12.17	$12.32	-$	0.15
Advisor (FRMZX)	$12.06	$12.22	-$	0.16

Distributions[1] (3/1/15–2/29/16)
	Dividend
Share Class	Income
A	$0.4281
C	$0.3612
Advisor	$0.4401

See page 54 for Performance Summary footnotes.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.63%
1-Year	+2.26%	-2.07%	-1.92%
5-Year	+26.04%	+3.84%	+3.97%
10-Year	+46.66%	+3.45%	+3.55%
C					1.18%
1-Year	+1.77%	+0.78%	+0.85%
5-Year	+22.71%	+4.18%	+4.30%
10-Year	+38.88%	+3.34%	+3.44%
Advisor[6]					0.53%
1-Year	+2.37%	+2.37%	+2.61%
5-Year	+26.77%	+4.86%	+4.98%
10-Year	+47.72%	+3.98%	+4.08%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.41%	6.44%	1.48%		2.79%
C	2.98%	5.63%	1.02%		1.93%
Advisor	3.66%	6.91%	1.64%		3.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 54 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 54 for Performance Summary footnotes.

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All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +37.04% and
+4.84%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Missouri personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s,
S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,028.30	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.32
C
Actual	$1,000	$1,026.00	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.07
Advisor
Actual	$1,000	$1,028.80	$2.82
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$2.82

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Annual Report

Franklin North Carolina Tax-Free Income Fund

This annual report for Franklin North Carolina Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16

% of Total
Ratings	Investments
AAA	21.73%
AA	58.10%
A	5.94%
BBB	2.96%
Below Investment Grade	3.84%
Refunded	7.43%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.15 on February 28, 2015, to $11.97 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 41.70 cents per share for the same period.2 The Performance Summary beginning on page 59 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.24% based on an annualization of February’s 3.37 cent per share monthly dividend and the maximum offering price of $12.50 on February 29, 2016. An investor in the 2016 maximum combined effective federal and North Carolina personal income tax bracket of 46.87% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.10% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

North Carolina’s economy continued to grow during the 12 months under review. The housing market had mixed results, as home prices rose and foreclosure rates declined, while new housing starts slowed. The state had strong job growth during the reporting period, with most sectors adding jobs, led by professional and business services, leisure and hospitality, and construction. North Carolina had a 5.5% unemployment rate at period-end, which was higher than the 4.9% national average.3

The state ended fiscal year 2015 on June 30 with available reserves that were significantly higher than those in the prior year, largely due to robust growth in individual income tax collections. The state adopted a balanced budget for the 2015–2017 biennium, which began on July 1, 2015, that included a modest tax and non-tax revenue growth forecast, with no new or increased taxes but with an expanded sales tax base. Revenue forecasts for fiscal years 2016 and 2017 were revised lower due to tax law changes. Additionally, the repeal of the highway fund transfer to the general fund and the creation of the Medicaid transformation fund lowered revenues for the biennium. Nonetheless, the budget added to the state’s savings reserve account. Key budget allocations for fiscal year 2016 were for education, health and human services, and

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 113.

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Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.65	3.06	3.77
April	3.65	3.06	3.77
May	3.65	3.06	3.77
June	3.65	3.13	3.76
July	3.51	2.99	3.62
August	3.37	2.85	3.48
September	3.37	2.85	3.46
October	3.37	2.85	3.46
November	3.37	2.85	3.46
December	3.37	2.81	3.46
January	3.37	2.81	3.46
February	3.37	2.81	3.46
Total	41.70	35.13	42.93

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

justice and public safety. As a percentage of the fiscal year 2017 budget, education spending declined, while health and human services spending rose. As of January, the general fund revenue for the 2016 fiscal year-to-date was higher than the consensus revenue target.

North Carolina’s net tax-supported debt remained relatively low at 1.9% of personal income and $739 per capita, compared with the 2.5% and $1,012 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AAA rating and stable outlook for the state’s general obligation debt.5 S&P cited the state’s strengths, including its diverse economic base, prudent fiscal management, well-funded pension system and progress in addressing other postem-ployment benefits, and low-to-moderate debt burden. The stable outlook reflected S&P’s expectation that North Carolina’s economic trends would continue to improve above national levels. The outlook also reflected S&P’s expectation that North Carolina will continue to focus on structural budget adjustments as the state monitors revenue performance in light of recent tax reforms.

Portfolio Breakdown
2/29/16
% of Total
Investments*
Utilities	21.1%
Hospital & Health Care	20.9%
Higher Education	17.2%
Refunded**	12.0%
Transportation	9.6%
Subject to Government Appropriations	8.6%
General Obligation	6.1%
Tax-Supported	2.4%
Housing	1.3%
Other Revenue	0.5%
Corporate-Backed	0.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate S&P’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/29/16	2/28/15		Change
A (FXNCX)	$11.97	$12.15	-$	0.18
C (FNCIX)	$12.15	$12.33	-$	0.18
Advisor (FNCZX)	$11.97	$12.15	-$	0.18

Distributions[1] (3/1/15–2/29/16)
	Dividend
Share Class	Income
A	$0.4170
C	$0.3513
Advisor	$0.4293

See page 62 for Performance Summary footnotes.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.63%
1-Year	+2.01%	-2.33%	-2.12%
5-Year	+22.90%	+3.31%	+3.46%
10-Year	+44.49%	+3.30%	+3.39%
C					1.18%
1-Year	+1.43%	+0.45%	+0.68%
5-Year	+19.56%	+3.64%	+3.79%
10-Year	+36.71%	+3.18%	+3.27%
Advisor[6]					0.53%
1-Year	+2.12%	+2.12%	+2.35%
5-Year	+23.51%	+4.31%	+4.47%
10-Year	+45.43%	+3.82%	+3.91%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.24%	6.10%	1.46%		2.75%
C	2.78%	5.23%	1.01%		1.90%
Advisor	3.47%	6.53%	1.62%		3.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 62 for Performance Summary footnotes.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 62 for Performance Summary footnotes.

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All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +33.53% and
+4.44%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and North Carolina personal income tax rate of 46.87%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s,
S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,025.60	$3.27
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.27
C
Actual	$1,000	$1,022.50	$6.03
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02
Advisor
Actual	$1,000	$1,026.10	$2.77
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$2.77

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Annual Report

Franklin Virginia Tax-Free Income Fund

This annual report for Franklin Virginia Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	15.89%
AA	56.34%
A	8.89%
BBB	0.73%
Below Investment Grade	3.12%
Refunded	14.44%
Not Rated	0.59%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.65 on February 28, 2015, to $11.54 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 41.71 cents per share for the same period.2 The Performance Summary beginning on page 67 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.42% based on an annualization of February’s 3.43 cent per share monthly dividend and the maximum offering price of $12.05 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Virginia personal income tax bracket of 46.87% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.44% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

Virginia’s economy continued to grow during the 12 months under review. Although the commonwealth’s economy is relatively diverse, government employment and military presence are larger than in other states, and federal spending reductions, particularly in defense contracts, dampened economic growth. Home sales slowed in the period’s second half, while new housing starts rose, home prices remained generally stable, and the foreclosure rate inched higher. Virginia’s unemployment rate declined from 4.8% in February 2015 to 4.1% at period-end, which was lower than the 4.9% national average.3 Job growth outpaced the national average, led by some of the commonwealth’s largest private sectors, such as professional and business services and education and health services.

The commonwealth ended fiscal year 2015 on June 30 with a budget surplus, driven largely by higher-than-estimated individual income tax collections and lower-than-expected individual income tax refunds. The revenue growth met the state budget criteria to allow for a pay increase for full-time state employees. Additionally, the state planned to deposit a majority of the surplus in the revenue stabilization fund in fiscal year 2017. In December, the governor proposed

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 121.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.58	3.02	3.68
April	3.58	3.02	3.68
May	3.53	2.97	3.63
June	3.48	2.96	3.58
July	3.48	2.96	3.58
August	3.48	2.96	3.58
September	3.43	2.91	3.52
October	3.43	2.91	3.52
November	3.43	2.91	3.52
December	3.43	2.89	3.52
January	3.43	2.89	3.52
February	3.43	2.89	3.52
Total	41.71	35.29	42.85

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

amendments to the enacted fiscal year 2016 budget, which would result in additional spending, largely in Medicaid, and a balance that would roll into the 2016–2018 biennium. Additionally, the governor released the 2016–2018 biennial budget proposal, which included a slightly below-trend revenue growth forecast, increased spending for education and public safety, funding for veterans’ services, and investments in the Port of Virginia and university research facilities.

Virginia’s net tax-supported debt was 2.8% of personal income and $1,356 per capita, compared with the 2.5% and $1,012 national medians.4 Moody’s Investors Service affirmed Virginia’s general obligation debt rating of Aaa with a stable outlook.5 The rating reflected the independent credit rating agency’s view of the commonwealth’s conservative fiscal management, diverse economy that outperformed the nation’s despite a recent slowdown, and low but growing debt that is controlled through a debt affordability model. According to Moody’s, Virginia’s reserve rebuilding mechanism is a key credit strength; as tax collections increase and constitutionally mandated deposits are made to the rainy day fund, the commonwealth should be prepared for future downturns.

In Moody’s view, some of Virginia’s challenges included managing its finances through a slow economic recovery while trying to rebuild its reserves and controlling spending pressures from education and transportation needs. The stable outlook reflected Moody’s assessment that revenue performance began to improve and that Virginia’s strong governance and financial management structure helped the commonwealth manage slowdowns well.

Portfolio Breakdown

2/29/16

% of Total
Investments*
Hospital & Health Care	18.2%
Utilities	17.0%
Refunded**	16.3%
Transportation	14.4%
Higher Education	13.8%
General Obligation	7.8%
Housing	6.0%
Other Revenue	2.8%
Tax-Supported	1.9%
Subject to Government Appropriations	1.8%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to Puerto Rico’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate Moody’’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/29/16	2/28/15		Change
A (FRVAX)	$11.54	$11.65	-$	0.11
C (FVAIX)	$11.72	$11.82	-$	0.10
Advisor (FRVZX)	$11.54	$11.65	-$	0.11

Distributions[1] (3/1/15–2/29/16)
	Dividend
Share Class	Income
A	$0.4171
C	$0.3529
Advisor	$0.4285

See page 70 for Performance Summary footnotes.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.65%
1-Year	+2.72%	-1.67%	-1.51%
5-Year	+24.58%	+3.58%	+3.80%
10-Year	+45.30%	+3.35%	+3.46%
C					1.20%
1-Year	+2.20%	+1.21%	+1.29%
5-Year	+21.27%	+3.93%	+4.11%
10-Year	+37.70%	+3.25%	+3.36%
Advisor[6]					0.55%
1-Year	+2.82%	+2.82%	+2.90%
5-Year	+25.19%	+4.60%	+4.78%
10-Year	+46.23%	+3.87%	+3.98%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.42%	6.44%	1.57%		2.96%
C	2.96%	5.57%	1.13%		2.13%
Advisor	3.66%	6.89%	1.75%		3.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 70 for Performance Summary footnotes.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 70 for Performance Summary footnotes.

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All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.73% and
+4.58%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Virginia personal income tax rate of
46.87%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s,
S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,031.50	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.32
C
Actual	$1,000	$1,029.10	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.07
Advisor
Actual	$1,000	$1,032.00	$2.83
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$2.82

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Alabama Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.55	$11.18	$11.91	$11.71	$10.66
Income from investment operations[b]:
Net investment income[c]	0.42	0.44	0.44	0.44	0.47
Net realized and unrealized gains (losses)	(0.20)	0.37	(0.74)	0.20	1.06
Total from investment operations	0.22	0.81	(0.30)	0.64	1.53
Less distributions from:
Net investment income	(0.42)	(0.44)	(0.43)	(0.43)	(0.48)
Net realized gains	—	—	(—)[d]	(0.01)	—
Total distributions	(0.42)	(0.44)	(0.43)	(0.44)	(0.48)
Net asset value, end of year.	$11.35	$11.55	$11.18	$11.91	$11.71

Total return[e]	1.99%	7.35%	(2.49)%	5.57%	14.61%

Ratios to average net assets
Expenses	0.71%	0.72%	0.71%	0.70%	0.71%
Net investment income	3.73%	3.83%	3.86%	3.68%	4.22%

Supplemental data
Net assets, end of year (000’s)	$228,212	$224,586	$218,826	$270,783	$254,681
Portfolio turnover rate	10.70%	6.46%	14.44%	17.76%	5.35%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

72 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.69	$11.31	$12.04	$11.84	$10.77
Income from investment operations[b]:
Net investment income[c]	0.37	0.38	0.38	0.38	0.41
Net realized and unrealized gains (losses)	(0.21)	0.38	(0.74)	0.20	1.08
Total from investment operations	0.16	0.76	(0.36)	0.58	1.49
Less distributions from:
Net investment income	(0.36)	(0.38)	(0.37)	(0.37)	(0.42)
Net realized gains	—	—	(—)[d]	(0.01)	—
Total distributions	(0.36)	(0.38)	(0.37)	(0.38)	(0.42)
Net asset value, end of year.	$11.49	$11.69	$11.31	$12.04	$11.84

Total return[e]	1.41%	6.77%	(2.99)%	4.92%	14.04%

Ratios to average net assets
Expenses	1.26%	1.27%	1.26%	1.25%	1.26%
Net investment income	3.18%	3.28%	3.31%	3.13%	3.67%

Supplemental data
Net assets, end of year (000’s)	$54,075	$53,424	$49,940	$65,690	$54,363
Portfolio turnover rate	10.70%	6.46%	14.44%	17.76%	5.35%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Alabama Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 96.3%
Alabama 94.1%
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	$3,000,000	$3,532,470
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, 5.00%, 3/01/43	4,120,000	4,529,652
Auburn University General Fee Revenue,
Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,963,025
Series A, AGMC Insured, Pre-Refunded, 5.00%, 6/01/38	5,000,000	5,277,450
Baldwin County Board of Education Revenue,
School wts., Refunding, 5.00%, 6/01/24	2,605,000	3,117,299
School wts., Refunding, 5.00%, 6/01/26	2,870,000	3,400,749
School wts., Refunding, 5.00%, 6/01/27	3,015,000	3,551,157
School wts., Refunding, 5.00%, 6/01/31	2,000,000	2,366,340
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, Series A, Assured
Guaranty, 5.00%, 6/01/39	3,825,000	3,981,596
Birmingham GO, Capital Appreciation, Series A, zero cpn. to 3/01/17, 5.00% thereafter, 3/01/43	5,000,000	5,245,350
Birmingham Special Care Facilities Financing Authority Health Care Facility Revenue, Children’s Hospital,
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/39	4,000,000	4,631,280
Birmingham Waterworks Board Water Revenue,
Series A, Assured Guaranty, 5.25%, 1/01/39	5,950,000	6,574,095
Series B, 5.00%, 1/01/43	3,745,000	4,157,774
Butler County IDA Environmental Improvement Revenue, International Paper Co. Projects, Series A, 7.00%,
9/01/32	1,000,000	1,133,110
Butler County Public Education Cooperative District Revenue, School, Series A, XLCA Insured, Pre-
Refunded, 5.00%, 7/01/37	9,025,000	9,533,198
[a] Calhoun County Board of Education Special Tax School wts. Revenue, BAM Insured, 5.00%, 2/01/46	6,000,000	6,785,640
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/30	5,250,000	5,949,720
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/37	5,000,000	5,543,150
Cullman GO, wts., Refunding, 5.00%, 7/01/30	1,100,000	1,302,367
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41.	3,000,000	3,299,520
DCH Health Care Authority Health Care Facilities Revenue,
Pre-Refunded, 5.125%, 6/01/36.	7,000,000	7,081,760
Refunding, 5.00%, 6/01/36	2,000,000	2,246,860
East Alabama Health Care Authority Health Care Facilities Revenue,
Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36	5,000,000	5,491,000
Mandatory Put 9/01/18, Series B, 5.50%, 9/01/33	4,500,000	4,969,440
Homewood Educational Building Authority Revenue, Educational Facilities, Samford University, Series A,
AGMC Insured, 5.00%, 12/01/41	10,000,000	10,956,600
Homewood GO, Capital Improvement wts., 5.00%, 9/01/42	4,000,000	4,468,880
Houston County Health Care Authority Revenue, Refunding, Series A, AMBAC Insured, 5.25%, 10/01/30	5,000,000	5,044,650
Huntsville PBA Lease Revenue,
Capital Center Improvement, 2014, NATL Insured, Pre-Refunded, 5.00%, 10/01/33.	2,820,000	2,956,234
Municipal Justice Center, Capital Improvement, Refunding, NATL Insured, 5.00%, 10/01/33	5,180,000	5,390,671
Huntsville Water System Revenue, wts., 5.00%, 11/01/35	5,360,000	6,378,400
[a] Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Infirmary Health
System Inc., Series A, 5.00%, 2/01/41	3,000,000	3,352,710
Jefferson County Revenue, Limited Obligation School wts., Series A, 5.00%, 1/01/24.	2,000,000	2,021,720
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty, Pre-
Refunded, 5.125%, 4/01/33	7,410,000	8,094,833
Limestone County Water and Sewer Authority Water Revenue,
AGMC Insured, 5.00%, 12/01/39	3,750,000	4,156,650
Refunding, Series B, BAM Insured, 5.00%, 12/01/43	5,920,000	6,574,219
Madison County Board of Education Capital Outlay Revenue, Tax Anticipation wts., Assured Guaranty,
5.125%, 9/01/34	600,000	656,928

74 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Alabama Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Alabama (continued)
Madison GO,
wts., Refunding, XLCA Insured, 4.75%, 12/01/36	$685,000	$703,995
wts., Series A, 5.00%, 4/01/37.	2,590,000	2,994,454
wts., XLCA Insured, Pre-Refunded, 4.75%, 12/01/36	315,000	325,149
Marshall County Health Care Authority Revenue, Refunding, AMBAC Insured, 4.75%, 2/01/33	3,000,000	3,013,170
Mobile GO, wts., Series C, 5.50%, 2/15/30	2,000,000	2,146,740
Mobile Public Educational Building Authority Revenue, Limited Obligation School, Refunding, Series A,
Assured Guaranty, 5.00%, 3/01/33	6,500,000	6,978,660
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Refunding, 5.00%, 1/01/36	10,000,000	11,384,900
Montgomery County Board of Education Capital Outlay School wts. Revenue, Refunding, 5.00%, 9/01/39	3,000,000	3,346,890
Morgan County Board of Education Capital Outlay School wts. Revenue, 5.00%, 3/01/35.	7,020,000	7,894,130
Opelika Water Board Revenue, Assured Guaranty, 5.00%, 6/01/37	3,000,000	3,340,260
Oxford GO, wts., Series C, 5.00%, 10/01/29	1,435,000	1,709,803
Pelham GO, wts., 5.00%, 2/01/34	2,635,000	3,098,918
Phenix City GO, School wts., Series A, 5.00%, 8/01/43	3,000,000	3,368,430
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	2,215,540
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34	3,000,000	3,415,560
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35	3,000,000	3,391,860
Troy Public Educational Building Authority Dormitory Revenue, Troy University Housing LLC Project, Series
A, Assured Guaranty, Pre-Refunded, 5.00%, 9/01/32	5,000,000	5,115,000
Troy Public Educational Building Authority Educational Facilities Revenue, AGMC Insured, 5.25%, 12/01/40.	2,000,000	2,280,100
Trussville GO, wts., Series B, 5.00%, 10/01/39	3,000,000	3,417,000
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student
Housing LLC, University of Alabama Ridgecrest Residential Project, Assured Guaranty, 6.75%, 7/01/38	5,000,000	5,625,150
University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
9/01/41	9,000,000	9,150,120
University of Alabama General Revenue, University of Alabama at Birmingham, Refunding, Series D-2,
5.00%, 10/01/37	7,520,000	8,559,790
University of South Alabama University Facilities Revenue, Capital Improvement, BHAC Insured, 5.00%,
8/01/38	5,000,000	5,417,800
		265,609,916

U.S. Territories 2.2%
Puerto Rico 2.2%
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.75%, 8/01/37	2,000,000	830,000
first subordinate, Series A, 5.375%, 8/01/39	4,500,000	1,850,625
first subordinate, Series A, 6.00%, 8/01/42	8,500,000	3,548,750
		6,229,375
Total Municipal Bonds (Cost $263,808,975) 96.3%.		271,839,291
Other Assets, less Liabilities 3.7%		10,447,573
Net Assets 100.0%.		$282,286,864

See Abbreviations on page 149.

aSecurity purchased on a when-issued basis. See Note 1(b).

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The accompanying notes are an integral part of these financial statements. | Annual Report 75

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Florida Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.38	$11.05	$11.96	$11.88	$11.08
Income from investment operations[b]:
Net investment income[c]	0.45	0.48	0.46	0.47	0.52
Net realized and unrealized gains (losses)	(0.20)	0.34	(0.90)	0.13	0.81
Total from investment operations	0.25	0.82	(0.44)	0.60	1.33
Less distributions from:
Net investment income	(0.44)	(0.49)	(0.44)	(0.46)	(0.53)
Net realized gains	—	—	(0.03)	(0.06)	—
Total distributions	(0.44)	(0.49)	(0.47)	(0.52)	(0.53)
Net asset value, end of year.	$11.19	$11.38	$11.05	$11.96	$11.88

Total return[d]	2.32%	7.57%	(3.65)%	5.15%	12.26%

Ratios to average net assets
Expenses	0.64%	0.64%	0.62%	0.62%	0.62%
Net investment income	4.01%	4.25%	4.13%	3.95%	4.57%

Supplemental data
Net assets, end of year (000’s)	$689,641	$725,177	$737,869	$1,023,241	$1,022,293
Portfolio turnover rate	5.17%	5.17%	7.39%	24.13%	6.48%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

76 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.59	$11.25	$12.17	$12.08	$11.25
Income from investment operations[b]:
Net investment income[c]	0.39	0.42	0.41	0.41	0.47
Net realized and unrealized gains (losses)	(0.19)	0.35	(0.92)	0.14	0.83
Total from investment operations	0.20	0.77	(0.51)	0.55	1.30
Less distributions from:
Net investment income	(0.38)	(0.43)	(0.38)	(0.40)	(0.47)
Net realized gains	—	—	(0.03)	(0.06)	—
Total distributions	(0.38)	(0.43)	(0.41)	(0.46)	(0.47)
Net asset value, end of year.	$11.41	$11.59	$11.25	$12.17	$12.08

Total return[d]	1.81%	6.94%	(4.19)%	4.56%	11.74%

Ratios to average net assets
Expenses	1.19%	1.19%	1.17%	1.17%	1.17%
Net investment income	3.46%	3.70%	3.58%	3.40%	4.02%

Supplemental data
Net assets, end of year (000’s)	$88,734	$89,809	$89,944	$132,581	$116,393
Portfolio turnover rate	5.17%	5.17%	7.39%	24.13%	6.48%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 77

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Florida Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 97.1%
Florida 93.1%
Alachua County Health Facilities Authority Health Facilities Revenue,
Shands Healthcare Project, Refunding, Series D-1, 6.50%, 12/01/19	$1,215,000	$1,392,937
Shands Healthcare Project, Refunding, Series D-1, 6.75%, 12/01/22	1,000,000	1,155,850
Shands Healthcare Project, Refunding, Series D-2, 6.75%, 12/01/30	5,000,000	5,704,500
Brevard County Health Facilities Authority Health Facilities Revenue,
Health First Inc. Project, Refunding, 5.00%, 4/01/39	5,000,000	5,572,000
Health First Inc. Project, Series B, Pre-Refunded, 7.00%, 4/01/39	2,000,000	2,370,840
Broward County Water and Sewer Utility Revenue, Series A, Pre-Refunded, 5.25%, 10/01/34	2,200,000	2,455,266
Citizens Property Insurance Corp. Revenue,
High-Risk Account, senior secured, Series A-1, 6.00%, 6/01/17	5,000,000	5,332,900
Personal Lines Account/Commercial Lines Account, senior secured, Series A-1, 5.00%, 6/01/22	5,000,000	5,993,150
City of Winter Park Water and Sewer Revenue, Refunding and Improvement, 5.00%, 12/01/34.	2,000,000	2,263,280
Clearwater City Water and Sewer Revenue, Series A, 5.25%, 12/01/39	2,000,000	2,283,840
Collier County Educational Facilities Authority Revenue, Hodges University Inc. Project, 5.625%, 11/01/28	2,860,000	3,203,944
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%, 10/01/39	5,000,000	5,857,550
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, 5.25%, 7/01/35	10,000,000	11,271,700
Escambia County Health Facilities Authority Health Facility Revenue,
Baptist Hospital Inc. Project, Refunding, Series A, 5.75%, 8/15/29.	7,195,000	8,305,045
Baptist Hospital Inc. Project, Series A, 6.00%, 8/15/36	11,000,000	12,717,100
Florida Higher Educational Facilities Financing Authority Revenue,
Bethune Cookman University Inc. Project, Refunding, 5.375%, 7/01/32	3,500,000	4,050,235
Nova Southeastern University Project, 6.375%, 4/01/31	2,750,000	3,268,128
Rollins College Project, 5.00%, 12/01/37	10,000,000	11,283,500
University of Tampa Project, Refunding, Series A, 5.25%, 4/01/42	2,000,000	2,275,660
Florida State Board of Education Public Education GO,
Capital Outlay, Refunding, Series D, 6.00%, 6/01/23	15,000,000	19,533,000
Capital Outlay, Series A, 5.50%, 6/01/38	10,000,000	11,072,600
Capital Outlay, Series H, 5.00%, 6/01/40	7,295,000	8,337,747
Florida State GO, Department of Transportation, Right of Way, Refunding, Series B, 5.00%, 7/01/26.	10,000,000	12,091,700
Florida State Governmental Utility Authority Utility Revenue, Lehigh Utility System, Refunding, 5.25%,
10/01/40	5,000,000	5,824,850
Florida State Mid-Bay Bridge Authority Revenue,
Capital Appreciation, Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25	9,845,000	6,412,344
Capital Appreciation, Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26	2,500,000	1,542,325
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	4,450,535
first senior lien, Refunding, Series A, 5.00%, 10/01/40	5,000,000	5,490,450
Series A, ETM, 6.875%, 10/01/22	6,000,000	7,432,620
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	3,750,000	4,467,788
Florida State Municipal Power Agency Revenue,
All-Requirements Power Supply Project, Series A, 5.00%, 10/01/31	6,000,000	6,565,740
All-Requirements Power Supply Project, Series A, Pre-Refunded, 6.25%, 10/01/31	2,000,000	2,382,120
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,161,970
Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Refunding, Series A,
5.00%, 7/01/35	5,000,000	5,302,800
Fort Lauderdale Water and Sewer Revenue,
NATL Insured, Pre-Refunded, 5.00%, 9/01/31.	6,315,000	6,460,245
Pre-Refunded, 5.00%, 9/01/35	24,090,000	25,679,458
Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%, 9/01/32	1,500,000	1,681,155
Fort Pierce Utilities Authority Revenue,
AMBAC Insured, 5.00%, 10/01/27	7,000,000	7,017,220
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	3,090,000	2,827,350
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	2,296,876
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	2,644,669

78 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Fort Pierce Utilities Authority Revenue, (continued)
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	$3,060,000	$2,508,466
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	1,998,080
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue,
Refunding, Series C, 5.00%, 10/01/39	4,250,000	4,723,832
Series A, 5.00%, 10/01/39	5,000,000	5,718,900
Halifax Hospital Medical Center Hospital Revenue,
Daytona Beach, Refunding, 5.00%, 6/01/46	4,250,000	4,668,540
Daytona Beach, Series B-1, AGMC Insured, 5.50%, 6/01/38	10,000,000	10,816,900
Refunding and Improvement, Series A, 5.00%, 6/01/38	3,305,000	3,329,226
Refunding and Improvement, Series A, Pre-Refunded, 5.00%, 6/01/38	8,090,000	8,178,990
Hernando County School Board COP, NATL Insured, 5.00%, 7/01/35.	10,000,000	10,026,100
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured, 5.30%,
12/20/18	440,000	440,405
Hillsborough County Aviation Authority Customer Facility Charge Revenue, Tampa International Airport,
Series A, 5.00%, 10/01/44.	5,000,000	5,630,400
Hillsborough County Aviation Authority Revenue,
Tampa International Airport, Series B, Assured Guaranty, 5.00%, 10/01/33	5,465,000	6,015,489
Tampa International Airport, Series B, Assured Guaranty, 5.00%, 10/01/38	6,725,000	7,351,904
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	7,158,515
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/30.	2,000,000	2,342,500
Lakeland Hospital Revenue, Lakeland Regional Health Systems, 5.00%, 11/15/45	12,300,000	13,663,209
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center, 5.50%,
11/15/42	2,100,000	2,350,425
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM, zero cpn.,
10/01/26	1,500,000	1,198,830
Melbourne Water and Sewer Revenue,
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/22	1,785,000	1,536,707
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/26	4,500,000	3,213,090
Miami Beach RDA Tax Increment Revenue, City Center, Refunding, Series A, AGMC Insured, 5.00%,
2/01/40	5,000,000	5,631,950
Miami Beach Stormwater Revenue, 5.00%, 9/01/41	10,000,000	11,437,400
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	7,000,000	7,020,650
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	4,441,560
Miami Special Obligation Revenue,
Marlins Stadium Project, Series A, AGMC Insured, 5.25%, 7/01/35	5,000,000	5,739,700
Street and Sidewalk Improvement Program, 5.625%, 1/01/39	15,000,000	16,666,800
Miami-Dade County Aviation Revenue,
Miami International Airport, Hub of the Americas, Refunding, Series A, 5.50%, 10/01/36	5,000,000	5,709,100
Miami International Airport, Refunding, Series A, 5.375%, 10/01/35	7,500,000	8,730,450
Miami International Airport, Refunding, Series B, 5.00%, 10/01/37	10,000,000	11,642,200
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	18,770,000	20,626,165
Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	5,000,000	5,569,600
Miami-Dade County Health Facilities Authority Hospital Revenue, Miami Children’s Hospital Project,
Refunding, Series A, 6.125%, 8/01/42	4,000,000	4,649,160
Miami-Dade County School Board COP, Series A, Assured Guaranty, Pre-Refunded, 5.375%, 2/01/34	5,000,000	5,655,350
Miami-Dade County School District GO, School, 5.00%, 3/15/43	2,465,000	2,737,530
Miami-Dade County Seaport Revenue, Series A, 6.00%, 10/01/38.	10,000,000	11,952,300
Miami-Dade County Transit System Sales Surtax Revenue, 5.00%, 7/01/42	15,000,000	17,162,700
Miami-Dade County Water and Sewer System Revenue,
Assured Guaranty, 5.00%, 10/01/39.	10,000,000	11,277,900
Refunding, Series A, 5.00%, 10/01/42	10,000,000	11,383,900
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43	5,000,000	5,866,450

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Okaloosa County Water and Sewer Revenue, Refunding, AGMC Insured, Pre-Refunded, 5.00%, 7/01/36	$8,000,000	$8,122,000
Orange County Health Facilities Authority Hospital Revenue,
Orlando Health Inc., Series A, 5.00%, 10/01/42.	10,000,000	10,573,200
Orlando Regional Healthcare System, Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	5,000,000	5,430,750
Orlando Regional Healthcare System, Refunding, Series C, 5.25%, 10/01/35	4,000,000	4,349,200
Orlando Regional Healthcare System, Series B, 5.125%, 11/15/39	5,000,000	5,036,000
Orange County School Board COP, Series A, Assured Guaranty, 5.50%, 8/01/34	10,000,000	11,458,100
Orlando Tourist Development Tax Revenue, 6th Central Contact Payments, senior bond, Series A, Assured
Guaranty, 5.25%, 11/01/38	16,740,000	17,814,206
Orlando-Orange County Expressway Authority Revenue,
Refunding, Series A, 5.00%, 7/01/35	8,330,000	9,530,270
senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18	195,000	216,499
Series A, 5.00%, 7/01/40	5,000,000	5,492,300
Series C, 5.00%, 7/01/35	4,000,000	4,516,280
Series C, 5.00%, 7/01/40	2,755,000	3,026,257
Palm Beach County Public Improvement Revenue, 5.00%, 5/01/33	1,000,000	1,083,950
Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, Pre-Refunded, 5.50%,
10/01/25	5,000,000	5,612,050
Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	5,000,000	5,614,750
Panama City Beach Utility Revenue, Assured Guaranty, 5.00%, 6/01/39	3,000,000	3,334,260
Port St. Lucie Utility System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/32	5,000,000	2,369,900
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/33	5,000,000	2,259,200
Refunding, Assured Guaranty, 5.25%, 9/01/35	2,000,000	2,194,840
Refunding, Series A, NATL Insured, 5.00%, 9/01/30	10,000,000	10,204,300
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group, Refunding,
5.00%, 5/01/36	7,000,000	7,451,010
South Florida Water Management District COP, AMBAC Insured, Pre-Refunded, 5.00%, 10/01/31.	12,050,000	12,373,783
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%, 10/01/34	5,000,000	5,538,000
St. Petersburg Public Utilities Revenue, Series A, 5.00%, 10/01/36	3,180,000	3,591,174
Sunrise Utilities System Revenue,
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	1,050,000	1,216,425
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,500,000	1,661,130
Tamarac Utility System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	1,585,000	1,773,995
Tampa Bay Water Regional Water Supply Authority Utility System Revenue,
5.00%, 10/01/38	10,000,000	11,746,100
Pre-Refunded, 5.00%, 10/01/34	8,000,000	8,898,480
Pre-Refunded, 5.00%, 10/01/38	14,340,000	15,950,525
Tampa Sports Authority Revenue,
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.05%, 10/01/20.	1,715,000	1,911,025
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.10%, 10/01/26.	2,695,000	3,361,527
Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM, 7.25%, 10/01/16	175,000	182,026
University of North Florida FICO Capital Improvement Revenue, Student Union Project, NATL Insured,
5.00%, 11/01/32.	5,150,000	5,460,287
West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment Area, Series A,
Pre-Refunded, 5.00%, 3/01/35.	1,000,000	1,000,000
		724,558,159

80 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories 4.0%
Puerto Rico 4.0%
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	$10,000,000	$6,445,000
Series XX, 5.25%, 7/01/40	10,000,000	6,445,000
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority
Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,900,000	5,642,937
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 6.00%, 8/01/42	8,000,000	3,340,000
first subordinate, Series A-1, 5.25%, 8/01/43	8,000,000	3,260,000
first subordinate, Series C, 5.50%, 8/01/40	14,000,000	5,775,000
		30,907,937
Total Municipal Bonds (Cost $708,693,340) 97.1%		755,466,096
Other Assets, less Liabilities 2.9%		22,908,844
Net Assets 100.0%		$778,374,940

See Abbreviations on page 149.

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The accompanying notes are an integral part of these financial statements. | Annual Report 81

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Georgia Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.46	$12.02	$12.80	$12.49	$11.47
Income from investment operations[b]:
Net investment income[c]	0.45	0.46	0.46	0.46	0.50
Net realized and unrealized gains (losses)	(0.14)	0.44	(0.78)	0.30	1.02
Total from investment operations	0.31	0.90	(0.32)	0.76	1.52
Less distributions from net investment income	(0.45)	(0.46)	(0.46)	(0.45)	(0.50)
Net asset value, end of year.	$12.32	$12.46	$12.02	$12.80	$12.49

Total return[d]	2.56%	7.57%	(2.47)%	6.13%	13.57%

Ratios to average net assets
Expenses	0.67%	0.67%	0.66%	0.66%	0.67%
Net investment income	3.67%	3.73%	3.83%	3.59%	4.15%

Supplemental data
Net assets, end of year (000’s)	$429,103	$410,603	$391,837	$498,086	$425,181
Portfolio turnover rate	4.92%	11.89%	5.87%	5.47%	7.18%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

82 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.63	$12.17	$12.96	$12.64	$11.60
Income from investment operations[b]:
Net investment income[c]	0.39	0.40	0.40	0.39	0.44
Net realized and unrealized gains (losses)	(0.15)	0.45	(0.80)	0.30	1.04
Total from investment operations	0.24	0.85	(0.40)	0.69	1.48
Less distributions from net investment income	(0.38)	(0.39)	(0.39)	(0.37)	(0.44)
Net asset value, end of year.	$12.49	$12.63	$12.17	$12.96	$12.64

Total return[d]	1.97%	7.06%	(3.06)%	5.55%	12.99%

Ratios to average net assets
Expenses	1.22%	1.22%	1.21%	1.21%	1.22%
Net investment income	3.12%	3.18%	3.28%	3.04%	3.60%

Supplemental data
Net assets, end of year (000’s)	$126,117	$123,265	$112,533	$160,443	$129,426
Portfolio turnover rate	4.92%	11.89%	5.87%	5.47%	7.18%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 83

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Georgia Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 95.3%
Georgia 92.9%
Athens-Clarke County Unified Government Water and Sewerage Revenue,
Pre-Refunded, 5.625%, 1/01/33.	$10,000,000	$11,361,400
Pre-Refunded, 5.50%, 1/01/38	5,000,000	5,663,250
Atlanta Airport General Revenue,
Refunding, Series B, 5.00%, 1/01/42	2,000,000	2,215,720
Refunding, Series C, 6.00%, 1/01/30	6,000,000	7,255,860
Series A, 5.00%, 1/01/40	9,000,000	10,081,710
Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/33	4,005,000	4,681,685
General, sub. lien, Refunding, Series A, 5.00%, 1/01/34	3,250,000	3,786,607
Atlanta and Fulton County Recreation Authority Revenue, Park Improvement, Refunding, Series A, 5.00%,
12/01/35	3,530,000	4,063,454
The Atlanta Development Authority Revenue,
Educational Facilities, Science Park LLC Project, 5.00%, 7/01/32	3,000,000	3,157,860
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/40.	6,000,000	7,043,040
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,923,840
Atlanta Development Authority Student Housing Facilities Revenue, Piedmont/Ellis LLC University
Commons Project Located on the Campus of Georgia State University, Pre-Refunded, 5.00%, 9/01/32	2,000,000	2,489,640
Atlanta GO, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/23	2,000,000	2,324,420
Atlanta Public Safety and Judicial Facilities Authority Revenue, Public Safety Facility Project, AGMC
Insured, 5.00%, 12/01/26.	1,140,000	1,178,236
Atlanta Tax Allocation, Atlantic Station Project, Refunding, Assured Guaranty, 5.00%, 12/01/23.	1,000,000	1,070,970
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/43	10,000,000	11,565,200
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	6,446,450
Series A, Pre-Refunded, 6.00%, 11/01/28.	5,055,000	5,995,432
Baldwin County Hospital Authority Revenue,
Oconee Regional Medical Center, 5.25%, 12/01/22	2,500,000	1,772,950
Oconee Regional Medical Center, 5.375%, 12/01/28	2,000,000	1,417,060
Bartow-Catersville Joint Development Authority Revenue, GHC Student Center LLC Project, AGMC
Insured, 5.00%, 6/15/36	4,155,000	4,679,112
Bibb County Development Authority Revenue, Macon State College Foundation Real Estate II LLC Project,
AGMC Insured, 5.00%, 7/01/40	5,000,000	5,547,900
Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue, MGC Real Estate
Foundation II LLC Project, 5.00%, 7/01/33	3,500,000	3,793,405
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Refunding, Series C, AGMC
Insured, 5.00%, 6/01/33	2,045,000	2,323,754
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University Housing
Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,319,561
Burke County Development Authority PCR,
Oglethorpe Power Corp. Vogtle Project, Series B, 5.50%, 1/01/33	5,000,000	5,344,150
Oglethorpe Power Corp. Vogtle Project, Series E, 7.00%, 1/01/23	5,000,000	5,533,200
Carroll City-County Hospital Authority Revenue,
Anticipation Certificates, Tanner Medical Center Inc. Project, 5.00%, 7/01/40	5,000,000	5,548,600
Anticipation Certificates, Tanner Medical Center Inc. Project, 5.00%, 7/01/41	2,000,000	2,252,160
Anticipation Certificates, Tanner Medical Center Inc. Project, Assured Guaranty, Pre-Refunded, 5.00%,
7/01/38	5,000,000	5,499,200
Carrollton Payroll Development Authority Revenue, UWG Athletic Complex LLC Project, Anticipation
Certificates, Refunding, AGMC Insured, 5.00%, 6/15/37	3,140,000	3,566,381
Cherokee County School System GO, 5.00%, 2/01/33	3,000,000	3,614,340
Cherokee County Water and Sewerage Authority Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 8/01/35	3,000,000	3,309,390
NATL Insured, 6.90%, 8/01/18.	10,000	10,047

84 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Georgia (continued)
City of Gainesville Water and Sewerage Revenue, Refunding, 5.00%, 11/15/28	$3,640,000	$4,417,213
Clarke County Hospital Authority Revenue, Athens Regional Medical Center Project, Refunding, 5.00%,
1/01/32	2,000,000	2,252,180
Clayton County Development Authority Revenue, Tuff Archives LLC-Secretary of State of Georgia Project,
Refunding, 5.00%, 7/01/33	5,000,000	5,890,500
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC
Project, AGMC Insured, 5.00%, 7/01/36	3,000,000	3,381,420
Clayton County Hospital Authority Revenue,
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.00%,
8/01/30	2,000,000	2,337,760
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.25%,
8/01/35	1,000,000	1,179,620
Clayton County Urban RDAR, Clayton County Project, Refunding, 5.00%, 2/01/28.	1,285,000	1,527,274
Cobb County Development Authority Student Housing Revenue, Kennesaw State University Real Estate
Foundations Projects, Senior, Refunding, Series A, 5.00%, 7/15/38	2,000,000	2,251,360
Cobb County Development Authority Student Recreation and Activities Center Revenue,
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/35	2,500,000	2,815,500
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/38	2,500,000	2,781,600
Columbus Water and Sewerage Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 5/01/29	2,500,000	2,519,425
Series A, 5.00%, 5/01/33	1,030,000	1,206,552
Coweta County Development Authority Revenue, Piedmont Healthcare Inc. Project, 5.00%, 6/15/40	5,000,000	5,513,150
Dahlonega Water and Wastewater Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 9/01/30	1,750,000	1,947,015
Series A, Assured Guaranty, Pre-Refunded, 5.50%, 9/01/37	5,000,000	5,593,750
Decatur County School Building Authority Revenue, High School Project, AGMC Insured, Pre-Refunded,
5.00%, 10/01/32	1,500,000	1,604,220
Decatur Urban RDAR, City of Decatur Projects, Series A, 5.00%, 1/01/38	6,195,000	6,983,066
DeKalb County Water and Sewerage Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	4,000,000	4,780,520
Second Resolution, Series A, 5.25%, 10/01/41	11,425,000	13,186,164
DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue,
GGC Student Center LLC Project, 5.50%, 7/01/34	3,000,000	3,412,170
GGCF Athletic Fields LLC Project, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,563,100
DeKalb Private Hospital Authority Revenue, Anticipation Certificates, Children’s Healthcare of Atlanta Inc.
Project, Refunding, 5.25%, 11/15/39	5,000,000	5,608,900
Douglasville-Douglas County Water and Sewer Authority Revenue, NATL Insured, Pre-Refunded, 5.00%,
6/01/32	2,225,000	2,347,041
Fairburn GO, AGMC Insured, 5.75%, 12/01/31	2,000,000	2,473,560
Fayette County School District GO,
AGMC Insured, Pre-Refunded, 4.75%, 3/01/21	1,355,000	1,355,000
AGMC Insured, Pre-Refunded, 4.95%, 3/01/25	1,000,000	1,000,000
Forsyth County School District GO, 5.00%, 2/01/28	1,500,000	1,830,180
Forsyth County Water and Sewerage Authority Revenue, AGMC Insured, Pre-Refunded, 5.00%, 4/01/32	5,000,000	5,244,300
Fulton County Development Authority Revenue,
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37	3,075,000	3,475,918
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,460,520
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,958,675
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/29	5,000,000	5,967,650
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/30	2,000,000	2,383,180
Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27	5,000,000	5,224,100
Piedmont Healthcare Inc. Project, Refunding, 5.00%, 7/01/44	10,000,000	11,044,600
Piedmont Healthcare Inc. Project, Refunding, Series A, 5.25%, 6/15/37	5,000,000	5,497,000

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia
Healthcare Project, Series A, 5.375%, 2/15/40	$5,000,000	$5,482,150
Georgia School Boards Assn. Inc. COP, DeKalb County Public Schools Project, AMBAC Insured, 5.00%,
12/01/27	4,285,000	4,414,364
Georgia State GO, Series B, 5.00%, 7/01/28	3,225,000	3,534,374
Georgia State HFAR, SFM, Series A, 3.80%, 12/01/37	5,000,000	5,151,400
Georgia State Higher Education Facilities Authority Revenue,
USG Real Estate Foundation I LLC Project, Assured Guaranty, Pre-Refunded, 5.625%, 6/15/38	3,000,000	3,336,960
USG Real Estate Foundation I LLC Project, Pre-Refunded, 6.00%, 6/15/34	835,000	934,858
USG Real Estate Foundation I LLC Project, Pre-Refunded, 6.00%, 6/15/34	4,165,000	4,668,174
Georgia State Municipal Assn. Inc. COP, Installment Sale Program, City Court of Atlanta Project, AMBAC
Insured, 5.25%, 12/01/26.	2,000,000	2,007,660
Georgia State Municipal Electric Authority Power Revenue,
Series GG, 5.00%, 1/01/39	7,000,000	7,812,490
Series W, 6.60%, 1/01/18	215,000	230,373
Georgia State Municipal Electric Authority Revenue, General Resolution Projects, sub. note, Refunding,
Series D, 5.50%, 1/01/26	5,000,000	5,524,900
Georgia State Municipal Gas Authority Revenue,
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/25	2,500,000	2,987,275
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/26	2,500,000	2,985,575
Glynn-Brunswick Memorial Hospital Authority Revenue,
Anticipation Certificates, Southeast Georgia Health System Project, Series A, 5.625%, 8/01/34	530,000	579,062
Anticipation Certificates, Southeast Georgia Health System Project, Series A, Pre-Refunded, 5.625%,
8/01/34	4,470,000	4,991,962
Griffin Combined Public Utility Revenue, Refunding, AGMC Insured, 5.00%, 1/01/24	2,525,000	2,991,973
Gwinnett County Development Authority COP,
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/22	3,000,000	3,634,800
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/24	2,000,000	2,485,140
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System Inc.
Project, Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,453,920
Gwinnett County School District GO,
Pre-Refunded, 5.00%, 2/01/32	5,000,000	5,410,400
Pre-Refunded, 5.00%, 2/01/36	5,815,000	6,292,295
Refunding, 5.00%, 2/01/35	3,000,000	3,617,040
Habersham County Hospital Authority Revenue, Anticipation Certificates, XLCA Insured, Pre-Refunded,
5.00%, 12/01/27	2,015,000	2,170,679
Habersham County School District GO, NATL Insured, Pre-Refunded, 5.00%, 4/01/28	2,750,000	2,760,312
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%, 10/01/23	3,300,000	3,765,696
LaGrange-Troup County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.50%, 7/01/38	4,000,000	4,338,680
Lawrenceville Building Authority Revenue, 5.00%, 4/01/35	2,270,000	2,665,843
Lincoln County School District GO, Pre-Refunded, 5.50%, 4/01/37	2,200,000	2,515,172
Macon Water Authority Revenue, 4.00%, 10/01/35	2,810,000	3,191,205
Macon-Bibb County Hospital Authority Revenue, Anticipation Certificates, The Medical Center of Central
Georgia Inc. Project, 5.00%, 8/01/35.	5,000,000	5,497,350
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/27	5,000,000	6,128,850
Medical Center Hospital Authority Revenue,
Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, Assured Guaranty,
6.375%, 8/01/29.	4,000,000	4,494,520
Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, Refunding, AGMC
Insured, 5.00%, 8/01/41	5,000,000	5,276,750
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue,
Third Indenture Series, Series B, 5.00%, 7/01/45	5,000,000	5,862,850
Third Indenture Series, Series B, AGMC Insured, Pre-Refunded, 5.00%, 7/01/37	10,000,000	10,590,600

86 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Municipal Electric Authority of Georgia Revenue,
Plant Voltage Units 3 and 4 Project J, Series A, 5.50%, 7/01/60.	$3,000,000	$3,489,390
Project One Sub., Refunding, Series A, 5.00%, 1/01/35	3,250,000	3,772,567
Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton LLC Academic Building
Newton Campus Project, Assured Guaranty, 5.00%, 6/01/24	3,150,000	3,180,870
Paulding County GO, Courthouse Government Complex Project, NATL Insured, Pre-Refunded, 5.00%,
2/01/32	4,000,000	4,164,520
Paulding County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.00%, 4/01/42.	3,500,000	3,942,085
Paulding County School District GO, Pre-Refunded, 5.00%, 2/01/33.	4,000,000	4,164,520
Peach County Development Authority Student Housing Facilities Revenue, Fort Valley State University
Foundation Property LLC Project, AMBAC Insured, 5.00%, 6/01/34	3,000,000	3,025,650
Private Colleges and Universities Authority Revenue,
Emory University, Refunding, Series A, 5.00%, 9/01/41	8,695,000	10,065,506
Emory University, Refunding, Series A, 5.00%, 10/01/43	5,000,000	5,757,300
Emory University, Refunding, Series B, 5.00%, 9/01/35	10,000,000	11,289,300
Sandy Springs PFAR, City Center Project, 5.00%, 5/01/41	3,000,000	3,542,220
Thomasville Hospital Authority Revenue,
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, 5.25%, 11/01/35	1,000,000	1,134,390
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, 5.375%, 11/01/40	5,000,000	5,586,550
Tift County Hospital Revenue, Anticipation Certificates, Refunding, 5.00%, 12/01/38	2,000,000	2,292,440
Valdosta and Lowndes County Hospital Authority Revenue,
Certificates, South Georgia Medical Center Project, 5.00%, 10/01/33.	2,000,000	2,106,780
Certificates, South Georgia Medical Center Project, Series B, 5.00%, 10/01/41	3,000,000	3,317,340
Walton County Water and Sewer Authority Revenue,
Oconee-Hard Labor Creek, AGMC Insured, 5.00%, 2/01/38	1,355,000	1,417,289
Oconee-Hard Labor Creek, AGMC Insured, Pre-Refunded, 5.00%, 2/01/38	2,490,000	2,696,869
Walton-Hard Labor Creek Reservoir Project, AGMC Insured, 5.00%, 2/01/33	5,000,000	5,354,900
		515,936,305

U.S. Territories 2.4%
Puerto Rico 2.4%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 6.00%, 7/01/39	5,000,000	3,143,750
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	3,222,500
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.375%, 8/01/39	10,000,000	4,112,500
first subordinate, Series C, 5.50%, 8/01/40	5,000,000	2,062,500
Senior Series C, 5.25%, 8/01/40	1,430,000	890,890
		13,432,140
Total Municipal Bonds before Short Term Investments (Cost $501,068,029)		529,368,445

Short Term Investments 3.5%
Municipal Bonds 3.5%
Georgia 3.5%
a Appling County Development Authority PCR, Georgia Power Co. Plant Hatch Project, Refunding, Daily
VRDN and Put, 0.18%, 9/01/41 10,000,000 10,000,000
a Burke County Development Authority PCR,
Georgia Power Co. Plant Vogtle Project, Refunding, First Series, Daily VRDN and Put, 0.18%, 7/01/49 . 3,000,000 3,000,000
Georgia Power Co. Plant Vogtle Project, Second Series, Daily VRDN and Put, 0.18%, 10/01/32 1,400,000 1,400,000
a Heard County Development Authority PCR, Georgia Power Co. Plant Wansley Project, First Series, Daily
VRDN and Put, 0.11%, 9/01/29 400,000 400,000

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
Georgia (continued)
[a] Monroe County Development Authority PCR,
Georgia Power Co. Plant Sherer Project, First Series, Daily VRDN and Put, 0.18%, 4/01/32	$500,000	$500,000
Georgia Power Co. Plant Sherer Project, First Series, Daily VRDN and Put, 0.18%, 11/01/48	4,000,000	4,000,000
Total Short Term Investments (Cost $19,300,000)		19,300,000
Total Investments (Cost $520,368,029) 98.8%		548,668,445
Other Assets, less Liabilities 1.2%		6,551,693
Net Assets 100.0%.		$555,220,138

See Abbreviations on page 149.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

88 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Kentucky Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.52	$11.12	$11.86	$11.62	$10.78
Income from investment operations[b]:
Net investment income[c]	0.41	0.43	0.43	0.43	0.47
Net realized and unrealized gains (losses)	(0.21)	0.40	(0.75)	0.24	0.83
Total from investment operations	0.20	0.83	(0.32)	0.67	1.30
Less distributions from net investment income	(0.41)	(0.43)	(0.42)	(0.43)	(0.46)
Net asset value, end of year.	$11.31	$11.52	$11.12	$11.86	$11.62

Total return[d]	1.82%	7.61%	(2.70)%	5.84%	12.32%

Ratios to average net assets
Expenses	0.76%	0.78%	0.76%	0.74%	0.75%
Net investment income	3.61%	3.81%	3.82%	3.63%	4.19%

Supplemental data
Net assets, end of year (000’s)	$173,093	$168,278	$165,889	$218,769	$190,231
Portfolio turnover rate	5.91%	6.35%	10.56%	6.76%	17.21%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Kentucky Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.4%
Kentucky 97.2%
Bowling Green GO, Project, Series A, 5.00%, 6/01/38.	$5,000,000	$5,414,800
Boyle County Revenue, Refunding and College Improvement, Assured Guaranty, 5.00%, 6/01/32	1,500,000	1,570,365
Campbell and Kenton Counties Sanitation District No. 1 Sanitation District Revenue, NATL Insured, 5.00%,
8/01/37	2,500,000	2,635,050
Campbell County School District Finance Corp. School Building Revenue, AGMC Insured, Pre-Refunded,
5.00%, 8/01/26	2,845,000	2,899,396
Christian County Hospital Revenue, Jennie Stuart Medical Center Inc., Refunding, Assured Guaranty,
5.50%, 2/01/36	3,000,000	3,191,190
Fayette County School District Finance Corp. Revenue, Series D, 5.00%, 8/01/34	1,985,000	2,306,590
Glasgow Healthcare Revenue, T.J. Samson Community Hospital Project, 6.45%, 2/01/41	2,000,000	2,249,660
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding,
Series A, NATL Insured, 6.10%, 1/01/24	225,000	225,439
Jefferson County School District Finance Corp. School Building Revenue,
Refunding, Series B, 4.00%, 12/01/26	3,500,000	4,031,090
Series A, NATL Insured, Pre-Refunded, 4.75%, 6/01/27	2,440,000	2,567,832
Kentucky Economic Development Finance Authority Hospital Revenue, Baptist Healthcare System
Obligated Group, 5.25%, 8/15/46	5,000,000	5,367,750
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue, Louisville Arena
Authority Inc., Series A, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/33.	2,000,000	2,160,440
Kentucky Economic Development Finance Authority Revenue, Catholic Health Initiatives, Refunding, Series
A, 5.00%, 5/01/29	5,670,000	6,215,794
Kentucky Rural Water Finance Corp. Public Project Revenue,
Multimodal, Flexible Term Program, Series A, 5.00%, 2/01/26	485,000	486,027
Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34	1,010,000	1,010,939
Kentucky State Housing Corp. Conduit MFHR,
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.00%, 4/20/40	2,280,000	2,363,266
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.25%, 4/20/45	1,850,000	1,930,716
Kentucky State Housing Corp. Housing Revenue, Series A, 4.60%, 7/01/32	2,000,000	2,013,260
Kentucky State Infrastructure Authority Revenue,
Wastewater and Drinking Water Revolving Fund, Series A, 5.00%, 2/01/28.	2,000,000	2,393,280
Wastewater and Drinking Water Revolving Fund, Series A, 5.00%, 2/01/31.	4,190,000	4,982,580
Kentucky State Municipal Power Agency Power System Revenue,
Prairie State Project, Refunding, Series A, NATL Insured, 5.00%, 9/01/36	3,000,000	3,398,040
Prairie State Project, Series A, NATL Insured, Pre-Refunded, 5.00%, 9/01/32	5,000,000	5,314,450
Prairie State Project, Series A, NATL Insured, Pre-Refunded, 5.00%, 9/01/37	3,250,000	3,454,393
Kentucky State Property and Buildings Commission Revenues,
Project No. 90, Refunding, 5.50%, 11/01/28	5,000,000	5,585,100
Project No. 108, Refunding, Series A, 5.00%, 8/01/34	3,500,000	4,060,805
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/28	1,000,000	1,095,200
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/29	1,000,000	1,131,290
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/30	2,500,000	2,957,625
Revitalization Projects, Series A, 5.00%, 7/01/32	2,000,000	2,351,860
Revitalization Projects, Series A, 5.00%, 7/01/33	3,000,000	3,535,710
Lexington-Fayette Urban County Airport Board Revenue,
General Airport, Refunding, Series A, 5.00%, 7/01/27	2,000,000	2,259,060
General Airport, Refunding, Series B, 5.00%, 7/01/29	1,185,000	1,413,930
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern State
Hospital Project, Refunding, Series A, 5.25%, 6/01/32.	3,000,000	3,363,840
Louisville and Jefferson County Metropolitan Sewer District Revenue,
Sewer and Drainage System, Series A, 5.00%, 5/15/27	2,635,000	3,281,418
Sewer and Drainage System, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 5/15/36	1,000,000	1,009,650

90 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Kentucky Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Kentucky (continued)
Louisville Regional Airport Authority Airport System Revenue, AGMC Insured, Pre-Refunded, 5.50%,
7/01/38	$3,000,000	$3,315,690
Louisville/Jefferson County Metro Government College Revenue,
Bellarmine University Inc. Project, Refunding and Improvement, 5.00%, 5/01/31	2,000,000	2,192,220
Bellarmine University Project, Refunding and Improvement, Series A, 6.00%, 5/01/38	2,500,000	2,655,150
Louisville/Jefferson County Metro Government Health Facilities Revenue, Jewish Hospital and St. Mary’s
HealthCare Inc. Project, Pre-Refunded, 6.125%, 2/01/37.	2,000,000	2,208,840
Louisville/Jefferson County Metro Government Industrial Building Revenue, Sisters of Mercy of the
Americas, Regional Community of Cincinnati Obligated Group, 5.00%, 10/01/35	1,500,000	1,520,565
Louisville/Jefferson County Metro Government Parking Authority Revenue, first mortgage, Series A,
5.375%, 12/01/39	1,995,000	2,279,327
Morehead State University General Receipts Revenue, Refunding, Series A, 5.00%, 10/01/28	1,910,000	2,300,652
Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital Corp. Project, 6.375%,
8/01/40	2,500,000	2,777,300
Owen County Waterworks System Revenue,
American Water Co. Project, Series A, 6.25%, 6/01/39	2,000,000	2,248,880
American Water Co. Project, Series A, 5.375%, 6/01/40	2,000,000	2,162,180
American Water Co. Project, Series B, 5.625%, 9/01/39	2,000,000	2,206,480
Owensboro GO, Public Project, 5.00%, 4/01/41	5,440,000	6,038,074
Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%, 10/01/35	6,500,000	7,084,675
Pikeville Hospital Revenue, Pikeville Medical Center, Refunding and Improvement, 6.50%, 3/01/41	2,875,000	3,337,070
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	1,500,000	1,658,625
Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility, Pre-Refunded,
6.00%, 12/01/28	1,000,000	1,143,220
Russell Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/26	4,000,000	4,580,920
Trimble County Environmental Facilities Revenue,
Kentucky Utilities Co. Project, Series A, AMBAC Insured, 6.00%, 3/01/37	5,000,000	5,452,800
Louisville Gas and Electric Co. Project, Refunding, Series A, AMBAC Insured, 4.60%, 6/01/33	3,750,000	3,869,138
University of Kentucky General Receipts Revenue, Series A, 5.00%, 4/01/32	2,000,000	2,391,220
University of Louisville Revenue, General Receipts, Series A, 5.00%, 9/01/28	2,220,000	2,624,484
Warren County Hospital Facility Revenue,
Bowling Green, Warren County, Series A, 5.00%, 10/01/33	1,000,000	1,123,640
Community Hospital Corp. Project, Series A, Pre-Refunded, 5.00%, 8/01/29	1,000,000	1,062,610
Western Kentucky University Revenue, General Receipts, Series A, 5.00%, 5/01/32.	1,625,000	1,875,656
		168,337,251

U.S. Territories 1.2%
Puerto Rico 1.2%
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series C, 5.50%, 8/01/40	5,000,000	2,062,500
Total Municipal Bonds (Cost $161,192,946) 98.4%.		170,399,751
Other Assets, less Liabilities 1.6%		2,692,822
Net Assets 100.0%.		$173,092,573

See Abbreviations on page 149.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Louisiana Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.62	$11.26	$12.04	$11.88	$10.91
Income from investment operations[b]:
Net investment income[c]	0.43	0.45	0.45	0.44	0.48
Net realized and unrealized gains (losses)	(0.12)	0.37	(0.80)	0.15	0.98
Total from investment operations	0.31	0.82	(0.35)	0.59	1.46
Less distributions from net investment income	(0.43)	(0.46)	(0.43)	(0.43)	(0.49)
Net asset value, end of year.	$11.50	$11.62	$11.26	$12.04	$11.88

Total return[d]	2.78%	7.38%	(2.90)%	5.06%	13.67%

Ratios to average net assets
Expenses	0.69%	0.69%	0.67%	0.67%	0.68%
Net investment income	3.77%	3.95%	3.91%	3.63%	4.22%

Supplemental data
Net assets, end of year (000’s)	$335,785	$330,742	$321,748	$432,579	$383,414
Portfolio turnover rate	4.13%	13.28%	16.98%	10.08%	7.06%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

92 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.79	$11.41	$12.21	$12.03	$11.04
Income from investment operations[b]:
Net investment income[c]	0.37	0.40	0.39	0.37	0.42
Net realized and unrealized gains (losses)	(0.12)	0.37	(0.83)	0.17	1.00
Total from investment operations	0.25	0.77	(0.44)	0.54	1.42
Less distributions from net investment income	(0.37)	(0.39)	(0.36)	(0.36)	(0.43)
Net asset value, end of year.	$11.67	$11.79	$11.41	$12.21	$12.03

Total return[d]	2.18%	6.87%	(3.55)%	4.58%	13.09%

Ratios to average net assets
Expenses	1.24%	1.24%	1.22%	1.22%	1.23%
Net investment income	3.22%	3.40%	3.36%	3.08%	3.67%

Supplemental data
Net assets, end of year (000’s)	$68,319	$68,272	$66,262	$100,380	$78,121
Portfolio turnover rate	4.13%	13.28%	16.98%	10.08%	7.06%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 93

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Louisiana Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 96.7%
Louisiana 94.6%
Alexandria Sales and Use Tax Revenue,
Pre-Refunded, 5.00%, 8/01/26	$1,710,000	$1,920,005
Pre-Refunded, 5.00%, 8/01/27	1,790,000	2,009,830
Pre-Refunded, 5.00%, 8/01/28	1,875,000	2,105,269
Alexandria Utilities Revenue, Series A, 5.00%, 5/01/38.	10,000,000	11,218,200
Bossier City Utilities Revenue,
BHAC Insured, Pre-Refunded, 5.50%, 10/01/33	5,000,000	5,613,250
Refunding, 5.00%, 10/01/37	5,280,000	6,017,616
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University Student Housing,
Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 5/01/29	2,050,000	2,368,755
Calcasieu Parish School District No. 23 GO, Public School, Refunding, Series A, 5.00%, 2/15/29	1,380,000	1,612,282
East Baton Rouge Mortgage Finance Authority SFMR,
MBS Program, Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28.	450,000	460,670
MBS Program, Series A-2, GNMA Secured, 5.10%, 10/01/40	270,000	271,958
East Baton Rouge Parish Sales Tax Revenue,
Road and Street Improvement, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/28	1,000,000	1,149,070
Road and Street Improvement, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/30	1,700,000	1,967,699
East Baton Rouge Sewerage Commission Revenue,
Refunding, Series B, 5.00%, 2/01/39	5,000,000	5,734,600
Series A, Pre-Refunded, 5.25%, 2/01/34	2,500,000	2,818,700
Series A, Pre-Refunded, 5.25%, 2/01/39	6,500,000	7,328,620
Jefferson Parish Hospital Service District No. 1 Hospital Revenue, West Jefferson Medical Center, Series A,
Pre-Refunded, 6.00%, 1/01/39.	3,105,000	3,818,405
Kenner Consolidated Sewerage District Revenue, AGMC Insured, 5.00%, 11/01/36	4,000,000	4,515,680
Kenner Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/33	8,605,000	9,868,558
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/28.	1,345,000	1,609,010
Refunding, AGMC Insured, 5.00%, 11/01/31.	2,400,000	2,808,672
XLCA Insured, Pre-Refunded, 5.25%, 11/01/27.	5,000,000	5,376,750
Lafayette Public Improvement Sales Tax Revenue, 5.00%, 3/01/36	1,865,000	2,112,597
Lafayette Public Power Authority Electric Revenue, NATL Insured, Pre-Refunded, 5.00%, 11/01/32	5,000,000	5,360,450
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, 5.25%, 10/01/30	4,000,000	4,676,640
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 5.75%, 10/01/29.	750,000	871,155
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/34.	1,750,000	2,038,610
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/38.	1,335,000	1,548,547
Lafayette Utilities Revenue, 5.00%, 11/01/33	5,000,000	5,745,950
Louisiana HFA,
SFMR, Home Ownership Program, Series A, GNMA Secured, 5.50%, 6/01/40	2,380,000	2,465,585
SFMR, Home Ownership Program, Series B, GNMA Secured, 6.125%, 12/01/33	380,000	396,770
Louisiana Local Government Environmental Facilities and CDA Revenue,
Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27	5,000,000	5,577,900
Denham Springs Sewer District No. 1 Project, Assured Guaranty, 5.00%, 12/01/39	3,750,000	4,135,237
East Ascension Consolidated Gravity Drainage District No. 1 Project, AMBAC Insured, Pre-Refunded,
5.00%, 12/01/37	5,370,000	5,667,981
East Ascension Consolidated Gravity Drainage District No. 1 Project, AMBAC Insured, Pre-Refunded,
5.00%, 12/01/44	8,870,000	9,362,196
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, BAM Insured, 5.00%,
12/01/40	2,925,000	3,297,353
Independence Stadium Project, Refunding, 5.25%, 3/01/30	8,845,000	9,567,194
Jefferson Parish Projects, Refunding, Series A, 5.375%, 4/01/31	2,000,000	2,278,920
Lake Charles Public Improvements Project, AMBAC Insured, Pre-Refunded, 5.00%, 5/01/27	1,000,000	1,051,310
LCTCS Act 360 Project, 5.00%, 10/01/32	3,000,000	3,495,150

94 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Louisiana Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana Local Government Environmental Facilities and CDA Revenue, (continued)
LCTCS Act 360 Project, 5.00%, 10/01/33	$5,000,000	$5,804,550
Livingston Parish Road Project, AMBAC Insured, Pre-Refunded, 5.00%, 3/01/21	3,540,000	3,540,000
McNeese State University Student Parking, Cowboys Facilities Inc. Project, AGMC Insured, 5.00%,
3/01/36	1,800,000	1,989,918
Monroe Regional Airport Terminal Project, Assured Guaranty, 5.50%, 2/01/39	2,000,000	2,309,360
Shreveport Airport Cargo Project, Series C, Assured Guaranty, Pre-Refunded, 6.75%, 1/01/24	2,620,000	3,042,947
Shreveport Airport Cargo Project, Series C, Assured Guaranty, Pre-Refunded, 7.00%, 1/01/33	2,500,000	2,920,975
sub. lien, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 2/01/34	2,550,000	2,910,596
sub. lien, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 2/01/43	3,000,000	3,332,370
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Refunding, Series A, 5.00%, 7/01/35	5,000,000	5,746,750
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 6.75%, 7/01/39	3,500,000	4,169,725
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,629,150
Louisiana Public Facilities Authority Revenue,
Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%, 7/01/31.	6,000,000	6,078,840
Black and Gold Facilities Project, Series A, CIFG Insured, 5.00%, 7/01/30	5,000,000	4,979,400
CHRISTUS Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30	5,000,000	5,673,100
Entergy Louisiana LLC Project, Refunding, 5.00%, 6/01/30	5,000,000	5,091,100
Loyola University Project, 5.00%, 10/01/39	5,000,000	5,471,500
Loyola University Project, 5.00%, 10/01/41	5,000,000	5,515,400
Ochsner Clinic Foundation Project, 6.75%, 5/15/41	5,000,000	6,005,600
Ochsner Clinic Foundation Project, Series A, 5.375%, 5/15/43	3,655,000	3,789,796
Ochsner Clinic Foundation Project, Series A, Pre-Refunded, 5.375%, 5/15/43	1,345,000	1,418,988
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27	2,900,000	3,029,137
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	3,218,575
Ochsner Clinic Foundation Project, Series B, Pre-Refunded, 5.25%, 5/15/27	1,090,000	1,148,337
Tulane University of Louisiana Project, Series B, 5.00%, 10/01/37.	5,540,000	6,245,464
Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
Series B, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/23	5,000,000	5,056,850
Series C-2, Assured Guaranty, 6.75%, 6/01/26	5,000,000	5,637,600
Louisiana State Gasoline and Fuels Tax Revenue,
first lien, Refunding, Series A, 5.00%, 5/01/41.	3,000,000	3,479,970
second lien, Refunding, Series C-1, 5.00%, 5/01/43	5,000,000	5,605,700
Series A, AGMC Insured, Pre-Refunded, 5.00%, 5/01/31	13,000,000	13,099,970
Louisiana State GO,
Match, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/15/24	3,475,000	3,534,283
Match, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/15/25	1,765,000	1,795,111
Refunding, Series C, 5.00%, 8/01/27	7,200,000	8,697,168
Louisiana State Highway Improvement Revenue,
Series A, 5.00%, 6/15/30	2,860,000	3,368,708
Series A, 5.00%, 6/15/32	9,850,000	11,617,188
Louisiana State Transportation Authority Revenue, Refunding, Series A, 5.00%, 8/15/38	4,500,000	5,138,730
Louisiana State Unclaimed Property Special Revenue,
I-49 North Project, 5.00%, 9/01/26.	3,000,000	3,614,220
I-49 North Project, 5.00%, 9/01/33.	5,860,000	6,855,555
Louisiana State University and Agricultural and Mechanical College Revenue,
Board of Supervisors, Auxiliary, 5.00%, 7/01/37	4,000,000	4,613,560
Board of Supervisors, Auxiliary, NATL Insured, Pre-Refunded, 5.00%, 7/01/31	3,000,000	3,045,750
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/29	1,000,000	1,181,100
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/30	1,040,000	1,226,638
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/34	1,000,000	1,155,140
Board of Supervisors, Auxiliary, Refunding, Series A, 5.00%, 7/01/40	5,000,000	5,511,700

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Louisiana Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1, Assured Guaranty,
6.00%, 1/01/23	$2,000,000	$2,279,900
New Orleans GO, Public Improvement, Series A, Assured Guaranty, 5.125%, 12/01/30	10,055,000	10,792,031
New Orleans Sewage Service Revenue, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/29	500,000	587,270
Port of New Orleans Board of Commissioners Port Facility Revenue, Refunding, Assured Guaranty, 5.125%,
4/01/38	5,000,000	5,293,250
Shreveport GO, 5.00%, 8/01/29	4,790,000	5,583,416
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	5,000,000	4,845,450
St. Tammany Parish Utilities Revenue,
Series B, 5.50%, 8/01/35	2,650,000	3,136,858
Series B, 5.00%, 8/01/44	3,290,000	3,718,062
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST, AGMC Insured,
5.00%, 4/01/32	2,265,000	2,610,435
		382,386,335

U.S. Territories 2.1%
Puerto Rico 2.1%
Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	6,450,000	4,157,025
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 6.375%, 8/01/39	10,000,000	4,187,500
		8,344,525
Total Municipal Bonds (Cost $368,634,107) 96.7%		390,730,860
Other Assets, less Liabilities 3.3%		13,373,592
Net Assets 100.0%		$404,104,452

See Abbreviations on page 149.

96 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Maryland Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.55	$11.20	$11.98	$11.90	$10.91
Income from investment operations[b]:
Net investment income[c]	0.42	0.42	0.41	0.42	0.48
Net realized and unrealized gains (losses)	(0.21)	0.35	(0.79)	0.09	0.98
Total from investment operations	0.21	0.77	(0.38)	0.51	1.46
Less distributions from net investment income	(0.41)	(0.42)	(0.40)	(0.43)	(0.47)
Net asset value, end of year.	$11.35	$11.55	$11.20	$11.98	$11.90

Total return[d]	1.88%	6.94%	(3.17)%	4.34%	13.65%

Ratios to average net assets
Expenses	0.67%	0.67%	0.65%	0.65%	0.65%
Net investment income	3.70%	3.63%	3.62%	3.52%	4.22%

Supplemental data
Net assets, end of year (000’s)	$369,661	$393,022	$407,061	$538,409	$508,123
Portfolio turnover rate	9.77%	15.88%	12.30%	19.56%	11.62%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 97

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.75	$11.39	$12.18	$12.09	$11.08
Income from investment operations[b]:
Net investment income[c]	0.36	0.36	0.35	0.36	0.42
Net realized and unrealized gains (losses)	(0.20)	0.35	(0.81)	0.09	1.00
Total from investment operations	0.16	0.71	(0.46)	0.45	1.42
Less distributions from net investment income	(0.35)	(0.35)	(0.33)	(0.36)	(0.41)
Net asset value, end of year.	$11.56	$11.75	$11.39	$12.18	$12.09

Total return[d]	1.38%	6.33%	(3.73)%	3.78%	13.02%

Ratios to average net assets
Expenses	1.22%	1.22%	1.20%	1.20%	1.20%
Net investment income	3.15%	3.08%	3.07%	2.97%	3.67%

Supplemental data
Net assets, end of year (000’s)	$117,167	$125,328	$130,550	$177,499	$155,763
Portfolio turnover rate	9.77%	15.88%	12.30%	19.56%	11.62%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

98 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.56	$11.20	$11.99	$11.90	$10.91
Income from investment operations[b]:
Net investment income[c]	0.43	0.43	0.42	0.43	0.49
Net realized and unrealized gains (losses)	(0.22)	0.36	(0.80)	0.10	0.98
Total from investment operations	0.21	0.79	(0.38)	0.53	1.47
Less distributions from net investment income	(0.42)	(0.43)	(0.41)	(0.44)	(0.48)
Net asset value, end of year.	$11.35	$11.56	$11.20	$11.99	$11.90

Total return	1.90%	7.13%	(3.16)%	4.53%	13.76%

Ratios to average net assets
Expenses	0.57%	0.57%	0.55%	0.55%	0.55%
Net investment income	3.80%	3.73%	3.72%	3.62%	4.32%

Supplemental data
Net assets, end of year (000’s)	$28,464	$27,131	$19,985	$30,380	$18,711
Portfolio turnover rate	9.77%	15.88%	12.30%	19.56%	11.62%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report 99

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Maryland Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.9%
Maryland 94.7%
Annapolis GO, Refunding, 5.00%, 8/01/31	$1,250,000	$1,479,413
Anne Arundel County GO,
Consolidated General Improvements, Refunding, 5.00%, 4/01/33	3,140,000	3,675,150
Consolidated Water and Sewer, 5.00%, 4/01/40	5,000,000	5,867,500
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	14,276,249
Consolidated Water and Sewer, Refunding, 4.625%, 3/01/32	2,000,000	2,005,600
Anne Arundel County MFR, Glenview Gardens Apartments Project, Mandatory Put 1/01/27, 5.00%, 1/01/28 .	1,975,000	2,125,475
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%, 9/01/39	10,095,000	10,184,240
Baltimore County GO,
Metropolitan District, 74th Issue, Refunding, 5.00%, 2/01/32	1,250,000	1,483,350
[a]Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/40	2,900,000	3,431,570
Baltimore Project Revenue,
Wastewater Projects, AGMC Insured, 5.00%, 7/01/37	5,000,000	5,254,200
Wastewater Projects, Series A, 5.00%, 7/01/38	8,930,000	10,315,668
Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	16,510,753
Wastewater Projects, Series A, AGMC Insured, 5.00%, 7/01/38	5,000,000	5,423,950
Wastewater Projects, Series C, 5.125%, 7/01/34	1,835,000	2,071,165
Wastewater Projects, Series C, 5.625%, 7/01/39	2,965,000	3,408,475
Wastewater Projects, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31	1,855,000	1,883,289
Wastewater Projects, Series D, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/32.	2,120,000	2,243,744
Water Projects, Series A, 5.00%, 7/01/41	7,845,000	8,973,111
Water Projects, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,291,850
Water Projects, Subordinate, Series A, 5.375%, 7/01/34	475,000	541,001
Water Projects, Subordinate, Series A, Pre-Refunded, 5.375%, 7/01/34.	275,000	315,741
Water Projects, Subordinate, Series A, Pre-Refunded, 5.75%, 7/01/39	1,250,000	1,450,538
Baltimore Revenue, Water Projects, Refunding, Series B, 5.00%, 7/01/38.	5,000,000	5,768,250
Frederick County Educational Facilities Revenue, Mount St. Mary University, Refunding, 5.625%, 9/01/38	5,000,000	5,011,400
Frederick County GO, Public Improvements, Series A, 5.00%, 3/01/34	8,580,000	9,538,815
Howard County Housing Commission Revenue, Verona Oakland Mills Project, 5.00%, 10/01/28	10,000,000	11,419,200
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%,
11/01/30	3,935,000	4,604,973
Maryland State Community Development Administration Department of Housing and CDR, Residential,
Series B, 4.75%, 9/01/39.	5,335,000	5,491,689
Maryland State Community Development Administration Local Government Infrastructure Revenue,
Subordinate Obligations, Series A-2, 5.00%, 6/01/34	3,500,000	3,996,650
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	10,000,000	11,495,000
Maryland State EDC Student Housing Revenue,
Morgan University Project, Refunding, 5.00%, 7/01/27	4,750,000	5,156,695
Salisbury University Project, Refunding, 5.00%, 6/01/34.	2,040,000	2,219,234
Senior, Frostburg State University Project, Refunding, 5.00%, 10/01/33	5,000,000	5,429,400
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/34	2,150,000	2,293,792
Senior, Towson University Project, 5.00%, 7/01/27.	1,145,000	1,260,095
University of Maryland, Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/30	3,245,000	3,271,577
University of Maryland, Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/35	3,675,000	3,700,247
[a]University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/35	4,225,000	4,898,465
[a]University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/43	2,000,000	2,262,840
University of Maryland, College Park Projects, Refunding, Assured Guaranty, 5.00%, 6/01/25	2,500,000	2,528,425
University of Maryland, College Park Projects, Refunding, Assured Guaranty, 5.00%, 6/01/28	2,000,000	2,022,740
University of Maryland, College Park Projects, Refunding, Assured Guaranty, 5.00%, 6/01/33	9,370,000	9,476,537
University Village at Sheppard Pratt, 5.00%, 7/01/27	1,500,000	1,625,760
University Village at Sheppard Pratt, 5.00%, 7/01/33	2,495,000	2,628,857
Maryland State GO, State and Local Facilities Loan of 2014, Refunding, Second Series C, 5.00%, 8/01/24	5,000,000	6,350,800

100 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Maryland Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Maryland (continued)
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/29.	$2,000,000	$2,389,980
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39.	2,000,000	2,389,980
Carroll Hospital Center, Pre-Refunded, 5.00%, 7/01/40	6,790,000	6,894,702
Edenwald Issue, Refunding, 5.25%, 1/01/37	3,400,000	3,772,708
Edenwald Issue, Series A, Pre-Refunded, 5.40%, 1/01/31	1,000,000	1,016,390
Goucher College, Refunding, Series A, 5.00%, 7/01/34	1,500,000	1,680,855
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	11,000,000	13,378,419
Johns Hopkins Medical Institutions Utilities Program Issue, Refunding, Series A, 5.00%, 5/15/37	10,000,000	11,702,300
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/31	7,060,000	8,358,899
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/37	5,000,000	5,806,600
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/41	15,000,000	17,229,000
The Johns Hopkins University Issue, Series B, 5.00%, 7/01/38	5,000,000	5,716,850
LifeBridge Health Issue, Assured Guaranty, 5.00%, 7/01/34	9,385,000	9,801,037
LifeBridge Health Issue, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/34	1,560,000	1,652,134
LifeBridge Health Issue, Refunding, Assured Guaranty, 4.75%, 7/01/38	10,000,000	10,331,600
Loyola University Maryland, Refunding, 5.00%, 10/01/45	2,250,000	2,555,258
Loyola University Maryland, Refunding, Series A, 5.00%, 10/01/39	5,275,000	5,857,202
Maryland Institute College of Art, 5.00%, 6/01/35	2,000,000	2,019,800
Maryland Institute College of Art, 5.00%, 6/01/36	6,900,000	7,219,263
Maryland Institute College of Art, 5.00%, 6/01/40	10,000,000	10,094,000
Maryland Institute College of Art, Refunding, 5.00%, 6/01/29	1,000,000	1,122,150
Medstar Health, Series A, 5.00%, 8/15/38	5,000,000	5,564,250
Mercy Medical Center, Series A, Pre-Refunded, 5.00%, 7/01/37	10,000,000	10,583,700
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%,
7/01/27	655,000	657,031
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%,
7/01/34	5,000,000	5,000,700
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, Refunding, Series B, AMBAC
Insured, 5.00%, 7/01/38	6,200,000	6,204,278
Peninsula Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/36	6,625,000	6,724,905
Peninsula Regional Medical Center Issue, Refunding, 5.00%, 7/01/39	5,000,000	5,668,800
Peninsula Regional Medical Center Issue, Refunding, 5.00%, 7/01/45	9,330,000	10,483,468
Refunding, 5.00%, 7/01/39	10,000,000	11,186,100
University of Maryland Medical System, Refunding, 5.00%, 7/01/35	2,100,000	2,370,144
University of Maryland Medical System, Refunding, AMBAC Insured, 5.25%, 7/01/28	15,000,000	16,314,150
University of Maryland Medical System, Series A, Pre-Refunded, 5.00%, 7/01/41	2,500,000	2,538,125
Washington County Hospital Issue, Pre-Refunded, 5.75%, 1/01/38	2,500,000	2,730,775
Western Maryland Health, Series A, NATL Insured, Pre-Refunded, 4.75%, 7/01/36	17,120,000	17,355,571
Montgomery County GO, Consolidated Public Improvement, Refunding, Series A, 4.00%, 11/01/20	8,000,000	8,912,560
Montgomery County Revenue,
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,920,376
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,629,326
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/31	2,470,000	2,893,753
Department of Liquor Control, Series A, 5.00%, 4/01/30	1,935,000	2,271,110
Montgomery County Water Quality Protection Charge Revenue,
Series A, 5.00%, 4/01/30	1,855,000	2,132,285
Series A, 5.00%, 4/01/31	1,240,000	1,423,222
Prince George’s County COP, Public Safety Communications Center, 5.00%, 10/01/30	2,060,000	2,389,682
Prince George’s County GO, Consolidated Public Improvement, Series A, 5.00%, 9/15/28	3,725,000	4,465,157
Prince George’s County IDA Lease Revenue, Upper Marlboro Justice, Series B, NATL Insured, 4.75%,
6/30/30	4,000,000	4,011,520
		488,083,588

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Maryland Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
District of Columbia 0.5%
Washington State Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%, 7/01/32	$2,500,000	$2,785,275
U.S. Territories 3.7%
Puerto Rico 3.7%
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	5,000,000	3,222,500
Series XX, 5.25%, 7/01/40	5,000,000	3,222,500
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.75%, 8/01/37	11,425,000	4,741,375
first subordinate, Series A, 6.00%, 8/01/42	18,160,000	7,581,800
		18,768,175
Total Municipal Bonds (Cost $499,581,439) 98.9%		509,637,038
Other Assets, less Liabilities 1.1%		5,654,785
Net Assets 100.0%		$515,291,823

See Abbreviations on page 149.

aSecurity purchased on a when-issued basis. See Note 1(b).

102 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Missouri Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.21	$11.88	$12.77	$12.61	$11.55
Income from investment operations[b]:
Net investment income[c]	0.45	0.47	0.46	0.46	0.50
Net realized and unrealized gains (losses)	(0.18)	0.32	(0.90)	0.16	1.07
Total from investment operations	0.27	0.79	(0.44)	0.62	1.57
Less distributions from net investment income	(0.43)	(0.46)	(0.45)	(0.46)	(0.51)
Net asset value, end of year.	$12.05	$12.21	$11.88	$12.77	$12.61

Total return[d]	2.26%	6.80%	(3.44)%	4.96%	13.87%

Ratios to average net assets
Expenses	0.64%	0.63%	0.62%	0.63%	0.64%
Net investment income	3.72%	3.87%	3.80%	3.61%	4.15%

Supplemental data
Net assets, end of year (000’s)	$880,848	$890,228	$889,702	$1,163,080	$1,027,452
Portfolio turnover rate	7.97%	4.73%	10.57%	8.63%	13.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 103

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.32	$11.98	$12.88	$12.71	$11.64
Income from investment operations[b]:
Net investment income[c]	0.38	0.40	0.39	0.39	0.44
Net realized and unrealized gains (losses)	(0.17)	0.34	(0.91)	0.16	1.07
Total from investment operations	0.21	0.74	(0.52)	0.55	1.51
Less distributions from net investment income	(0.36)	(0.40)	(0.38)	(0.38)	(0.44)
Net asset value, end of year.	$12.17	$12.32	$11.98	$12.88	$12.71

Total return[d]	1.77%	6.25%	(4.02)%	4.42%	13.24%

Ratios to average net assets
Expenses	1.19%	1.18%	1.17%	1.18%	1.19%
Net investment income	3.17%	3.32%	3.25%	3.06%	3.60%

Supplemental data
Net assets, end of year (000’s)	$167,284	$166,282	$166,226	$220,405	$174,437
Portfolio turnover rate	7.97%	4.73%	10.57%	8.63%	13.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

104 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.22	$11.88	$12.78	$12.62	$11.55
Income from investment operations[b]:
Net investment income[c]	0.46	0.48	0.47	0.47	0.51
Net realized and unrealized gains (losses)	(0.18)	0.34	(0.91)	0.16	1.08
Total from investment operations	0.28	0.82	(0.44)	0.63	1.59
Less distributions from net investment income	(0.44)	(0.48)	(0.46)	(0.47)	(0.52)
Net asset value, end of year.	$12.06	$12.22	$11.88	$12.78	$12.62

Total return	2.37%	7.00%	(3.43)%	5.06%	14.07%

Ratios to average net assets
Expenses	0.54%	0.53%	0.52%	0.53%	0.54%
Net investment income	3.82%	3.97%	3.90%	3.71%	4.25%

Supplemental data
Net assets, end of year (000’s)	$46,051	$37,626	$42,840	$89,360	$67,401
Portfolio turnover rate	7.97%	4.73%	10.57%	8.63%	13.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report 105

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Missouri Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 97.5%
Missouri 93.4%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Revenue,
Combined Lien, Refunding, Series A, 5.00%, 10/01/33	$14,425,000	$16,837,581
Combined Lien, Refunding, Series A, 5.00%, 10/01/44	10,000,000	11,306,700
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/35	5,500,000	6,145,645
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/39	30,300,000	33,666,936
Cape Girardeau County IDA Health Facilities Revenue,
Southeast Missouri Hospital Assn., 5.00%, 6/01/36	7,000,000	6,438,950
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/33	5,000,000	5,553,350
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/37	11,000,000	12,008,040
St. Francis Medical Center, Series A, 5.75%, 6/01/39.	3,150,000	3,520,251
Cape Girardeau County IDA Solid Waste Disposal Revenue, The Procter and Gamble Paper Products
Co. Project, 5.30%, 5/15/28.	6,875,000	6,876,650
Carroll County Public Water Supply District No. 1 Waterworks Revenue,
Pre-Refunded, 5.625%, 3/01/34	1,000,000	1,098,840
Pre-Refunded, 6.00%, 3/01/39	1,000,000	1,106,260
Columbia Special Obligation Electric Utility Improvement Revenue, Annual Appropriation Obligation,
Series A, Pre-Refunded, 5.75%, 10/01/33	10,290,000	11,125,960
Curators of the University of Missouri System Facilities Revenue,
Refunding, 5.00%, 11/01/27	1,065,000	1,280,024
Refunding, Series A, 5.00%, 11/01/26	7,830,000	9,830,956
Series A, Pre-Refunded, 5.00%, 11/01/33	5,000,000	5,364,800
Series A, Pre-Refunded, 5.00%, 11/01/35	20,000,000	21,459,200
Hannibal IDA Health Facilities Revenue, Hannibal Regional Hospital, Refunding, 5.00%, 3/01/22	1,000,000	1,000,000
Independence School District GO,
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/27	3,300,000	3,837,834
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/28	3,000,000	3,488,940
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/29	3,000,000	3,481,230
Jackson County Reorganized School District No. 4 Blue Springs GO, Refunding and Improvement, Series
A, 5.00%, 3/01/29	4,000,000	4,510,200
Jackson County Special Obligation Revenue, Harry S. Truman Sports Complex Project, AMBAC Insured,
Pre-Refunded, 5.00%, 12/01/29.	26,925,000	27,842,604
Joplin IDA Health Facilities Revenue,
Freeman Health System Project, 5.125%, 2/15/26.	6,000,000	6,661,020
Freeman Health System Project, 5.00%, 2/15/28	1,150,000	1,255,605
Freeman Health System Project, 5.50%, 2/15/31	2,055,000	2,256,924
Freeman Health System Project, Refunding, 5.00%, 2/15/35	4,000,000	4,338,040
Kansas City IDAR,
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29.	5,000,000	5,912,000
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30.	12,000,000	14,161,440
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32.	3,000,000	3,332,340
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/24	4,470,000	4,794,522
Kansas City Missouri IDA, AMBAC Insured, 4.50%, 12/01/32	5,690,000	5,974,671
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/32	15,000,000	16,007,700
Kansas City Sanitary Sewer System Revenue,
Improvement and Refunding, Series A, 5.00%, 1/01/37	29,210,000	33,454,505
Series A, 5.25%, 1/01/34	9,500,000	10,605,895
Kansas City Special Obligation Revenue,
Downtown Arena Project, Refunding and Improvement, Series C, 5.125%, 4/01/38.	10,000,000	10,732,300
East Village Project, Series B, Assured Guaranty, 5.00%, 4/15/31	6,445,000	6,952,479
Kansas City Water Revenue, Refunding and Improvement, Series A, 5.25%, 12/01/32.	12,725,000	14,221,969
Lincoln University Auxiliary System Sub. Revenue, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,418,767

106 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Refunding and Improvement, Series B, 5.00%, 5/01/45	$17,920,000	$20,943,642
Series A, Pre-Refunded, 5.75%, 5/01/38	2,000,000	2,121,160
Series C, NATL Insured, Pre-Refunded, 5.00%, 5/01/36	22,740,000	23,920,433
[a] Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Prairie State Project,
Refunding, Series A, 5.00%, 12/01/40	16,000,000	18,343,520
Missouri State Board of Public Buildings Special Obligation Revenue, Refunding, Series A, 4.00%,
10/01/25	3,870,000	4,242,642
Missouri State Development Finance Board Cultural Facilities Revenue, Kauffman Center for the
Performing Arts Project, Series B, Pre-Refunded, 5.00%, 6/01/37	28,435,000	29,994,660
Missouri State Development Finance Board Revenue, Independence Missouri Electric System, Dodwood
Project, Series A, 5.00%, 6/01/37	5,000,000	5,559,350
Missouri State Development Finance Board Solid Waste Disposal Revenue, The Procter and Gamble
Paper Products Co. Project, 5.20%, 3/15/29	3,000,000	3,689,370
Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
State Revolving Fund Program, Series B, 7.20%, 7/01/16	30,000	30,165
State Revolving Fund Program, Series B, AGMC Insured, 6.05%, 7/01/16	10,000	10,039
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and
Drinking Water Revenue,
State Revolving Funds Programs, Refunding, Series A, 5.00%, 1/01/23.	12,485,000	14,376,103
State Revolving Funds Programs, Refunding, Series A, 5.00%, 1/01/24.	7,890,000	9,081,863
State Revolving Funds Programs, Refunding, Series A, 5.00%, 1/01/26.	2,315,000	2,857,150
State Revolving Funds Programs, Refunding, Series B, 5.50%, 7/01/21.	60,000	60,169
State Revolving Funds Programs, Series A, 5.75%, 1/01/29	190,000	216,186
State Revolving Funds Programs, Series A, Pre-Refunded, 5.00%, 1/01/23	15,000	17,290
State Revolving Funds Programs, Series A, Pre-Refunded, 5.75%, 1/01/29	2,310,000	2,629,057
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
A.T. Still University of Health Sciences, 5.00%, 10/01/26	3,095,000	3,612,948
A.T. Still University of Health Sciences, 5.25%, 10/01/31	1,200,000	1,383,624
A.T. Still University of Health Sciences, 5.00%, 10/01/39	1,250,000	1,386,988
A.T. Still University of Health Sciences, 5.25%, 10/01/41	4,500,000	5,035,995
Maryville University St. Louis Project, 5.00%, 6/15/44	5,000,000	5,477,700
St. Louis University, Series A, 5.00%, 10/01/38	10,000,000	11,735,800
University of Central Missouri, Series C, 5.00%, 10/01/34	5,000,000	5,702,300
The Washington University, Series A, 5.375%, 3/15/39	16,825,000	18,327,809
The Washington University, Series B, 5.00%, 11/15/37	10,000,000	11,815,100
Webster University Project, Refunding and Improvement, 5.00%, 4/01/36	7,000,000	7,815,360
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
Bethesda Health Group Inc., 5.00%, 8/01/40	1,650,000	1,743,869
Bethesda Health Group Inc., 5.00%, 8/01/45	1,300,000	1,367,366
CoxHealth, Refunding, 5.50%, 11/15/39.	2,970,000	3,251,675
CoxHealth, Refunding, Series A, 5.00%, 11/15/39	17,000,000	19,275,790
CoxHealth, Series A, 5.00%, 11/15/38	11,680,000	13,078,914
CoxHealth, Series A, 5.00%, 11/15/44	2,760,000	3,050,904
CoxHealth, Series A, Pre-Refunded, 5.50%, 11/15/39	11,355,000	12,741,786
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,378,600
Lake Regional Health System, Refunding, 5.00%, 2/15/34	7,000,000	7,470,330
SSM Health Care, Series B, 5.00%, 6/01/30	16,150,000	18,181,831
SSM Health Care, Series B, 5.00%, 6/01/34	7,000,000	7,792,890
St. Anthony’s Medical Center, Refunding, Series B, 5.00%, 2/01/45	6,870,000	7,602,892
St. Luke’s Episcopal, Pre-Refunded, 5.00%, 12/01/34	7,500,000	7,755,600
St. Luke’s Health System, Series A, AGMC Insured, 5.50%, 11/15/35	10,000,000	11,020,700
St. Luke’s Health System, Series B, AGMC Insured, 5.50%, 11/15/35	6,725,000	7,411,421

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Missouri State Health and Educational Facilities Authority Revenue,
Health Facilities, Children’s Mercy Hospital, 5.625%, 5/15/39	$9,500,000	$10,590,220
Senior Living Facilities, Lutheran Senior Services Projects, 5.75%, 2/01/31	1,900,000	2,196,989
Senior Living Facilities, Lutheran Senior Services Projects, 5.375%, 2/01/35	2,520,000	2,794,252
Senior Living Facilities, Lutheran Senior Services Projects, 6.00%, 2/01/41	4,250,000	4,840,580
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	9,828,691
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/36	1,100,000	1,237,148
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/46	3,000,000	3,300,120
Missouri State Highways and Transit Commission State Road Revenue,
first lien, Series B, Pre-Refunded, 5.00%, 5/01/24	6,005,000	6,052,199
Series A, 5.00%, 5/01/20	6,875,000	7,781,400
Series A, 5.00%, 5/01/21	5,000,000	5,657,500
Series A, 5.00%, 5/01/24	1,150,000	1,298,534
Missouri State Housing Development Commission SFMR,
Homeownership Loan Program, Series A-1, GNMA Secured, 4.75%, 9/01/32	390,000	395,803
Homeownership Loan Program, Series C, GNMA Secured, 5.00%, 3/01/32	390,000	407,843
Homeownership Loan Program, Series D, GNMA Secured, 4.70%, 3/01/35	1,580,000	1,666,600
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/30.	3,000,000	3,483,810
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/31.	2,000,000	2,308,820
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/32.	1,500,000	1,721,385
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/34.	2,000,000	2,280,140
Iatan 2 Project, Series A, 5.00%, 12/01/35	7,335,000	8,479,333
Iatan 2 Project, Series A, Pre-Refunded, 6.00%, 1/01/39	15,750,000	18,059,107
Plum Point Project, Refunding, Series A, 5.00%, 1/01/32	10,000,000	11,515,500
Plum Point Project, Refunding, Series A, 5.00%, 1/01/33	7,500,000	8,605,350
Prairie State Project, Refunding, Series A, 5.00%, 12/01/30	4,000,000	4,712,200
Prairie State Project, Refunding, Series A, 5.00%, 12/01/31	6,000,000	7,020,360
Prairie State Project, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 1/01/42	34,410,000	35,704,848
Missouri State Joint Municipal Electric Utility Commission Power Supply System Revenue,
MoPEP Facilities, 5.00%, 1/01/32	3,600,000	4,092,804
MoPEP Facilities, 5.00%, 1/01/37	3,400,000	3,746,766
Monarch-Chesterfield Levee District Special Tax,
Levee District Improvement, NATL Insured, 5.75%, 3/01/19	770,000	773,034
Refunding, 5.00%, 3/01/40	4,395,000	4,903,194
Pettis County School District 200 Sedalia Lease COP, Missouri State Assn. of Rural Education, Assured
Guaranty, Pre-Refunded, 5.00%, 3/01/27	6,610,000	6,906,062
Riverside-Quindaro Bend Levee District of Platte County Levee Improvement Revenue, L-385 Project,
Refunding, Assured Guaranty, 5.00%, 3/01/27.	5,000,000	5,181,700
Sikeston Electric Revenue,
Refunding, 5.00%, 6/01/20	5,000,000	5,547,050
Refunding, 5.00%, 6/01/21	13,130,000	14,774,795
Refunding, 5.00%, 6/01/22	12,570,000	14,329,171
Springfield Public Building Corp. Leasehold Revenue, Springfield Branson Airport, Series A, AMBAC
Insured, 5.00%, 7/01/36	5,000,000	5,065,550
Springfield Public Utility Revenue, NATL Insured, Pre-Refunded, 4.75%, 8/01/34	3,000,000	3,054,300
Springfield School District No. R-12 GO,
Missouri Direct Deposit Program, 5.00%, 3/01/33	1,000,000	1,168,080
Missouri Direct Deposit Program, AGMC Insured, 5.00%, 3/01/26.	5,000,000	5,000,000
Springfield Special Obligation Revenue,
Sewer System Improvements Project, 5.00%, 4/01/31	1,795,000	2,131,078
Sewer System Improvements Project, 5.00%, 4/01/32	1,885,000	2,233,160

108 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Missouri (continued)
St. Joseph IDA Special Obligation Revenue, Sewer System Improvements Project, Pre-Refunded, 5.00%,
4/01/27	$2,655,000	$2,783,263
St. Louis Airport Revenue,
Lambert-St. Louis International Airport, Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	16,261,955
Lambert-St. Louis International Airport, Refunding, Series A, AGMC Insured, 5.00%, 7/01/23	14,615,000	15,431,978
Lambert-St. Louis International Airport, Refunding, Series B, AGMC Insured, 5.00%, 7/01/25	9,420,000	9,928,492
Lambert-St. Louis International Airport, Series A-1, 6.125%, 7/01/24	2,000,000	2,332,480
Lambert-St. Louis International Airport, Series A-1, 6.625%, 7/01/34	5,000,000	5,866,050
St. Louis County IDA Senior Living Facilities Revenue,
Friendship Village Chesterfield, 5.00%, 9/01/42	3,165,000	3,300,304
Friendship Village Sunset Hills, Series A, 5.875%, 9/01/43	7,000,000	8,092,630
St. Louis Municipal Finance Corp. Leasehold Revenue, Convention Center Capital Improvement, Series
B, Assured Guaranty, 5.375%, 7/15/38	22,725,000	25,469,725
St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold Revenue,
AMBAC Insured, 5.00%, 2/15/32.	8,075,000	8,257,899
AMBAC Insured, 5.00%, 2/15/37.	6,000,000	6,124,500
		1,022,066,871

U.S. Territories 4.1%
Guam 0.6%
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/25	5,420,000	6,389,855
Puerto Rico 3.5%
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	19,320,000	12,451,740
Series XX, 5.75%, 7/01/36	6,000,000	3,867,000
Series XX, 5.25%, 7/01/40	10,000,000	6,445,000
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.50%, 8/01/37	13,760,000	5,676,000
first subordinate, Series A, 6.50%, 8/01/44	10,000,000	4,200,000
first subordinate, Series C, 5.50%, 8/01/40	15,000,000	6,187,500
		38,827,240
Total U.S. Territories		45,217,095
Total Municipal Bonds (Cost $1,030,601,975) 97.5%.		1,067,283,966
Other Assets, less Liabilities 2.5%.		26,898,893
Net Assets 100.0%		$1,094,182,859

See Abbreviations on page 149.

aSecurity purchased on a when-issued basis. See Note 1(b).

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The accompanying notes are an integral part of these financial statements. | Annual Report 109

Financial Highlights
Franklin North Carolina Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.15	$11.95	$12.96	$12.79	$11.73
Income from investment operations[b]:
Net investment income[c]	0.43	0.46	0.46	0.45	0.49
Net realized and unrealized gains (losses)	(0.19)	0.21	(1.03)	0.17	1.07
Total from investment operations	0.24	0.67	(0.57)	0.62	1.56
Less distributions from net investment income	(0.42)	(0.47)	(0.44)	(0.45)	(0.50)
Net asset value, end of year.	$11.97	$12.15	$11.95	$12.96	$12.79

Total return[d]	2.01%	5.70%	(4.35)%	4.92%	13.57%

Ratios to average net assets
Expenses	0.64%	0.63%	0.62%	0.62%	0.63%
Net investment income	3.62%	3.84%	3.79%	3.49%	4.04%

Supplemental data
Net assets, end of year (000’s)	$794,675	$841,737	$851,504	$1,168,492	$1,045,806
Portfolio turnover rate	7.23%	6.94%	6.86%	7.10%	6.13%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

110 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.33	$12.12	$13.13	$12.95	$11.88
Income from investment operations[b]:
Net investment income[c]	0.37	0.40	0.40	0.38	0.43
Net realized and unrealized gains (losses)	(0.20)	0.21	(1.03)	0.18	1.07
Total from investment operations	0.17	0.61	(0.63)	0.56	1.50
Less distributions from net investment income	(0.35)	(0.40)	(0.38)	(0.38)	(0.43)
Net asset value, end of year.	$12.15	$12.33	$12.12	$13.13	$12.95

Total return[d]	1.43%	5.13%	(4.82)%	4.35%	12.87%

Ratios to average net assets
Expenses	1.19%	1.18%	1.17%	1.17%	1.18%
Net investment income	3.07%	3.29%	3.24%	2.94%	3.49%

Supplemental data
Net assets, end of year (000’s)	$206,283	$217,985	$229,369	$335,092	$280,136
Portfolio turnover rate	7.23%	6.94%	6.86%	7.10%	6.13%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 111

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.15	$11.95	$12.96	$12.78	$11.73
Income from investment operations[b]:
Net investment income[c]	0.45	0.48	0.47	0.46	0.51
Net realized and unrealized gains (losses)	(0.20)	0.20	(1.02)	0.18	1.05
Total from investment operations	0.25	0.68	(0.55)	0.64	1.56
Less distributions from net investment income	(0.43)	(0.48)	(0.46)	(0.46)	(0.51)
Net asset value, end of year.	$11.97	$12.15	$11.95	$12.96	$12.78

Total return	2.12%	5.81%	(4.25)%	5.11%	13.59%

Ratios to average net assets
Expenses	0.54%	0.53%	0.52%	0.52%	0.53%
Net investment income	3.72%	3.94%	3.89%	3.59%	4.14%

Supplemental data
Net assets, end of year (000’s)	$89,119	$76,935	$63,211	$89,663	$63,403
Portfolio turnover rate	7.23%	6.94%	6.86%	7.10%	6.13%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

112 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin North Carolina Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 97.3%
North Carolina 92.7%
Asheville Water System Revenue, NATL Insured, Pre-Refunded, 5.00%, 8/01/32	$2,110,000	$2,242,107
Buncombe County COP, NATL Insured, Pre-Refunded, 5.00%, 4/01/22	1,000,000	1,003,630
Buncombe County Limited Obligation Revenue, Refunding, 5.00%, 6/01/34	3,000,000	3,552,960
Cape Fear Public Utility Authority Water and Sewer System Revenue,
5.00%, 8/01/35	21,000,000	22,911,630
5.00%, 8/01/36	8,000,000	9,350,160
Refunding, 5.00%, 6/01/40	2,250,000	2,613,870
Cary Combined Enterprise System Revenue,
Pre-Refunded, 5.00%, 12/01/33	5,405,000	5,822,915
Refunding, 5.00%, 12/01/42	10,000,000	11,435,600
Charlotte Airport Revenue,
Charlotte Douglas International Airport, Refunding, Series A, 5.50%, 7/01/34.	3,765,000	4,388,522
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32	20,680,000	21,784,932
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36	13,085,000	13,746,708
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/39	3,000,000	3,305,730
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/41	10,000,000	11,112,900
Charlotte COP,
Cultural Arts Facilities, Refunding, Series E, 5.00%, 6/01/39	6,000,000	6,654,420
Transit Projects, Phase II, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,709,125
Charlotte Storm Water Fee Revenue,
5.00%, 6/01/35	10,000,000	10,089,300
Refunding, 5.00%, 12/01/39	7,970,000	9,321,313
Charlotte Water and Sewer System Revenue,
5.00%, 7/01/38	6,775,000	7,357,582
Refunding, 5.00%, 7/01/26	8,000,000	10,173,200
Refunding, 5.00%, 7/01/40	10,000,000	11,885,000
Refunding, Series B, 5.00%, 7/01/38	10,000,000	11,461,100
The Charlotte-Mecklenburg Hospital Authority Health Care Revenue,
Carolinas HealthCare System, Refunding, Series A, 5.25%, 1/15/34	4,000,000	4,380,280
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/39	15,000,000	15,783,300
Carolinas HealthCare System, Series A, 5.125%, 1/15/37	4,000,000	4,517,360
Carolinas HealthCare System, Series A, 5.25%, 1/15/42	10,000,000	11,247,600
Carolinas HealthCare System, Series A, AGMC Insured, 5.00%, 1/15/23.	7,780,000	8,083,031
Chatham County COP, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/34.	5,000,000	5,056,850
Columbus County Industrial Facilities and PCFA Revenue, Recovery Zone Facility, International Paper Co.
Projects, Series A, 5.70%, 5/01/34	2,500,000	2,836,425
Dare County Utility System Revenue, 5.00%, 2/01/41	5,000,000	5,601,250
Durham County COP, Series A, 5.00%, 6/01/31.	4,000,000	4,501,280
Durham Utility System Revenue, Refunding, 5.00%, 6/01/41.	4,000,000	4,566,680
Greenville Utilities Commission Combined Enterprise System Revenue, Refunding, Series A, AGMC
Insured, 5.00%, 11/01/33	6,000,000	6,578,700
Harnett County COP,
Assured Guaranty, 5.00%, 6/01/28	1,000,000	1,117,490
Assured Guaranty, 5.00%, 6/01/29	500,000	558,070
High Point Combined Enterprise System Revenue, AGMC Insured, 5.00%, 11/01/33	5,000,000	5,526,650
Iredell County COP,
Iredell County Public Improvement Projects, AGMC Insured, 5.125%, 6/01/27	4,000,000	4,355,880
Iredell County Public Improvement Projects, AGMC Insured, 5.00%, 6/01/28	1,000,000	1,085,050
Johnston Memorial Hospital Authority Mortgage Revenue, Johnston Memorial Hospital Project, AGMC
Insured, Pre-Refunded, 5.25%, 10/01/36	6,855,000	7,506,225
Mecklenburg County COP, Series A, Pre-Refunded, 5.00%, 2/01/28	350,000	392,644

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
North Carolina (continued)
Mecklenburg County GO,
Series A, 5.00%, 4/01/28	$5,000,000	$6,220,700
Series A, 5.00%, 4/01/29	5,000,000	6,183,350
Monroe COP,
Assured Guaranty, 5.50%, 3/01/34	2,425,000	2,734,624
Assured Guaranty, 5.50%, 3/01/39	1,085,000	1,216,708
Nash Health Care System Health Care Facilities Revenue,
5.00%, 11/01/41	5,000,000	5,420,850
AGMC Insured, 5.00%, 11/01/30.	2,250,000	2,459,588
New Hanover County Hospital Revenue,
New Hanover Regional Medical Center Project, Refunding, Series B, AGMC Insured, 5.00%,
10/01/27	3,500,000	3,926,440
New Hanover Regional Medical Center Project, Refunding, Series B, AGMC Insured, 5.125%,
10/01/31	8,385,000	9,309,782
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue, Wake Forest University,
5.00%, 1/01/38	25,000,000	27,479,000
North Carolina Capital Facilities Finance Agency Revenue,
Davidson College, 5.00%, 3/01/40.	4,000,000	4,498,960
Davidson College, 5.00%, 3/01/45.	3,500,000	3,916,045
Duke University Project, Refunding, Series A, 5.00%, 10/01/44.	12,050,000	12,309,195
Duke University Project, Refunding, Series B, 5.00%, 10/01/38.	20,000,000	22,251,000
Duke University Project, Refunding, Series B, 5.00%, 10/01/41.	11,585,000	13,712,933
Duke University Project, Refunding, Series B, 4.75%, 7/01/42	10,000,000	10,186,700
Duke University Project, Series A, 5.00%, 10/01/39	2,615,000	2,674,334
Methodist University, 5.00%, 3/01/34	1,500,000	1,619,880
North Carolina Eastern Municipal Power Agency Power System Revenue,
Series A, ETM, 6.50%, 1/01/18	3,000,000	3,317,760
Series A, Pre-Refunded, 5.00%, 1/01/24	10,000,000	10,787,100
Series C, Pre-Refunded, 6.75%, 1/01/24	3,500,000	4,081,070
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
Refunding, Series A, 5.00%, 1/01/26	800,000	885,208
Refunding, Series A, 5.00%, 1/01/30	4,670,000	5,135,786
[a]Refunding, Series A, 5.00%, 1/01/30	2,070,000	2,512,442
Refunding, Series A, 5.00%, 1/01/32	4,200,000	5,004,804
Refunding, Series B, 5.00%, 1/01/21	5,000,000	5,708,650
Series A, Pre-Refunded, 5.00%, 1/01/26	1,700,000	1,899,223
North Carolina State Capital Improvement Limited Obligation Revenue,
Series A, Pre-Refunded, 5.00%, 5/01/28	5,000,000	5,465,950
Series C, 5.00%, 5/01/29	10,000,000	11,797,200
North Carolina State GO,
Public Improvement, Series A, 5.00%, 5/01/23	10,000,000	11,652,900
Public Improvement, Series A, 5.00%, 5/01/24	10,000,000	11,648,400
Public Improvement, Series A, 4.50%, 3/01/26	4,855,000	5,037,014
Refunding, Series A, 5.00%, 6/01/23	10,000,000	12,526,400
Refunding, Series B, 5.00%, 6/01/19	5,000,000	5,685,000
North Carolina State Infrastructure Financial Corp. COP, Capital Improvement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 5/01/22	6,595,000	6,937,346
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Appalachian Regional Healthcare System, Refunding, Series A, 6.50%, 7/01/31	5,000,000	5,749,200
Appalachian Regional Healthcare System, Refunding, Series A, 6.625%, 7/01/34.	6,000,000	6,910,080
Blue Ridge HealthCare System Project, Refunding, Series A, NATL Insured, 5.00%, 1/01/33	10,805,000	10,830,392
Duke University Health System, Series A, 5.00%, 6/01/42	10,000,000	11,270,300
Duke University Health System, Series A, 5.00%, 6/01/42	11,500,000	12,491,300

114 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
North Carolina (continued)
North Carolina State Medical Care Commission Health Care Facilities Revenue, (continued)
Duke University Health System, Series A, 5.00%, 6/01/42	$8,150,000	$9,024,250
Novant Health Obligated Group, NATL Insured, 5.00%, 11/01/39	9,680,000	9,870,793
Novant Health Obligated Group, Refunding, Series A, 5.00%, 11/01/46	20,000,000	21,879,800
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,640,900
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/19	305,000	306,092
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/29	1,220,000	1,223,745
University Health System, Series D, Pre-Refunded, 6.25%, 12/01/33.	10,000,000	11,500,000
Vidant Health, 5.00%, 6/01/40	5,000,000	5,655,200
Vidant Health, Refunding, Series A, 5.00%, 6/01/36	5,000,000	5,520,400
WakeMed Project, Refunding, Series A, 5.00%, 10/01/38.	5,000,000	5,508,100
North Carolina State Medical Care Commission Health System Revenue,
Mission Health Combined Group, Refunding, 5.00%, 10/01/36	10,000,000	11,654,000
Mission Health Combined Group, Refunding, AGMC Insured, 5.00%, 10/01/36.	5,000,000	5,262,950
North Carolina State Medical Care Commission Hospital Revenue,
Halifax Regional Medical Center Project, 5.00%, 8/15/24	1,800,000	1,800,342
North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34	10,000,000	11,017,400
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A, 5.25%,
2/01/40	6,000,000	6,675,420
North Carolina State Turnpike Authority Monroe Connector System State Appropriated Revenue, 5.00%,
7/01/41	5,000,000	5,649,050
North Carolina State University at Raleigh Revenue,
General, Refunding, Series A, 5.00%, 10/01/33	5,595,000	6,730,449
General, Refunding, Series A, 5.00%, 10/01/42	8,980,000	10,426,678
North Carolina Turnpike Authority Triangle Expressway System Revenue,
Series A, Assured Guaranty, 5.50%, 1/01/29	6,400,000	7,157,056
Series A, Assured Guaranty, 5.75%, 1/01/39	12,120,000	13,299,882
Northern Hospital District of Surry County Health Care Facilities Revenue,
6.00%, 10/01/28	1,000,000	1,077,170
6.25%, 10/01/38	2,000,000	2,145,000
Oak Island Enterprise System Revenue,
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/34.	1,540,000	1,796,487
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/36.	1,000,000	1,166,550
Series A, NATL Insured, 5.00%, 6/01/33	5,000,000	5,402,050
Onslow County Hospital Authority FHA Insured Mortgage Revenue,
Onslow Memorial Hospital Project, NATL Insured, 5.00%, 4/01/31	5,675,000	5,803,766
Onslow Memorial Hospital Project, NATL Insured, 5.00%, 10/01/34	6,000,000	6,127,680
Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A, NATL Insured,
5.00%, 6/01/33	7,500,000	8,094,375
Pitt County Revenue, Limited Obligation, Assured Guaranty, 5.00%, 4/01/34	1,000,000	1,142,190
Raleigh Combined Enterprise System Revenue,
5.00%, 3/01/40	11,915,000	13,777,672
Refunding, Series A, 5.00%, 3/01/43	10,000,000	11,368,300
Series A, Pre-Refunded, 5.00%, 3/01/36	6,000,000	6,000,000
[a] Raleigh GO, Refunding, Series A, 5.00%, 9/01/30	5,000,000	6,332,350
Raleigh-Durham Airport Authority Airport Revenue,
Refunding, Series A, 5.00%, 5/01/27	350,000	427,326
Refunding, Series A, 5.00%, 5/01/29	1,000,000	1,200,810
Refunding, Series A, 5.00%, 5/01/30	550,000	656,970
Refunding, Series A, 5.00%, 5/01/36	10,785,000	12,199,453
Rockingham County COP, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/32	9,380,000	10,222,699
Union County COP, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/30	5,000,000	5,056,850
Union County Enterprise System Revenue, 5.00%, 6/01/34	1,000,000	1,198,710

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
North Carolina (continued)
University of North Carolina at Chapel Hill Revenue,
Board of Governors of the University of North Carolina, General, Pre-Refunded, 5.00%, 12/01/31	$9,000,000	$9,695,880
General, Refunding, Series A, 5.00%, 12/01/34	2,880,000	2,887,027
University of North Carolina at Charlotte Revenue,
General, 5.00%, 4/01/43	5,000,000	5,697,150
General, 5.00%, 4/01/45	3,625,000	4,200,433
General, Series A, 5.00%, 4/01/37	12,995,000	14,590,006
General, Series A, 5.00%, 4/01/41	18,000,000	20,049,660
General, Series B, AGMC Insured, Pre-Refunded, 5.00%, 4/01/32	5,000,000	5,241,550
University of North Carolina at Greensboro Revenue,
General, 5.00%, 4/01/39	3,500,000	4,017,685
General, Series A, Assured Guaranty, 5.00%, 4/01/34	1,000,000	1,107,750
University of North Carolina at Wilmington COP,
Student Housing Project, Assured Guaranty, 5.00%, 6/01/32	5,000,000	5,389,300
Student Housing Project, NATL Insured, Pre-Refunded, 5.00%, 6/01/26	1,655,000	1,673,817
Student Housing Project, NATL Insured, Pre-Refunded, 5.00%, 6/01/27	1,740,000	1,759,784
Student Housing Project, NATL Insured, Pre-Refunded, 5.00%, 6/01/29	1,915,000	1,936,773
Student Housing Project, NATL Insured, Pre-Refunded, 5.00%, 6/01/37	11,350,000	11,479,049
University of North Carolina at Wilmington Revenue, Student Housing Projects, Refunding, 5.00%,
6/01/37	3,000,000	3,408,480
University of North Carolina System Pool Revenue,
Series A, Assured Guaranty, 5.00%, 10/01/33.	3,285,000	3,589,487
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/33	1,715,000	1,903,050
Series A, NATL Insured, 5.00%, 10/01/33	695,000	710,888
Series A, NATL Insured, Pre-Refunded, 5.00%, 10/01/33.	1,305,000	1,340,065
Wake County Revenue,
Limited Obligation, 5.00%, 1/01/33	10,820,000	12,353,519
Limited Obligation, 5.00%, 6/01/36	5,000,000	5,582,400
Limited Obligation, 5.00%, 1/01/37	12,000,000	13,556,520
Western Carolina University Research and Development Corp. COP, Western Carolina University Student
Housing Project, Assured Guaranty, 5.00%, 6/01/39.	5,000,000	5,353,700
Wilkes County COP,
NATL Insured, Pre-Refunded, 5.00%, 6/01/31	4,295,000	4,343,834
NATL Insured, Pre-Refunded, 5.00%, 6/01/36	6,085,000	6,154,186
Wilmington COP,
Series A, 5.00%, 6/01/33	6,000,000	6,501,900
Series A, 5.00%, 6/01/38	7,625,000	8,222,266
Wilmington Storm Water Fee Revenue,
AMBAC Insured, Pre-Refunded, 5.00%, 6/01/33	775,000	817,509
Refunding, AMBAC Insured, 5.00%, 6/01/33	225,000	236,273
Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33	3,000,000	3,222,390
Winston-Salem City Water and Sewer System Revenue,
5.00%, 6/01/39	5,000,000	5,607,850
Refunding, Series A, 5.00%, 6/01/32	7,590,000	7,972,156
Refunding, Series A, 5.00%, 6/01/33	2,350,000	2,787,100
		1,010,459,435

116 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories 4.6%
Puerto Rico 4.0%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.50%, 5/15/39	$5,000,000	$5,038,650
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.25%, 7/01/33	6,500,000	4,189,250
Series WW, 5.50%, 7/01/38	5,200,000	3,351,400
Series XX, 5.25%, 7/01/40	19,135,000	12,332,508
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 6.00%, 8/01/42	45,750,000	19,100,625
		44,012,433
U.S. Virgin Islands 0.6%
Virgin Islands PFAR, senior lien, Refunding, Series B, 5.00%, 10/01/25	5,500,000	6,017,055
Total U.S. Territories		50,029,488
Total Municipal Bonds (Cost $1,030,116,191) 97.3%.		1,060,488,923
Other Assets, less Liabilities 2.7%.		29,587,899
Net Assets 100.0%		$1,090,076,822

See Abbreviations on page 149.

aSecurity purchased on a when-issued basis. See Note 1(b).

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The accompanying notes are an integral part of these financial statements. | Annual Report 117

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Virginia Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.65	$11.42	$12.25	$12.10	$11.18
Income from investment operations[b]:
Net investment income[c]	0.42	0.44	0.43	0.43	0.48
Net realized and unrealized gains (losses)	(0.11)	0.23	(0.84)	0.16	0.93
Total from investment operations	0.31	0.67	(0.41)	0.59	1.41
Less distributions from net investment income	(0.42)	(0.44)	(0.42)	(0.44)	(0.49)
Net asset value, end of year.	$11.54	$11.65	$11.42	$12.25	$12.10

Total return[d]	2.72%	5.97%	(3.33)%	4.93%	12.84%

Ratios to average net assets
Expenses	0.65%	0.65%	0.64%	0.64%	0.64%
Net investment income	3.65%	3.82%	3.74%	3.55%	4.14%

Supplemental data
Net assets, end of year (000’s)	$540,857	$558,068	$562,671	$779,288	$705,786
Portfolio turnover rate	5.30%	8.16%	11.67%	10.96%	11.58%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

118 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.82	$11.58	$12.42	$12.26	$11.32
Income from investment operations[b]:
Net investment income[c]	0.36	0.38	0.37	0.37	0.42
Net realized and unrealized gains (losses)	(0.11)	0.24	(0.86)	0.16	0.94
Total from investment operations	0.25	0.62	(0.49)	0.53	1.36
Less distributions from net investment income	(0.35)	(0.38)	(0.35)	(0.37)	(0.42)
Net asset value, end of year.	$11.72	$11.82	$11.58	$12.42	$12.26

Total return[d]	2.20%	5.39%	(3.89)%	4.36%	12.25%

Ratios to average net assets
Expenses	1.20%	1.20%	1.19%	1.19%	1.19%
Net investment income	3.10%	3.27%	3.19%	3.00%	3.59%

Supplemental data
Net assets, end of year (000’s)	$110,753	$116,566	$118,953	$171,973	$143,242
Portfolio turnover rate	5.30%	8.16%	11.67%	10.96%	11.58%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 119

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.65	$11.42	$12.25	$12.10	$11.18
Income from investment operations[b]:
Net investment income[c]	0.43	0.46	0.45	0.45	0.49
Net realized and unrealized gains (losses)	(0.11)	0.22	(0.85)	0.15	0.93
Total from investment operations	0.32	0.68	(0.40)	0.60	1.42
Less distributions from net investment income	(0.43)	(0.45)	(0.43)	(0.45)	(0.50)
Net asset value, end of year.	$11.54	$11.65	$11.42	$12.25	$12.10

Total return	2.82%	6.07%	(3.24)%	5.03%	12.95%

Ratios to average net assets
Expenses	0.55%	0.55%	0.54%	0.54%	0.54%
Net investment income	3.75%	3.92%	3.84%	3.65%	4.24%

Supplemental data
Net assets, end of year (000’s)	$52,952	$46,724	$37,582	$41,592	$30,166
Portfolio turnover rate	5.30%	8.16%	11.67%	10.96%	11.58%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

120 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Virginia Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.5%
Virginia 86.7%
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	$1,245,000	$1,394,101
Capital Region Airport Commission Airport Revenue,
Series A, AGMC Insured, 5.00%, 7/01/31	2,000,000	2,177,300
Series A, AGMC Insured, 5.00%, 7/01/38	5,895,000	6,348,267
Charlotte County IDA Hospital Revenue, Halifax Regional Hospital Inc., 5.00%, 9/01/37	2,500,000	2,615,175
Chesterfield County EDA, PCR, Virginia Electric and Power Co. Project, Refunding, Series A, 5.00%,
5/01/23	5,000,000	5,605,800
Chesterfield County EDA Revenue,
Bon Secours Health System Inc., Series C-1, AGMC Insured, 5.00%, 11/01/42	2,250,000	2,417,940
Bon Secours Health System Inc., Series C-2, Assured Guaranty, 5.00%, 11/01/42	8,000,000	8,607,840
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, 5.00%,
4/01/36	10,000,000	11,383,600
Fairfax County IDAR,
Health Care, Inova Health System Project, Refunding, Series C, 5.00%, 5/15/25	3,500,000	3,938,585
Health Care, Inova Health System Project, Series A, 5.50%, 5/15/35	10,000,000	11,278,400
Health Care, Inova Health System Project, Series A, 5.00%, 5/15/44	2,500,000	2,845,375
Hampton Roads Sanitation District Wastewater Revenue,
Pre-Refunded, 5.00%, 4/01/33	3,670,000	3,995,749
Refunding, 5.00%, 4/01/33	6,330,000	6,837,033
Refunding, 5.00%, 4/01/38	16,000,000	17,202,720
[a]Refunding, Sub Series A, 5.00%, 8/01/43	6,700,000	7,854,008
Harrisonburg IDAR,
Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured, 5.00%, 8/15/42	8,095,000	8,233,344
Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured, 5.00%, 8/15/46	15,000,000	15,249,450
Henrico County EDA Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/30	7,000,000	7,920,570
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42	4,850,000	5,432,000
Lexington IDA Educational Facilities Revenue,
VMI Development Board Inc. Project, Series C, 5.00%, 12/01/36	5,000,000	5,572,250
Washington and Lee University, 5.00%, 1/01/43	10,000,000	11,157,900
Loudoun County Sanitation Authority Water and Sewer Revenue, Refunding, 5.00%, 1/01/29	4,770,000	5,874,875
Manassas Park GO, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/29	5,545,000	5,812,879
Montgomery County IDA Public Facilities Lease Revenue, Public Projects, Pre-Refunded, 5.00%, 2/01/29	6,500,000	7,040,020
Norfolk GO,
Capital Improvement, Refunding, Series A, 5.00%, 8/01/32	5,845,000	6,888,449
Capital Improvement, Refunding, Series C, 5.00%, 10/01/42	7,825,000	8,772,138
Northern Virginia Transportation Authority Transportation Special Tax Revenue,
5.00%, 6/01/31	4,565,000	5,478,091
5.00%, 6/01/32	2,795,000	3,333,233
5.00%, 6/01/33	3,000,000	3,565,380
Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, Pre-Refunded, 5.25%, 3/01/39	6,435,000	7,023,288
Pittsylvania County School GO, Series B, Pre-Refunded, 5.75%, 2/01/30	5,800,000	6,640,710
Portsmouth GO, Public Utility, Refunding, Series A, 5.00%, 7/15/41	10,000,000	11,305,600
Prince William County IDA Health Care Facilities Revenue, Novant Health Obligation Group, Prince William
Hospital, Refunding, Series B, 5.00%, 11/01/46	10,000,000	10,939,900
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life Sciences
Lab LLC Project, Series AA, 5.125%, 9/01/41	3,200,000	3,526,752
Richmond Public Utility Revenue,
Refunding, Series A, 5.00%, 1/15/35	11,495,000	12,708,412
Refunding, Series A, 5.00%, 1/15/43	10,000,000	11,452,700
Riverside Regional Jail Authority Jail Facility Revenue,
NATL Insured, Pre-Refunded, 5.00%, 7/01/28.	7,000,000	7,413,420
NATL Insured, Pre-Refunded, 5.00%, 7/01/32.	22,000,000	23,299,320
Refunding, 5.00%, 7/01/31	6,215,000	7,448,926

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Virginia (continued)
Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, Pre-Refunded, 5.125%,
10/15/37	$10,000,000	$11,145,300
Roanoke EDA Hospital Revenue, Carilion Clinic Obligated Group, Refunding, 5.00%, 7/01/33.	10,615,000	11,933,383
Roanoke IDA Hospital Revenue,
Carilion Health System Obligated Group, Series B, AGMC Insured, 5.00%, 7/01/38	3,950,000	4,321,972
Carilion Health System Obligated Group, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	50,000	58,635
Smyth County GO, Public Improvement, Series A, 5.00%, 11/01/31	4,145,000	4,838,749
Stafford County and Staunton IDAR,
Virginia Municipal League Assn. of Counties Finance Program, Series A, NATL Insured, Pre-Refunded,
5.25%, 8/01/31	5,000,000	5,100,751
Virginia Municipal League Assn. of Counties Finance Program, Series E, XLCA Insured, 5.00%,
8/01/37	3,985,000	4,107,977
Stafford County EDA Hospital Facilities Revenue, Medicorp Health System Obligated Group, 5.25%, 6/15/37.	5,000,000	5,045,750
Suffolk GO,
Refunding, 5.00%, 2/01/41	10,000,000	11,212,300
Refunding, 5.00%, 6/01/42	10,000,000	11,247,500
University of Virginia Revenue,
General, Refunding, 5.00%, 6/01/40	17,750,000	19,267,802
General, Refunding, Series A, 5.00%, 6/01/43	15,000,000	17,416,350
Upper Occoquan Sewage Authority Regional Sewerage Revenue, Refunding, 5.00%, 7/01/28	10,000,000	12,560,400
Virginia Beach Development Authority Public Facility Revenue, Series A, Pre-Refunded, 5.00%, 7/15/27	5,635,000	5,977,495
Virginia College Building Authority Educational Facilities Revenue,
Liberty University Projects, 5.25%, 3/01/29	2,860,000	3,336,018
Liberty University Projects, 5.00%, 3/01/41	26,855,000	30,031,678
Public Higher Education Financing Program, Series A, Pre-Refunded, 5.00%, 9/01/33	4,010,000	4,431,451
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/40	5,000,000	5,782,900
Virginia Port Authority Port Facilities Revenue, Refunding, 5.00%, 7/01/40	6,000,000	6,617,340
Virginia State HDA Commonwealth Mortgage Revenue, Series C, Sub Series C-5, 4.80%, 7/01/38	8,500,000	9,148,975
Virginia State HDA Revenue,
Rental Housing, Series B, 5.625%, 6/01/39	7,240,000	7,863,943
Rental Housing, Series B, 5.00%, 6/01/45	3,050,000	3,188,379
Rental Housing, Series E, 5.00%, 10/01/44	6,540,000	6,786,950
Rental Housing, Series F, 5.05%, 12/01/44	12,125,000	12,552,891
Rental Housing, Series F, 5.00%, 4/01/45	2,125,000	2,217,438
Virginia State Public School Authority Revenue, School Financing, 1997 Resolution, Refunding, Series B,
5.00%, 8/01/24	10,000,000	12,567,100
Virginia State Public School Authority School Financing Revenue, 1997 Resolution, Refunding, Series A,
5.00%, 8/01/26	6,000,000	7,589,940
Virginia State Public School Authority Special Obligation Fluvanna County Revenue, School Financing,
Pre-Refunded, 6.00%, 12/01/32	5,000,000	5,716,100
Virginia State Resources Authority Infrastructure and State Moral Obligation Revenue, Virginia Pooled
Financing Program, Series B, 5.00%, 11/01/41	9,410,000	10,891,793
Virginia State Resources Authority Infrastructure Revenue,
2014, Senior Series A, Pre-Refunded, 5.00%, 11/01/31	3,200,000	3,295,104
2014, Senior Series A, Pre-Refunded, 5.00%, 11/01/36	895,000	921,599
Senior Series A, Pre-Refunded, 5.00%, 11/01/31	1,800,000	1,853,496
Senior Series A, Pre-Refunded, 5.00%, 11/01/36	4,020,000	4,139,474
Virginia Pooled Financing Program, Pre-Refunded, 5.00%, 11/01/38	1,465,000	1,628,318
Virginia Pooled Financing Program, Refunding, 5.00%, 11/01/45	5,255,000	6,183,664
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38.	135,000	148,095
Virginia Pooled Financing Program, Senior Series B, Pre-Refunded, 5.00%, 11/01/32	2,360,000	2,526,050
Virginia Pooled Financing Program, Senior Series B, Pre-Refunded, 5.00%, 11/01/32	145,000	155,704
Virginia Pooled Financing Program, Series A, 5.00%, 11/01/38	5,165,000	6,159,417

122 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Virginia (continued)
Virginia State Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare,
Refunding, 5.00%, 11/01/40	$23,000,000	$25,229,620
Winchester EDA Hospital Revenue, Valley Health System Obligation, Refunding, 5.00%, 1/01/44	5,000,000	5,610,050
Winchester IDA Hospital Revenue, Valley Health System Obligated Group, Series E, Pre-Refunded, 5.625%,
1/01/44	3,350,000	3,806,069
		611,205,420
District of Columbia 8.7%
Metropolitan Washington D.C. Airports Authority Airport System Revenue,
Refunding, Series A, 5.00%, 10/01/35	12,000,000	13,674,360
Refunding, Series A, AGMC Insured, 5.00%, 10/01/32	10,000,000	10,248,000
Refunding, Series B, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,405,930
Refunding, Series C, 5.125%, 10/01/34	6,450,000	7,076,811
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue,
first senior lien, Series A, 5.00%, 10/01/39	10,000,000	11,103,900
first senior lien, Series A, 5.25%, 10/01/44	12,000,000	13,397,160
Washington State Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%, 7/01/32	2,000,000	2,228,220
		61,134,381

U.S. Territories 3.1%
Puerto Rico 3.1%
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	5,200,000	3,351,400
Series XX, 5.25%, 7/01/40	8,400,000	5,413,800
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.375%, 8/01/39	1,000,000	411,250
first subordinate, Series A, 6.00%, 8/01/42	20,000,000	8,350,000
first subordinate, Series C, 5.50%, 8/01/40	10,000,000	4,125,000
		21,651,450
Total Municipal Bonds (Cost $668,433,091) 98.5%		693,991,251
Other Assets, less Liabilities 1.5%		10,570,268
Net Assets 100.0%		$704,561,519

See Abbreviations on page 149.

aSecurity purchased on a when-issued basis. See Note 1(b).

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FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
February 29, 2016

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$263,808,975	$708,693,340	$520,368,029
Value	$271,839,291	$755,466,096	$548,668,445
Cash	17,522,603	13,815,265	1,491,284
Receivables:
Capital shares sold	160,427	826,850	715,349
Interest	3,578,799	10,717,098	5,716,360
Other assets	203	560	395
Total assets	293,101,323	780,825,869	556,591,833
Liabilities:
Payables:
Investment securities purchased	10,082,160	—	—
Capital shares redeemed	377,999	1,420,744	718,314
Management fees	126,524	312,378	228,663
Distribution fees	45,819	100,004	98,500
Transfer agent fees	15,560	41,562	35,508
Professional fees	35,425	34,564	36,113
Distributions to shareholders	119,393	513,724	232,533
Accrued expenses and other liabilities	11,579	27,953	22,064
Total liabilities	10,814,459	2,450,929	1,371,695
Net assets, at value	$282,286,864	$778,374,940	$555,220,138
Net assets consist of:
Paid-in capital	$278,556,607	$771,340,338	$537,634,913
Undistributed net investment income	349,056	2,196,264	892,263
Net unrealized appreciation (depreciation)	8,030,316	46,772,756	28,300,416
Accumulated net realized gain (loss)	(4,649,115)	(41,934,418)	(11,607,454)
Net assets, at value	$282,286,864	$778,374,940	$555,220,138
Class A:
Net assets, at value	$228,212,014	$689,641,432	$429,103,144
Shares outstanding	20,111,448	61,627,540	34,823,181
Net asset value per share[a]	$11.35	$11.19	$12.32
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.85	$11.69	$12.87
Class C:
Net assets, at value	$54,074,850	$88,733,508	$126,116,994
Shares outstanding	4,708,059	7,776,782	10,095,739
Net asset value and maximum offering price per share[a]	$11.49	$11.41	$12.49

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

124 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 29, 2016

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$161,192,946	$368,634,107	$499,581,439
Value	$170,399,751	$390,730,860	$509,637,038
Cash	1,012,815	8,511,607	11,572,983
Receivables:
Capital shares sold	134,740	927,606	748,023
Interest	2,039,167	4,904,827	5,592,230
Other assets	125	287	369
Total assets	173,586,598	405,075,187	527,550,643
Liabilities:
Payables:
Investment securities purchased	—	—	10,625,379
Capital shares redeemed	303,690	596,992	1,010,438
Management fees	82,424	172,007	213,636
Distribution fees	13,724	61,609	89,397
Transfer agent fees	11,583	31,053	35,824
Professional fees	34,032	35,091	36,413
Distributions to shareholders	38,999	56,767	226,957
Accrued expenses and other liabilities	9,573	17,216	20,776
Total liabilities	494,025	970,735	12,258,820
Net assets, at value	$173,092,573	$404,104,452	$515,291,823
Net assets consist of:
Paid-in capital	$170,481,411	$399,726,532	$522,297,996
Undistributed net investment income	207,113	842,587	1,591,346
Net unrealized appreciation (depreciation)	9,206,805	22,096,753	10,055,599
Accumulated net realized gain (loss)	(6,802,756)	(18,561,420)	(18,653,118)
Net assets, at value	$173,092,573	$404,104,452	$515,291,823
Class A:
Net assets, at value	$173,092,573	$335,785,250	$369,661,139
Shares outstanding	15,300,623	29,194,219	32,580,436
Net asset value per share[a]	$11.31	$11.50	$11.35
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.81	$12.01	$11.85
Class C:
Net assets, at value		$68,319,202	$117,166,650
Shares outstanding		5,853,404	10,139,698
Net asset value and maximum offering price per share[a]		$11.67	$11.56
Advisor Class:
Net assets, at value			$28,464,034
Shares outstanding			2,507,016
Net asset value and maximum offering price per share			$11.35

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 29, 2016

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$1,030,601,975	$1,030,116,191	$668,433,091
Value	$1,067,283,966	$1,060,488,923	$693,991,251
Cash	33,592,124	27,738,540	11,810,957
Receivables:
Capital shares sold	1,105,022	645,592	155,470
Interest	13,049,932	13,130,648	8,317,590
Other assets	785	785	504
Total assets	1,115,031,829	1,102,004,488	714,275,772
Liabilities:
Payables:
Investment securities purchased	18,371,670	8,915,888	7,873,505
Capital shares redeemed	1,428,134	1,893,602	1,123,831
Management fees.	430,365	429,186	284,552
Distribution fees	155,428	169,131	99,748
Transfer agent fees	67,609	67,210	42,817
Professional fees	39,395	40,467	37,200
Distributions to shareholders	317,433	373,634	226,447
Accrued expenses and other liabilities	38,936	38,548	26,153
Total liabilities	20,848,970	11,927,666	9,714,253
Net assets, at value	$1,094,182,859	$1,090,076,822	$704,561,519
Net assets consist of:
Paid-in capital	$1,093,073,059	$1,106,476,028	$706,933,665
Undistributed net investment income	3,055,869	3,524,814	1,427,091
Net unrealized appreciation (depreciation)	36,681,991	30,372,732	25,558,160
Accumulated net realized gain (loss)	(38,628,060)	(50,296,752)	(29,357,397)
Net assets, at value	$1,094,182,859	$1,090,076,822	$704,561,519
Class A:
Net assets, at value	$880,847,948	$794,675,064	$540,856,723
Shares outstanding	73,076,390	66,372,009	46,877,110
Net asset value per share[a]	$12.05	$11.97	$11.54
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.58	$12.50	$12.05
Class C:
Net assets, at value	$167,284,392	$206,282,526	$110,752,661
Shares outstanding	13,750,182	16,974,377	9,453,671
Net asset value and maximum offering price per share[a]	$12.17	$12.15	$11.72
Advisor Class:
Net assets, at value	$46,050,519	$89,119,232	$52,952,135
Shares outstanding	3,818,844	7,443,708	4,587,290
Net asset value and maximum offering price per share	$12.06	$11.97	$11.54

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

126 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended February 29, 2016

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$12,314,705	$36,657,014	$23,114,895
Expenses:
Management fees (Note 3a)	1,498,425	3,781,486	2,655,191
Distribution fees: (Note 3c)
Class A.	223,984	699,820	411,975
Class C	350,489	572,561	798,591
Transfer agent fees: (Note 3e)
Class A.	84,326	248,989	182,068
Class C	20,313	31,328	53,865
Custodian fees	2,444	6,857	4,747
Reports to shareholders	16,704	35,846	29,061
Registration and filing fees	9,641	18,402	10,447
Professional fees.	44,290	96,308	57,953
Trustees’ fees and expenses.	1,452	4,158	2,781
Other	19,963	48,073	37,492
Total expenses	2,272,031	5,543,828	4,244,171
Net investment income	10,042,674	31,113,186	18,870,724
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	270,524	(7,459,093)	337,719
Net change in unrealized appreciation (depreciation) on investments	(5,315,636)	(6,351,740)	(6,249,241)
Net realized and unrealized gain (loss)	(5,045,112)	(13,810,833)	(5,911,522)
Net increase (decrease) in net assets resulting from operations	$4,997,562	$17,302,353	$12,959,202

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended February 29, 2016

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest.	$7,422,086	$17,607,915	$22,719,756
Expenses:
Management fees (Note 3a)	974,313	2,027,049	2,586,904
Distribution fees: (Note 3c)
Class A.	170,101	328,008	375,880
Class C	—	440,343	771,947
Transfer agent fees: (Note 3e)
Class A.	75,391	143,964	165,142
Class C	—	29,747	52,175
Advisor Class	—	—	11,956
Custodian fees	1,477	3,477	4,613
Reports to shareholders	13,754	24,208	29,059
Registration and filing fees	3,758	8,921	14,617
Professional fees	37,729	56,744	72,553
Trustees’ fees and expenses	885	2,068	2,763
Other	20,264	27,605	32,229
Total expenses	1,297,672	3,092,134	4,119,838
Net investment income	6,124,414	14,515,781	18,599,918
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(1,071,309)	(113,850)	(371,493)
Net change in unrealized appreciation (depreciation) on investments	(1,913,799)	(3,926,278)	(9,749,369)
Net realized and unrealized gain (loss)	(2,985,108)	(4,040,128)	(10,120,862)
Net increase (decrease) in net assets resulting from operations	$3,139,306	$10,475,653	$8,479,056

128 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended February 29, 2016

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$47,007,261	$46,935,983	$30,360,197
Expenses:
Management fees (Note 3a)	5,100,851	5,199,905	3,419,974
Distribution fees: (Note 3c)
Class A	876,366	815,092	544,874
Class C	1,067,341	1,359,856	732,117
Transfer agent fees: (Note 3e)
Class A	385,259	335,544	227,659
Class C	72,151	86,092	47,072
Advisor Class	17,308	33,045	20,689
Custodian fees	9,471	9,658	6,235
Reports to shareholders.	59,827	56,685	36,438
Registration and filing fees	15,596	15,179	15,475
Professional fees	143,093	135,310	84,525
Trustees’ fees and expenses.	5,656	5,818	3,715
Other	52,076	55,155	33,822
Total expenses	7,804,995	8,107,339	5,172,595
Net investment income	39,202,266	38,828,644	25,187,602
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(3,546,348)	(4,651,622)	(1,702,572)
Net change in unrealized appreciation (depreciation) on investments	(12,626,848)	(13,684,625)	(5,630,104)
Net realized and unrealized gain (loss)	(16,173,196)	(18,336,247)	(7,332,676)
Net increase (decrease) in net assets resulting from operations	$23,029,070	$20,492,397	$17,854,926

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2016 [a]	2015	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$10,042,674	$10,185,328	$31,113,186	$34,111,154
Net realized gain (loss)	270,524	(1,920,608)	(7,459,093)	(14,518,564)
Net change in unrealized appreciation (depreciation)	(5,315,636)	10,856,810	(6,351,740)	39,297,790
Net increase (decrease) in net assets resulting from
operations	4,997,562	19,121,530	17,302,353	58,890,380
Distributions to shareholders from:
Net investment income:
Class A	(8,308,773)	(8,526,260)	(27,801,975)	(31,719,338)
Class C.	(1,680,534)	(1,680,006)	(2,954,191)	(3,298,965)
Total distributions to shareholders	(9,989,307)	(10,206,266)	(30,756,166)	(35,018,303)
Capital share transactions: (Note 2)
Class A	7,671,573	(1,451,211)	(23,512,619)	(33,916,482)
Class C.	1,597,148	1,779,769	354,834	(2,782,697)
Total capital share transactions	9,268,721	328,558	(23,157,785)	(36,699,179)
Net increase (decrease) in net assets	4,276,976	9,243,822	(36,611,598)	(12,827,102)
Net assets:
Beginning of year	278,009,888	268,766,066	814,986,538	827,813,640
End of year	$282,286,864	$278,009,888	$778,374,940	$814,986,538
Undistributed net investment income included in net assets:
End of year	$349,056	$333,931	$2,196,264	$1,881,020

aFor the year ended February 29.

130 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2016 [a]	2015	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$18,870,724	$18,521,540	$6,124,414	$6,296,784
Net realized gain (loss)	337,719	(3,404,431)	(1,071,309)	(2,376,253)
Net change in unrealized appreciation (depreciation)	(6,249,241)	21,692,144	(1,913,799)	8,098,522
Net increase (decrease) in net assets resulting from
operations	12,959,202	36,809,253	3,139,306	12,019,053
Distributions to shareholders from:
Net investment income:
Class A	(15,075,745)	(14,737,038)	(6,184,261)	(6,302,653)
Class C.	(3,763,625)	(3,639,932)	—	—
Total distributions to shareholders	(18,839,370)	(18,376,970)	(6,184,261)	(6,302,653)
Capital share transactions: (Note 2)
Class A	23,055,908	4,551,323	7,859,148	(3,327,261)
Class C.	4,176,589	6,514,515	—	—
Total capital share transactions	27,232,497	11,065,838	7,859,148	(3,327,261)
Net increase (decrease) in net assets	21,352,329	29,498,121	4,814,193	2,389,139
Net assets:
Beginning of year	533,867,809	504,369,688	168,278,380	165,889,241
End of year	$555,220,138	$533,867,809	$173,092,573	$168,278,380
Undistributed net investment income included in net assets:
End of year	$892,263	$860,909	$207,113	$266,877

aFor the year ended February 29.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2016 [a]	2015	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$14,515,781	$14,971,656	$18,599,918	$19,422,506
Net realized gain (loss)	(113,850)	(4,661,756)	(371,493)	(3,279,790)
Net change in unrealized appreciation (depreciation)	(3,926,278)	16,957,289	(9,749,369)	20,540,753
Net increase (decrease) in net assets resulting from
operations	10,475,653	27,267,189	8,479,056	36,683,469
Distributions to shareholders from:
Net investment income:
Class A	(12,386,023)	(12,791,436)	(13,569,122)	(14,607,161)
Class C.	(2,155,696)	(2,242,921)	(3,562,299)	(3,896,761)
Advisor Class	—	—	(1,011,319)	(902,174)
Total distributions to shareholders	(14,541,719)	(15,034,357)	(18,142,740)	(19,406,096)
Capital share transactions: (Note 2)
Class A	8,443,338	(1,117,512)	(16,351,897)	(26,527,601)
Class C.	712,997	(111,370)	(6,003,131)	(9,290,619)
Advisor Class	—	—	1,829,217	6,426,436
Total capital share transactions	9,156,335	(1,228,882)	(20,525,811)	(29,391,784)
Net increase (decrease) in net assets	5,090,269	11,003,950	(30,189,495)	(12,114,411)
Net assets:
Beginning of year	399,014,183	388,010,233	545,481,318	557,595,279
End of year	$404,104,452	$399,014,183	$515,291,823	$545,481,318
Undistributed net investment income included in net assets:
End of year	$842,587	$877,211	$1,591,346	$1,134,168

aFor the year ended February 29.

132 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2016 [a]	2015	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$39,202,266	$41,255,236	$38,828,644	$42,244,114
Net realized gain (loss)	(3,546,348)	(14,785,773)	(4,651,622)	(16,777,437)
Net change in unrealized appreciation (depreciation)	(12,626,848)	45,159,434	(13,684,625)	36,486,863
Net increase (decrease) in net assets resulting
from operations	23,029,070	71,628,897	20,492,397	61,953,540
Distributions to shareholders from:
Net investment income:
Class A	(31,160,617)	(34,110,046)	(28,390,715)	(32,866,256)
Class C	(4,880,725)	(5,374,381)	(6,050,915)	(7,258,125)
Advisor Class	(1,444,192)	(1,666,384)	(2,883,340)	(2,727,567)
Total distributions to shareholders	(37,485,534)	(41,150,811)	(37,324,970)	(42,851,948)
Capital share transactions: (Note 2)
Class A	2,458,679	(24,161,035)	(34,474,895)	(23,999,054)
Class C	3,150,107	(4,579,307)	(8,545,506)	(15,206,880)
Advisor Class	8,894,074	(6,369,090)	13,272,666	12,676,625
Total capital share transactions	14,502,860	(35,109,432)	(29,747,735)	(26,529,309)
Net increase (decrease) in net assets	46,396	(4,631,346)	(46,580,308)	(7,427,717)
Net assets:
Beginning of year	1,094,136,463	1,098,767,809	1,136,657,130	1,144,084,847
End of year	$1,094,182,859	$1,094,136,463	$1,090,076,822	$1,136,657,130
Undistributed net investment income included in net assets:
End of year	$3,055,869	$1,350,906	$3,524,814	$2,021,108

aFor the year ended February 29.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Virginia
	Tax-Free Income Fund
	Year Ended February 28,
	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$25,187,602	$26,775,787
Net realized gain (loss)	(1,702,572)	(5,961,144)
Net change in unrealized appreciation (depreciation)	(5,630,104)	20,365,068
Net increase (decrease) in net assets resulting from operations	17,854,926	41,179,711
Distributions to shareholders from:
Net investment income:
Class A	(19,771,249)	(21,253,195)
Class C	(3,407,224)	(3,725,588)
Advisor Class	(1,845,397)	(1,703,846)
Total distributions to shareholders.	(25,023,870)	(26,682,629)
Capital share transactions: (Note 2)
Class A	(11,619,247)	(15,847,694)
Class C	(4,697,247)	(4,791,805)
Advisor Class	6,689,101	8,294,299
Total capital share transactions	(9,627,393)	(12,345,200)
Net increase (decrease) in net assets	(16,796,337)	2,151,882
Net assets:
Beginning of year	721,357,856	719,205,974
End of year	$704,561,519	$721,357,856
Undistributed net investment income included in net assets:
End of year	$1,427,091	$1,271,361

aFor the year ended February 29.

134 Annual Report | The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-four separate funds, nine of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A
Franklin Kentucky Tax-Free Income Fund
Class A & Class C
Franklin Alabama Tax-Free Income Fund
Franklin Florida Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund
Class A, Class C & Advisor Class
Franklin Maryland Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers

136 Annual Report

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NOTES TO FINANCIAL STATEMENTS

that contain general indemnification clauses. The Trust’s
maximum exposure under these arrangements is unknown as
this would involve future claims that may be made against the
Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 29, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 29, 2016
Shares sold	2,246,975	$25,534,442	5,619,174	$62,724,956
Shares issued in reinvestment of distributions	618,447	7,010,658	1,893,590	21,110,674
Shares redeemed	(2,190,842)	(24,873,527)	(9,632,370)	(107,348,249)
Net increase (decrease)	674,580	$7,671,573	(2,119,606)	$(23,512,619)
Year ended February 28, 2015
Shares sold	1,555,386	$17,828,561	4,897,989	$55,105,952
Shares issued in reinvestment of distributions	624,062	7,153,305	2,086,263	23,448,391
Shares redeemed	(2,313,836)	(26,433,077)	(10,031,247)	(112,470,825)
Net increase (decrease)	(134,388)	$(1,451,211)	(3,046,995)	$(33,916,482)
Class C Shares:
Year ended February 29, 2016
Shares sold	665,713	$7,647,451	1,221,875	$13,908,069
Shares issued in reinvestment of distributions	116,424	1,335,739	217,043	2,466,334
Shares redeemed	(643,671)	(7,386,042)	(1,410,207)	(16,019,569)
Net increase (decrease)	138,466	$1,597,148	28,711	$354,834
Year ended February 28, 2015
Shares sold	645,288	$7,468,024	847,630	$9,712,286
Shares issued in reinvestment of distributions	111,332	1,290,911	237,122	2,714,025
Shares redeemed	(603,238)	(6,979,166)	(1,333,540)	(15,209,008)
Net increase (decrease)	153,382	$1,779,769	(248,788)	$(2,782,697)

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 29, 2016
Shares sold	5,242,679	$64,429,223	1,866,814	$21,141,143
Shares issued in reinvestment of distributions	1,043,474	12,812,959	499,719	5,652,590
Shares redeemed	(4,410,770)	(54,186,274)	(1,675,186)	(18,934,585)
Net increase (decrease)	1,875,383	$23,055,908	691,347	$7,859,148
Year ended February 28, 2015
Shares sold	4,004,416	$49,446,589	1,347,722	$15,403,270
Shares issued in reinvestment of distributions	1,008,052	12,419,439	498,909	5,689,694
Shares redeemed	(4,667,922)	(57,314,705)	(2,149,653)	(24,420,225)
Net increase (decrease)	344,546	$4,551,323	(303,022)	$(3,327,261)
Class C Shares:
Year ended February 29, 2016
Shares sold	1,298,397	$16,170,412
Shares issued in reinvestment of distributions	253,020	3,148,772
Shares redeemed	(1,216,899)	(15,142,595)
Net increase (decrease)	334,518	$4,176,589
Year ended February 28, 2015
Shares sold	1,434,622	$17,927,128
Shares issued in reinvestment of distributions	243,128	3,034,779
Shares redeemed	(1,161,285)	(14,447,392)
Net increase (decrease)	516,465	$6,514,515

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 29, 2016
Shares sold	3,697,013	$42,399,437	2,616,125	$29,611,014
Shares issued in reinvestment of distributions	1,021,273	11,694,549	1,003,607	11,342,772
Shares redeemed	(3,990,006)	(45,650,648)	(5,073,512)	(57,305,683)
Net increase (decrease)	728,280	$8,443,338	(1,453,780)	$(16,351,897)
Year ended February 28, 2015
Shares sold	3,305,372	$38,027,138	2,639,073	$30,148,183
Shares issued in reinvestment of distributions	1,035,233	11,900,412	1,050,737	12,022,849
Shares redeemed	(4,457,717)	(51,045,062)	(6,012,239)	(68,698,633)
Net increase (decrease)	(117,112)	$(1,117,512)	(2,322,429)	$(26,527,601)

138 Annual Report

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NOTES TO FINANCIAL STATEMENTS

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended February 29, 2016
Shares sold	699,671	$8,139,409	801,636	$9,242,470
Shares issued in reinvestment of distributions	174,146	2,022,869	264,356	3,041,871
Shares redeemed	(813,390)	(9,449,281)	(1,589,196)	(18,287,472)
Net increase (decrease)	60,427	$712,997	(523,204)	$(6,003,131)
Year ended February 28, 2015
Shares sold	668,780	$7,809,480	915,339	$10,646,198
Shares issued in reinvestment of distributions	180,088	2,099,281	282,935	3,293,638
Shares redeemed	(862,529)	(10,020,131)	(1,998,388)	(23,230,455)
Net increase (decrease)	(13,661)	$(111,370)	(800,114)	$(9,290,619)
Advisor Class Shares:
Year ended February 29, 2016
Shares sold			875,009	$9,909,666
Shares issued in reinvestment of distributions			52,368	592,194
Shares redeemed			(768,304)	(8,672,643)
Net increase (decrease)			159,073	$1,829,217
Year ended February 28, 2015
Shares sold			995,802	$11,358,267
Shares issued in reinvestment of distributions			42,543	487,908
Shares redeemed			(474,464)	(5,419,739)
Net increase (decrease)			563,881	$6,426,436

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 29, 2016
Shares sold	7,995,170	$96,215,768	6,473,500	$77,479,020
Shares issued in reinvestment of distributions	2,338,024	28,089,644	2,040,494	24,388,022
Shares redeemed	(10,139,141)	(121,846,733)	(11,412,426)	(136,341,937)
Net increase (decrease)	194,053	$2,458,679	(2,898,432)	$(34,474,895)
Year ended February 28, 2015
Shares sold	6,679,086	$80,600,045	7,124,347	$86,232,285
Shares issued in reinvestment of distributions	2,510,483	30,299,534	2,299,010	27,826,838
Shares redeemed	(11,218,950)	(135,060,614)	(11,418,432)	(138,058,177)
Net increase (decrease)	(2,029,381)	$(24,161,035)	(1,995,075)	$(23,999,054)

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended February 29, 2016
Shares sold	1,753,836	$21,289,931	1,779,331	$21,608,795
Shares issued in reinvestment of distributions	364,958	4,425,437	422,464	5,124,293
Shares redeemed	(1,860,997)	(22,565,261)	(2,908,526)	(35,278,594)
Net increase (decrease)	257,797	$3,150,107	(706,731)	$(8,545,506)
Year ended February 28, 2015
Shares sold	1,632,857	$19,889,848	2,015,869	$24,780,166
Shares issued in reinvestment of distributions	392,394	4,777,921	496,658	6,095,475
Shares redeemed	(2,409,202)	(29,247,076)	(3,761,910)	(46,082,521)
Net increase (decrease)	(383,951)	$(4,579,307)	(1,249,383)	$(15,206,880)
Advisor Class Shares:
Year ended February 29, 2016
Shares sold	1,244,191	$14,964,038	2,958,491	$35,319,624
Shares issued in reinvestment of distributions	73,062	878,212	209,343	2,501,463
Shares redeemed	(577,768)	(6,948,176)	(2,055,860)	(24,548,421)
Net increase (decrease)	739,485	$8,894,074	1,111,974	$13,272,666
Year ended February 28, 2015
Shares sold	814,263	$9,831,556	2,224,762	$27,000,945
Shares issued in reinvestment of distributions	67,281	812,420	183,955	2,227,504
Shares redeemed	(1,407,964)	(17,013,066)	(1,367,733)	(16,551,824)
Net increase (decrease)	(526,420)	$(6,369,090)	1,040,984	$12,676,625

	Franklin Virginia
	Tax-Free Income Fund
	Shares	Amount
Class A Shares:
Year ended February 29, 2016
Shares sold	4,900,534	$56,343,350
Shares issued in reinvestment of distributions	1,495,132	17,161,653
Shares redeemed	(7,423,586)	(85,124,250)
Net increase (decrease)	(1,027,920)	$(11,619,247)
Year ended February 28, 2015
Shares sold	4,160,162	$48,394,291
Shares issued in reinvestment of distributions	1,548,857	17,997,897
Shares redeemed	(7,094,142)	(82,239,882)
Net increase (decrease)	(1,385,123)	$(15,847,694)

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	Franklin Virginia
	Tax-Free Income Fund
	Shares	Amount
Class C Shares:
Year ended February 29, 2016
Shares sold	907,210	$10,593,604
Shares issued in reinvestment of distributions	259,903	3,028,500
Shares redeemed	(1,573,289)	(18,319,351)
Net increase (decrease)	(406,176)	$(4,697,247)
Year ended February 28, 2015
Shares sold	1,072,821	$12,641,284
Shares issued in reinvestment of distributions	276,486	3,259,630
Shares redeemed	(1,763,118)	(20,692,719)
Net increase (decrease)	(413,811)	$(4,791,805)
Advisor Class Shares:
Year ended February 29, 2016
Shares sold	1,369,419	$15,764,928
Shares issued in reinvestment of distributions	139,286	1,599,074
Shares redeemed	(930,540)	(10,674,901)
Net increase (decrease)	578,165	$6,689,101
Year ended February 28, 2015
Shares sold	1,065,698	$12,334,451
Shares issued in reinvestment of distributions	125,657	1,461,469
Shares redeemed	(473,519)	(5,501,621)
Net increase (decrease)	717,836	$8,294,299

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.	Transactions with Affiliates (continued)
a.	Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended February 29, 2016, each Fund’s effective investment management fee rate based on daily average net assets was as follows:

	Franklin		Franklin		Franklin		Franklin	Franklin
	Alabama		Florida		Georgia		Kentucky	Louisiana
	Tax-Free		Tax-Free		Tax-Free		Tax-Free	Tax-Free
	Income Fund	Income Fund		Income Fund		Income Fund		Income Fund

	0.540%		0.481%		0.497%		0.574%	0.513%

		Franklin		Franklin		Franklin		Franklin
		Maryland		Missouri	North Carolina			Virginia
		Tax-Free		Tax-Free		Tax-Free		Tax-Free
	Income Fund		Income Fund		Income Fund		Income Fund

		0.497%		0.473%		0.471%		0.485%

b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31 for each Fund.

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The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	—%	0.65%	0.65%

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$57,366	$123,201	$126,916
CDSC retained	$9,204	$18,150	$7,293

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$61,401	$126,610	$63,623
CDSC retained	$3,176	$3,244	$3,795

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NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
d.	Sales Charges/Underwriting Agreements (continued)

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$254,692	$171,987	$89,176
CDSC retained	$42,604	$18,457	$5,176

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended February 29, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$37,287	$112,023	$78,397

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$23,697	$50,480	$88,881

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$161,709	$145,827	$119,049

f. Interfund Transactions

Franklin Georgia Tax-Free Income Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. During the year ended February 29, 2016, the purchase and sale transactions aggregated $0 and $900,000, respectively.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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At February 29, 2016, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2017	$—	$—	$2,923,290
Captial loss carryforwards not subject to expiration:
Short term	1,159,119	9,775,426	2,727,532
Long term	3,489,994	31,665,602	5,923,837
Total capital loss carryforwards	$4,649,113	$41,441,028	$11,574,659

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2017	$417,325	$42,728	$1,038,820
2018	—	782,096	205,848
Captial loss carryforwards not subject to expiration:
Short term	1,832,698	8,868,279	7,931,738
Long term	4,552,736	8,868,317	9,476,711
Total capital loss carryforwards	$6,802,759	$18,561,420	$18,653,117

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2018	$760,453	$16,085	$1,530,757
2019	835	—	—
Captial loss carryforwards not subject to expiration:
Short term	7,369,982	21,618,255	12,537,293
Long term	29,993,023	28,445,705	15,289,348
Total capital loss carryforwards	$38,124,293	$50,080,045	$29,357,398

During the year ended February 29, 2016, Franklin Alabama Tax-Free Income Fund and Franklin Georgia Tax-Free Income Fund utilized $308,766 and $337,719, respectively, of capital loss carryforwards.

On February 29, 2016, the following Funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

Franklin	Franklin	Franklin
Georgia	Kentucky	Missouri
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

$414,407	$107,105	$384,084

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

The tax character of distributions paid during the years ended February 29, 2016 and February 28, 2015, was as follows:

	Franklin Alabama		Franklin Florida		Franklin Georgia
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2016	2015	2016	2015	2016	2015
Distributions paid from tax exempt
income	$9,989,307	$10,206,266	$30,756,166	$35,018,303	$18,839,370	$18,376,970

	Franklin Kentucky		Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2016	2015	2016	2015	2016	2015
Distributions paid from tax exempt
income	$6,184,261	$6,302,653	$14,541,719	$15,034,357	$18,142,740	$19,406,096

	Franklin Missouri		Franklin North Carolina		Franklin Virginia
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2016	2015	2016	2015	2016	2015
Distributions paid from tax exempt
income	$37,485,534	$41,150,811	$37,324,970	$42,851,948	$25,023,870	$26,682,629

At February 29, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$263,802,013	$709,099,161	$520,248,593

Unrealized appreciation	$16,558,907	$71,563,201	$42,486,222
Unrealized depreciation	(8,521,629)	(25,196,266)	(14,066,370)
Net unrealized appreciation (depreciation)	$8,037,278	$46,366,935	$28,419,852
Distributable earnings - undistributed tax exempt
income	$461,478	$2,622,410	$972,566

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$161,189,908	$368,653,583	$499,534,440

Unrealized appreciation	$12,239,257	$30,449,491	$30,162,702
Unrealized depreciation	(3,029,414)	(8,372,214)	(20,060,104)
Net unrealized appreciation (depreciation)	$9,209,843	$22,077,277	$10,102,598
Distributable earnings - undistributed tax exempt
income	$243,074	$918,824	$1,771,298

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	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments.	$1,031,038,700	$1,030,234,523	$668,428,809

Unrealized appreciation	$71,651,262	$67,410,837	$47,766,529
Unrealized depreciation	(35,405,996)	(37,156,437)	(22,204,087)
Net unrealized appreciation (depreciation)	$36,245,266	$30,254,400	$25,562,442
Distributable earnings - undistributed tax exempt
income	$3,306,260	$3,800,069	$1,649,257

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and bond workout expenditures.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 29, 2016, were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases	$34,644,129	$39,539,673	$33,104,355
Sales.	$29,076,356	$56,223,052	$25,857,092

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases	$20,799,753	$19,814,731	$50,293,751
Sales.	$9,676,250	$16,042,104	$68,473,504

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases	$114,672,543	$77,135,767	$36,803,360
Sales.	$84,003,058	$79,955,850	$46,343,249

6. Credit Risk

At February 29, 2016, Franklin Maryland Tax-Free Income Fund had 6.66% of its portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state, U.S. territories and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes,

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7. Concentration of Risk (continued)

credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 29, 2016, the Funds did not use the Global Credit Facility.

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 29, 2016, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	HFA	Housing Finance Authority/Agency
AMBAC	American Municipal Bond Assurance Corp.	HFAR	Housing Finance Authority Revenue
BAM	Build America Mutual Assurance Co.	IDA	Industrial Development Authority/Agency
BHAC	Berkshire Hathaway Assurance Corp.	IDAR	Industrial Development Authority Revenue
CDA	Community Development Authority/Agency	IDB	Industrial Development Bond/Board
CDR	Community Development Revenue	IDBR	Industrial Development Board Revenue
CIFG	CDC IXIS Financial Guaranty	MBS	Mortgage-Backed Security
COP	Certificate of Participation	MFHR	Multi-Family Housing Revenue
CRDA	Community Redevelopment Authority/Agency	MFR	Multi-Family Revenue
EDA	Economic Development Authority	NATL	National Public Financial Guarantee Corp.
EDC	Economic Development Corp.	PBA	Public Building Authority
ETM	Escrow to Maturity	PCFA	Pollution Control Financing Authority
FGIC	Financial Guaranty Insurance Co.	PCR	Pollution Control Revenue
FHA	Federal Housing Authority/Agency	PFAR	Public Financing Authority Revenue
FICO	Financing Corp.	RDA	Redevelopment Agency/Authority
GARB	General Airport Revenue Bonds	RDAR	Redevelopment Agency Revenue
GNMA	Government National Mortgage Association	SFM	Single Family Mortgage
GO	General Obligation	SFMR	Single Family Mortgage Revenue
HDA	Housing Development Authority/Agency	XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 18, 2016

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2016. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2017, shareholders will be notified of amounts for use in preparing their 2016 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (August 2015-present); director of various companies; and
formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director,
Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension
Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999)); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	147	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 44 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton
Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within Franklin Tax-Free Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and subaccounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as

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SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests, as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge report prepared for each individual Fund showed its investment performance for its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2015, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations.

The Broadridge report showed the income return for each Fund for 2015 and for the previous three-, five- and 10-year periods on an annualized basis to be above the median of its Lipper performance universe and in the first- or second-highest quintile of such universe.

The Broadridge report showed the total return for the majority of the Funds to be below the median of each Fund’s respective Lipper performance universe in 2015 and at least one of the annualized periods, with Franklin North Carolina Tax-Free Income Fund below the median for 2015 and the annualized three-, five- and 10-year periods. The Board was satisfied with the overall performance of these Funds, noting their income-oriented objective.

The Board noted that while the total returns of Franklin North Carolina Tax-Free Income Fund were not favorable, this Fund has an income-oriented objective and demonstrated favorable income returns. As a result, the Board did not believe that any change in portfolio management was warranted.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Broadridge reports showed that the contractual investment management fee rates for five Funds were at or below the median of their respective Lipper expense groups. The contractual investment management fee rate for three of the Funds—Franklin Alabama Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund—were within two and one half basis points of their respective Lipper expense group medians and Franklin Kentucky Tax-Free Income Fund was within five basis points of its Lipper expense group median. The Broadridge reports further showed that the actual total expense ratios for all Funds were at or below the median of their respective Lipper expense groups, with each being in the least expensive quintile of such group except for Franklin Kentucky Tax-Free Income Fund. Based on the above, the Board was satisfied with the investment management fee and total expense ratio of each Fund in comparison to its Lipper expense group as shown in the Broadridge reports.

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SHAREHOLDER INFORMATION

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds’ investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter until reaching a final breakpoint of 0.36% on assets in excess of $20 billion. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase and pointed out the favorable total expense comparisons for each Fund within its Lipper expense group as discussed under “Comparative Expenses.” The Board observed that at December 31, 2015, none of these Funds had assets in excess of $8 billion and believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each such Fund provides for a sharing of benefits with the Fund and its shareholders as the Fund grows.

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SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $865,326 for the fiscal year ended February 29, 2016 and $820,076 for the fiscal year ended February 28, 2015.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

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(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 29, 2016 and $9,247 for the fiscal year ended February 28, 2015.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $672,151 for the fiscal year ended February 29, 2016 and $0 for the fiscal year ended February 28, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

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(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $672,151 for the fiscal year ended February 29, 2016 and $9,247 for the fiscal year ended February 28, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

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Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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FRANKLIN TAX-FREE TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 26, 2016

By  /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date April 26, 2016

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